UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09571

Nuveen Senior Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments

Closed-End Funds

Semi-Annual Report January 31, 2014

NSL

Nuveen Senior Income Fund

JFR

Nuveen Floating Rate Income Fund

JRO

Nuveen Floating Rate Income Opportunity Fund

JSD

Nuveen Short Duration Credit Opportunities Fund

JQC

Nuveen Credit Strategies Income Fund

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Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	8
Common Share Information	9
Risk Consideration	11
Performance Overviews and Holding Summaries	14
Shareholder Meeting Report	24
Portfolios of Investments	25
Statement of Assets and Liabilities	77
Statement of Operations	78
Statement of Changes in Net Assets	79
Statement of Cash Flows	82
Financial Highlights	84
Notes to Financial Statements	91
Additional Fund Information	108
Glossary of Terms Used in this Report	109
Reinvest Automatically, Easily and Conveniently	110

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

Despite headwinds from slow growth, fiscal and political uncertainty in many countries and some fragile economies around the world, domestic and international equity markets increased significantly in 2013. The emerging markets equity sector was an exception. Other sectors, such as real estate, were flat to down a bit and commodities were notably negative in total return performance. The fixed income market also experienced losses in many sectors.

U.S. equities in particular hit numerous all-time highs during the past year, exceeding prior rising market trends. Europe and Asia struggled with political and financial stresses but Europe's improving GDP in the second half provided hope that the region can exit recession. In Japan, the economic policies advocated by Prime Minister Shinzo Abe became a positive influence on the economy as deflationary pressures declined, while the economy in China started to stabilize due to monetary easing and supply side reforms. On the domestic front, the Federal Reserve stimulus continued throughout the year but discussion of reductions in the stimulus program caused historically low rates to rise and added to concern that interest rates could rise quickly in the near future. This provided challenges for fixed income investors.

The Federal Reserve's decision to slow down its bond buying program beginning in January 2014, and the federal budget compromise over government spending into early 2015 were positive signs that the domestic economy is moving forward. We are beginning to experience an economy that can provide encouraging conditions for GDP growth, job growth and low inflation. Additionally, downward trending unemployment and a continuing rebound in the housing market adds to a positive economic scenario going forward.

However, the current year has experienced a tumultuous start. It is in these particularly volatile markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Nuveen Fund Board
March 25, 2014

Nuveen Investments

Portfolio Managers'

Comments

Nuveen Senior Income Fund (NSL)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Credit Strategies Income Fund (JQC)

The Funds' investment portfolios are managed by Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen Investments. Gunther Stein, who serves as the firm's Chief Investment Officer, and Scott Caraher manage NSL, JFR and JRO. Gunther and Sutanto Widjaja manage JQC, while JSD is managed by Gunther, Scott and Jenny Rhee. Here the team discusses their management strategies and the performance of the Funds for the six-month reporting period ended January 31, 2014.

What strategies were used to manage the Funds during the six-month reporting period ended January 31, 2014? How did these strategies influence performance?

NSL, JFR and JRO have similar investment objectives and strategies. Each Fund is designed to seek a high level of current income by primarily investing in a portfolio of adjustable rate, senior secured corporate loans. The Funds also may invest in unsecured senior loans, other debt securities, equity securities and warrants acquired in connection with an investment in senior loans. A significant portion of each Fund's assets may be invested in instruments that, at the time of investment, are rated below investment grade or are unrated but judged by Symphony to be of comparable quality.

JSD seeks to provide current income and the potential for capital appreciation. The Fund invests primarily in a blended portfolio of below investment grade adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments. The Fund may also make limited tactical investments in other types of debt instruments and may enter into tactical short positions consisting of primarily high yield debt. The Fund maintains a portfolio with an average duration that does not exceed two years.

JQC invests at least 70% of its assets in senior secured and second lien loans, and up to 30% of its assets opportunistically over the credit cycle in other types of securities across a company's capital structures. These other securities primarily include income-oriented securities such as high yield corporate and convertible bonds as well as common stocks.

How did the Funds perform during this six-month reporting period ended January 31, 2014?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for each Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended January 31, 2014. For

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors (Moody's) Service, Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

Portfolio Managers' Comments (continued)

the six-month reporting period ended January 31, 2014, NSL, JFR, JRO and JSD's total return on common share net asset value (NAV) outperformed the Barclays U.S. Aggregate Bond Index while all of the Funds outperformed the CSFB Leveraged Loan Index. Loans in general performed well during the reporting period, due to solid economic growth and low default rates. During January 2014, robust technical conditions helped floating rate instruments post gains while equity markets tumbled off record highs amid concerns of slowing global economic growth.

The senior loans and corporate bonds of Clear Channel Communications, Inc., a diversified media and entertainment company, contributed positively to performance as a significant holding for each of the Funds. Throughout the reporting period, we believed that the company would continue to address its upcoming maturities and earnings would improve along with the economy. The company's capital structure benefitted during the reporting period when it announced an amend-and-extend loan transaction (amend-to-extend transaction allows an issuer to push out part of its loan maturities through an amendment, rather than a full-out refinancing) and the loan traded higher as investor appetite for the longer dated, higher yielding maturity increased. While the company has now addressed the bulk of its near term maturities, we are maintaining exposure to the credit as the loans offer a compelling yield and attractive total return in the current economic environment.

Also contributing to performance during the reporting period were the senior loans of the communication technology services company IPC Systems. The loans contributed positively as investors focused on the attractive yeild of this relatively short dated paper.

The loans of J.C. Penney Company, Inc. detracted from performance during the reporting period. Our initial thesis was built on the potential turnaround story with a new CEO and on the theoretical value of the company's real estate. However, recent trends have proven the turnaround more challenging. Headline risk from a prominent activist investor and disappointing same store sales hurt the loan during the reporting period. We no longer hold the position.

Also negatively impacting the portfolios were the loans of the Sun Products Corporation, a cleaning products company. The company faced increasing competition from a larger competitor and detracted during the period.

There has been an increased focus on the structure of many senior loans in the market, including London Interbank Offered Rate (LIBOR) floors. These are fairly recent developments and worthy of discussion. All of these Funds have owned, or currently own, loans with the LIBOR floor feature. The coupon on most senior loans consists of both LIBOR (usually 90-day U.S. LIBOR) plus a spread. For example, a senior loan might have a coupon structure of "LIBOR plus 400 basis points (bp)" in which the coupon consists of 90-day LIBOR, plus 400bp. Given today's relatively low LIBOR rate, however, many issuers have put in place LIBOR floors to enhance the yield (and satisfy demand from investors) for newly issued loans. LIBOR floors, as the name suggests, put a "floor" on the reference LIBOR rate. LIBOR floors typically range from 150bp to 50bp. A loan with a LIBOR floor might have a structure of "LIBOR + 400bp with a 100bp LIBOR floor." In this example, the effective coupon is 5% (100bp + 400bp). As a result, as LIBOR rises from current levels, the yield on a senior loan with a LIBOR floor will not rise in lockstep until after the reference LIBOR rate exceeds the LIBOR floor. Although many loans have LIBOR floors, the asset class is one of the few that will float when interest rates begin to rise, and we believe the senior loan asset class provides fixed income oriented investors with a potential safeguard from a secular rise in interest rates.

JQC maintained exposure to senior loans during the reporting period, while tactically allocating between high yield corporate bonds and equity securities. Exposure consisted of mainly U.S. issuers, and was focused on companies that, in general, had high levels of tangible assets, predictable revenue streams, significant market share within their respective industries and positive free cash flow. Selectively, the Fund had exposure to companies with above average leverage

Nuveen Investments

where we felt that fundamentals supported the valuation or where a positive catalyst existed. During the reporting period, the Fund increased its exposure limits with regards to equity securities as well as CCC-rated securities.

For JSD, we also continued to invest in credit default swaps, which were used to provide a benefit if particular bonds' credit quality worsened. The Fund does not hold other securities issued by the issuers referenced under these credit default swap contracts. These contracts had a negligible effect on performance.

Nuveen Investments

Fund

Leverage

IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their benchmarks was the Funds' use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds' use of leverage had a positive impact on performance during this reporting period.

The Funds also continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, the Funds use through bank borrowings. The swap contracts' impact on the Funds' performance was negligible during this reporting period.

As of January 31, 2014, the Funds' percentages of leverage are shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Effective Leverage*	34.97%	34.92%	34.78%	29.91%	28.69%
Regulatory Leverage*	34.97%	34.92%	34.78%	29.91%	28.69%

*  Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS' REGULATORY LEVERAGE

Bank Borrowings

As discussed previously, the Funds employ regulatory leverage through the use of bank borrowings. As of January 31, 2014, the Funds have outstanding bank borrowings as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Bank Borrowings	$99,000,000	$237,200,000	$163,900,000	$85,000,000	$561,000,000

Refer to Notes to Financial Statements, Note 9—Borrowing Arrangements for further details.

Variable Rate Term Preferred Shares

During the current reporting period, NSL, JFR and JRO each refinanced a portion of their bank borrowings with the issuance of Variable Rate Term Preferred (VRTP) shares. Each Fund's VRTP shares were issued via private placement and are not publicly available. VRTP shares feature a fixed short-term (three years) with floating rate dividends set monthly at a specified short-term index rate, plus a fixed spread. As of January 31, 2014, the Funds' outstanding VRTP shares are as shown in the accompanying table.

	NSL	JFR	JRO
VRTP Shares, at liquidation value	$58,000,000	$139,000,000	$98,000,000

Refer to Notes to Financial Statements, Note 1—General Information and Significant Accounting Policies for further details on VRTP shares.

Nuveen Investments

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds' distributions is current as of January 31, 2014. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investment value changes.

During the current reporting period, each Fund's monthly distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Distribution Date	NSL	JFR	JRO	JSD	JQC
August 2013	$0.0410	$0.0700	$0.0730	$0.1260	$0.0620
September	0.0390	0.0670	0.0690	0.1220	0.0580
October	0.0390	0.0670	0.0690	0.1220	0.0580
November	0.0390	0.0670	0.0690	0.1220	0.0580
December	0.0360	0.0615	0.0645	0.1140	0.0545
January 2014	0.0360	0.0615	0.0645	0.1140	0.0545
Short-Term Capital Gain*	—	—	—	$0.0729	—
Long-Term Capital Gain*	—	—	—	$0.2540	—
Current Distribution Rate**	6.03%	6.12%	6.40%	7.33%	6.88%

*  Distribution paid in December 2013.

**  Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of January 31, 2014, all five Funds had positive UNII balances, based upon our best estimate, for tax purposes and negative UNII balances for financial reporting purposes.

COMMON SHARE REPURCHASES

During November 2013, the Nuveen Funds' Board of Directors/Trustees reauthorized the Funds' open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of their outstanding common shares.

As of January 31, 2014, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common Shares Cumulatively Repurchased and Retired	—	147,593	19,400	—	4,315,092
Common Shares Authorized for Repurchase	3,865,000	5,515,000	3,850,000	1,010,000	13,625,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

Nuveen Investments

Common Share Information (continued)

COMMON SHARE EQUITY SHELF PROGRAMS

During the reporting period, the Funds were authorized to issue additional shares through their ongoing equity shelf programs. Under these programs, each Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price or above the Fund's NAV per common share. Under the equity shelf programs, the Funds are authorized to issue the following number of additional common shares:

	NSL	JFR	JRO	JSD	JQC
Additional Common Shares Authorized	12,000,000	12,900,000	11,600,000	1,000,000	13,600,000

During the current reporting period, the following Funds sold common shares through their equity shelf programs at a weighted average premium to their NAV per common share as shown in the accompanying table.

	JFR	JRO
Common Shares Sold through Equity Shelf Program	22,610	43,186
Weighted Average Premium to NAV per Common Share Sold	1.46%	1.38%

As of November 30, 2013, NSL, JFR and JRO's shelf offering registration statement is no longer effective. Therefore, the Funds may not issue additional common shares under their equity shelf programs until a new registration statement is effective.

OTHER COMMON SHARE INFORMATION

As of January 31, 2014, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common Share NAV	$7.56	$12.71	$12.76	$19.73	$10.23
Common Share Price	$7.16	$12.06	$12.10	$18.67	$9.50
Premium/(Discount) to NAV	(5.29)%	(5.11)%	(5.17)%	(5.37)%	(7.14)%
6-Month Average Premium/(Discount) to NAV	(4.89)%	(4.37)%	(3.24)%	(4.82)%	(6.13)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results.

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Funds' use of leverage creates the possibility of higher volatility for the Funds' per share NAV, market price and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Illiquid Securities Risk. This is the risk that a Fund may not be able to sell securities in its portfolio at the time or price desired by the Fund.

Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities.

Counterparty Risk. To the extent that a Fund's derivative investments are purchased or sold in over-the-counter transactions, the Fund will be exposed to the risk that counter-parties to these transactions will be unable to meet their obligations.

Non-Investment Grade or Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Unrated Investment Risk. In determining whether an unrated security is an appropriate investment for a Fund, the manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However, such a determination by the manager is not the equivalent of a rating by a rating agency.

Nuveen Investments

Risk Considerations (continued)

Senior Loan Risk. Senior loans, both secured and unsecured, may not be rated by a national rating agency at the time of investment, generally will not be registered with the Securities and Exchange Commission (SEC) and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to senior loans generally is less extensive than that available for more widely rated, registered and exchange-listed securities.

Risks from Unsecured Adjustable Rate Loans or Insufficient Collateral Securing Adjustable Rate Loans. Some of the adjustable rate loans in which a Fund may invest will be unsecured, thereby increasing the risk of loss to the Fund in the event of issuer default. Other adjustable rate loans may be secured by specific collateral, but there can be no assurance that liquidating this collateral would satisfy a borrower's obligation to the Fund in the event of borrower default, or that such collateral could be readily liquidated under such circumstances.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original investment that generated the income.

Nuveen Investments

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Nuveen Investments

NSL

Nuveen Senior Income Fund

Performance Overview and Holding Summaries as of January 31, 2014

Average Annual Total Returns as of January 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NSL at Common Share NAV	4.50%	9.59%	24.17%	6.96%
NSL at Common Share Price	(0.76)%	(1.72)%	24.13%	5.31%
Barclays U.S. Aggregate Bond Index	1.78%	0.12%	4.93%	4.62%
CSFB Leveraged Loan Index	2.88%	5.72%	12.40%	5.03%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	126.3%
Corporate Bonds	18.7%
Short-Term Investments	10.1%
Common Stocks	2.5%
Convertible Bonds	0.3%
Preferred Shares	(19.9)%
Borrowings	(33.9)%
Other Assets Less Liabilities	(4.1)%

Top Five Issuers1

(% of total long-term investments)

Tribune Company	4.0%
Clear Channel Communications, Inc.	3.6%
Valeant Pharmaceuticals International, Inc.	3.3%
Dell, Inc.	2.1%
Federal-Mogul Corporation	1.9%

Portfolio Composition1

(% of total investments)

Media	13.7%
Health Care Providers & Services	7.9%
Pharmaceuticals	7.0%
Software	6.8%
Oil, Gas & Consumable Fuels	5.3%
Hotels, Restaurants & Leisure	5.1%
Food Products	4.2%
Diversified Consumer Services	3.8%
Food & Staples Retailing	2.7%
Health Care Equipment & Supplies	2.4%
Computers & Peripherals	2.2%
Wireless Telecommunication Services	2.2%
Internet Software & Services	2.2%
Airlines	2.2%
Diversified Financial Services	2.1%
Commercial Services & Supplies	2.1%
Semiconductors & Equipment	2.0%
Short-Term Investments	6.4%
Other Industries	19.7%

Credit Quality1,2

(% of total investments)

BBB	1.9%
BB or Lower	88.8%
N/R (not rated)	1.3%
N/A (not applicable)	8.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Excluding investments in derivatives.

2  Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

JFR

Nuveen Floating Rate Income Fund

Performance Overview and Holding Summaries as of January 31, 2014

Average Annual Total Returns as of January 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception[1]
JFR at Common Share NAV	4.58%	9.31%	21.89%	6.06%
JFR at Common Share Price	(2.05)%	0.76%	20.46%	5.38%
Barclays U.S. Aggregate Bond Index	1.78%	0.12%	4.93%	4.46%
CSFB Leveraged Loan Index	2.88%	5.72%	12.40%	5.07%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	119.5%
Corporate Bonds	18.2%
Short-Term Investments	10.5%
Asset-Backed Securities	5.8%
Common Stocks	3.3%
Investment Companies	1.8%
Convertible Bonds	0.3%
Preferred Shares	(19.8)%
Borrowings	(33.8)%
Other Assets Less Liabilities	(5.8)%

Top Five Issuers2

(% of total long-term investments)

Tribune Company	3.7%
Clear Channel Communications, Inc.	3.1%
Valeant Pharmaceuticals International, Inc.	2.4%
Univision Communications, Inc.	1.7%
Dell, Inc.	1.7%

Portfolio Composition2

(% of total investments)

Media	14.1%
Health Care Providers & Services	7.9%
Software	6.2%
Pharmaceuticals	5.4%
Oil, Gas & Consumable Fuels	4.8%
Food Products	4.0%
Hotels, Restaurants & Leisure	3.8%
Wireless Telecommunication Services	3.0%
Diversified Consumer Services	2.9%
Diversified Financial Services	2.5%
Food & Staples Retailing	2.2%
Health Care Equipment & Supplies	2.0%
Semiconductors & Equipment	1.9%
Internet Software & Services	1.9%
Airlines	1.9%
Commercial Services & Supplies	1.8%
Computers & Peripherals	1.8%
Communications Equipment	1.7%
Asset-Backed Securities	3.5%
Investment Companies	1.1%
Short-Term Investments	6.6%
Other Industries	19.0%

Credit Quality2,3

(% of total investments)

BBB	1.5%
BB or Lower	87.1%
N/R (not rated)	1.6%
N/A (not applicable)	9.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 3/25/04.

2  Excluding investments in derivatives.

3  Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund

Performance Overview and Holding Summaries as of January 31, 2014

Average Annual Total Returns as of January 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception[1]
JRO at Common Share NAV	5.02%	10.59%	24.60%	6.79%
JRO at Common Share Price	(1.72)%	(1.82)%	24.25%	6.04%
Barclays U.S. Aggregate Bond Index	1.78%	0.12%	4.93%	4.89%
CSFB Leveraged Loan Index	2.88%	5.72%	12.40%	5.06%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	119.5%
Corporate Bonds	20.7%
Short-Term Investments	9.4%
Asset-Backed Securities	5.6%
Common Stocks	3.5%
Convertible Bonds	0.3%
Preferred Shares	(20.0)%
Borrowings	(33.4)%
Other Assets Less Liabilities	(5.6)%

Top Five Issuers2

(% of total long-term investments)

Tribune Company	4.2%
Clear Channel Communications, Inc.	3.9%
Valeant Pharmaceuticals International, Inc.	2.6%
Federal Mogul Corporation	1.8%
Dell, Inc.	1.8%

Portfolio Composition2

(% of total investments)

Media	15.8%
Health Care Providers & Services	7.2%
Software	6.3%
Pharmaceuticals	5.9%
Oil, Gas & Consumable Fuels	4.9%
Hotels, Restaurants & Leisure	3.6%
Food Products	3.6%
Diversified Consumer Services	3.3%
Wireless Telecommunication Services	3.2%
Internet Software & Services	2.8%
Diversified Financial Services	2.3%
Food & Staples Retailing	2.3%
Health Care Equipment & Supplies	2.2%
Airlines	2.0%
Computers & Peripherals	1.9%
Semiconductors & Equipment	1.9%
Commercial Services & Supplies	1.8%
Asset-Backed Securities	3.6%
Short-Term Investments	5.9%
Other Industries	19.5%

Credit Quality2,3

(% of total investments)

BBB	1.4%
BB or Lower	88.7%
N/R (not rated)	1.8%
N/A (not applicable)	8.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 7/27/04.

2  Excluding investments in derivatives.

3  Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

JSD

Nuveen Short Duration Credit Opportunities Fund

Performance Overview and Holding Summaries as of January 31, 2014

Average Annual Total Returns as of January 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception[1]
JSD at Common Share NAV	4.45%	8.45%	9.71%
JSD at Common Share Price	(0.80)%	(0.50)%	5.86%
Barclays U.S. Aggregate Bond Index	1.78%	0.12%	3.21%
CSFB Leveraged Loan Index	2.88%	5.72%	5.45%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	118.7%
Corporate Bonds	20.5%
Short-Term Investments	3.8%
Borrowings	(42.7)%
Other Assets Less Liabilities	(0.3)%

Top Five Issuers2

(% of total long-term investments)

Clear Channel Communications, Inc.	3.2%
Valeant Pharmaceuticals International, Inc.	2.9%
Delta Air Lines, Inc.	2.2%
Dell, Inc.	1.8%
Onex Carestream Finance LP	1.6%

Portfolio Composition2

(% of total investments)

Health Care Providers & Services	9.4%
Media	9.1%
Software	8.7%
Pharmaceuticals	8.5%
Oil, Gas & Consumable Fuels	6.9%
Internet Software & Services	5.6%
Hotels, Restaurants & Leisure	4.5%
Diversified Consumer Services	4.2%
Wireless Telecommunication Services	3.5%
Health Care Equipment & Supplies	3.4%
Food Products	2.9%
Airlines	2.9%
Food & Staples Retailing	2.7%
Commercial Services & Supplies	2.5%
Diversified Financial Services	2.2%
Computers & Peripherals	2.0%
Short-Term Investments	2.6%
Other Industries	18.4%

Credit Quality2,3

(% of total investments)

BBB	2.0%
BB or Lower	94.2%
N/R (not rated)	1.2%
N/A (not applicable)	2.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 5/25/11.

2  Excluding investments in derivatives.

3  Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund

Performance Overview and Holding Summaries as of January 31, 2014

Average Annual Total Returns as of January 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JQC at Common Share NAV	4.67%	9.57%	21.64%	4.46%
JQC at Common Share Price	(1.81)%	0.98%	25.92%	4.89%
CSFB Leveraged Loan Index	2.88%	5.72%	12.40%	5.03%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	97.6%
Corporate Bonds	29.2%
Common Stocks	8.2%
Short-Term Investments	2.9%
Convertible Bonds	1.1%
Borrowings	(40.2)%
Other Assets Less Liabilities	1.2%

Top Five Issuers1

(% of total long-term investments)

Kinetic Concepts, Inc.	2.8%
Clear Channel Communications, Inc.	2.5%
WideOpenWest Finance LLC	2.4%
Delta Air Lines, Inc.	2.3%
iStar Financial, Inc.	2.1%

Portfolio Composition1

(% of total investments)

Media	11.9%
Software	7.8%
Health Care Equipment & Supplies	7.8%
Pharmaceuticals	5.9%
Diversified Consumer Services	4.5%
Hotels, Restaurants & Leisure	4.3%
Health Care Providers & Services	4.1%
Oil, Gas & Consumable Fuels	4.0%
Wireless Telecommunication Services	3.8%
Food Products	3.5%
Chemicals	3.0%
Airlines	2.7%
Internet Software & Services	2.5%
Diversified Telecommunication Services	2.5%
Food & Staples Retailing	2.2%
Real Estate Investment Trust	2.1%
Distributors	2.0%
Household Durables	2.0%
Real Estate Management & Development	1.9%
Short-Term Investments	2.1%
Other Industries	19.4%

Credit Quality1,2

(% of total investments)

BBB	2.4%
BB or Lower	89.6%
N/A (not applicable)	8.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Excluding investments in derivatives.

2  Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 26, 2013; at this meeting the shareholders were asked to vote on the election of Board Members.

	NSL	JFR	JRO	JSD
	Common Shares	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	33,533,903	46,939,063	32,956,437	8,679,939
Withhold	742,590	1,137,631	788,811	177,192
Total	34,276,493	48,076,694	33,745,248	8,857,131
Judith M. Stockdale
For	33,483,405	46,834,802	32,845,976	8,666,712
Withhold	793,088	1,241,892	899,272	190,419
Total	34,276,493	48,076,694	33,745,248	8,857,131
Carole E. Stone
For	33,491,887	46,847,832	32,900,424	8,676,345
Withhold	784,606	1,228,862	844,824	180,786
Total	34,276,493	48,076,694	33,745,248	8,857,131
Virginia L. Stringer
For	33,466,105	46,817,106	32,914,904	8,676,143
Withhold	810,388	1,259,588	830,344	180,988
Total	34,276,493	48,076,694	33,745,248	8,857,131

Nuveen Investments

NSL

Nuveen Senior Income Fund

Portfolio of Investments  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 147.8% (93.6% of Total Investments)
	VARIABLE RATE SENIOR LOAN INTERESTS – 126.3% (80.0% of Total Investments) (4)
	Aerospace & Defense – 0.5% (0.3% of Total Investments)
$1,485	Sequa Corporation, Term Loan B	5.250%	6/19/17	B	$1,466,066
	Airlines – 3.4% (2.2% of Total Investments)
2,488	American Airlines, Inc., Term Loan	3.750%	6/27/19	Ba2	2,511,599
3,955	Delta Air Lines, Inc., Term Loan B1	4.000%	10/18/18	Ba1	3,981,144
990	Delta Air Lines, Inc., Term Loan B2	3.250%	4/18/16	Ba1	996,085
2,500	US Airways, Inc., Term Loan B1	3.500%	5/23/19	Ba2	2,516,875
9,933	Total Airlines				10,005,703
	Auto Components – 2.8% (1.8% of Total Investments)
5,433	Federal-Mogul Corporation, Tranche B, Term Loan, DD1	2.108%	12/29/14	B1	5,405,468
2,756	Federal-Mogul Corporation, Tranche C, Term Loan, DD1	2.108%	12/28/15	B1	2,742,322
8,189	Total Auto Components				8,147,790
	Biotechnology – 0.6% (0.4% of Total Investments)
1,745	Grifols, Inc., Term Loan	4.250%	6/01/17	Ba1	1,760,343
	Building Products – 0.5% (0.3% of Total Investments)
1,496	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	B+	1,511,362
	Capital Markets – 1.6% (1.0% of Total Investments)
661	American Capital, LTD., Term Loan, First Lien	4.000%	8/22/16	BB–	665,648
1,496	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	1,516,349
2,468	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	2,489,734
4,625	Total Capital Markets				4,671,731
	Chemicals – 1.7% (1.1% of Total Investments)
1,886	Ineos US Finance LLC, Term Loan, First Lien	4.000%	5/04/18	BB–	1,898,839
990	PQ Corporation, Term Loan, First Lien	4.500%	8/07/17	B+	1,000,165
1,435	Univar, Inc., Term Loan	5.000%	6/30/17	B+	1,429,407
197	W.R Grace & Co., Delayed Draw, Term Loan, WI/DD	TBD	TBD	BBB–	198,438
553	W.R Grace & Co., Exit Term Loan, WI/DD	TBD	TBD	BBB–	555,625
5,061	Total Chemicals				5,082,474
	Commercial Services & Supplies – 2.7% (1.7% of Total Investments)
2,500	Aramark Corporation, Term Loan, Tranche D	4.000%	9/09/19	BBB–	2,518,738
997	CCS Income Trust, Term Loan, First Lien	6.250%	5/12/18	B–	1,006,115
750	Education Management LLC, Tranche C2, Term Loan, WI/DD	TBD	TBD	B–	720,750
3,016	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	3,057,351
491	HMH Holdings, Inc., Term Loan, First Lien	4.250%	5/14/18	B1	494,934
32	Vertrue Inc., Term Loan, First Lien	15.000%	2/04/18	N/R	32,384
7,786	Total Commercial Services & Supplies				7,830,272
	Communications Equipment – 2.3% (1.4% of Total Investments)
1,733	Alcatel-Lucent, Inc., Term Loan C	5.750%	1/30/19	B+	1,752,618
3,243	Avaya, Inc., Term Loan B3, DD1	4.736%	10/26/17	B1	3,174,268
1,667	Level 3 Financing, Inc., Term Loan, Tranche B3	4.000%	8/01/19	BB–	1,679,688
6,643	Total Communications Equipment				6,606,574

Nuveen Investments

NSL  Nuveen Senior Income Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Computers & Peripherals – 3.5% (2.2% of Total Investments)
$8,978	Dell, Inc., Term Loan B	4.500%	4/29/20	BB+	$8,949,915
1,188	SunGard Data Systems, Inc., Term Loan D	4.500%	1/31/20	BB	1,195,420
10,166	Total Computers & Peripherals				10,145,335
	Containers & Packaging – 0.7% (0.4% of Total Investments)
2,000	Berry Plastics Holding Corporation, Term Loan E	3.750%	1/06/21	B+	2,003,036
	Distributors – 1.5% (1.0% of Total Investments)
4,476	HD Supply, Inc., Term Loan B	4.500%	10/12/17	B+	4,515,236
	Diversified Consumer Services – 5.7% (3.6% of Total Investments)
2,680	Cengage Learning Acquisitions, Inc., Term Loan, (5)	4.750%	7/03/14	D	2,461,132
1,574	Ceridian Corporation, New Replacement Term Loan	4.408%	8/14/15	B1	1,584,770
7,105	Hilton Hotels Corporation, Term Loan B2	3.750%	10/25/20	BB	7,164,187
2,441	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B1	2,435,220
995	Pinnacle Entertainment, Term Loan B2	3.750%	8/13/20	BB+	1,003,084
1,995	Spotless Holdings, SAS, Term Loan, First Lien	5.000%	10/02/18	B1	2,027,419
16,790	Total Diversified Consumer Services				16,675,812
	Diversified Financial Services – 3.4% (2.1% of Total Investments)
1,990	Home Loan Servicing Solutions, Ltd., Term Loan B	4.500%	6/26/20	BB–	2,023,581
1,985	Ocwen Financial Corporation, Term Loan B	5.000%	2/15/18	B+	2,009,193
1,812	RPI Finance Trust, Term Loan B3	3.250%	11/09/18	Baa2	1,825,246
3,946	WideOpenWest Finance LLC, Term Loan B, DD1	4.750%	4/01/19	B1	3,982,605
9,733	Total Diversified Financial Services				9,840,625
	Diversified Other – 0.2% (0.1% of Total Investments)
506	Rexnord LLC, Term Loan B	4.000%	8/21/20	B+	509,162
	Electronic Equipment & Instruments – 0.6% (0.4% of Total Investments)
1,903	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/26/17	B	1,712,250
	Food & Staples Retailing – 4.2% (2.7% of Total Investments)
903	Albertson's LLC, Term Loan B1	4.250%	3/21/16	BB–	911,553
1,589	Albertson's LLC, Term Loan B2	4.750%	3/21/19	BB–	1,608,500
2,391	BJ's Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	2,417,014
2,000	BJ's Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/31/20	CCC	2,060,208
750	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B	765,000
989	Supervalu, Inc., New Term Loan B	5.000%	3/21/19	B+	995,512
3,750	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B–	3,581,250
12,372	Total Food & Staples Retailing				12,339,037
	Food Products – 6.6% (4.2% of Total Investments)
1,980	AdvancePierre Foods, Inc., Term Loan, First Lien	5.750%	7/10/17	B1	1,985,776
684	AdvancePierre Foods, Inc., Term Loan, Second Lien	9.500%	10/10/17	CCC+	668,610
8,014	H.J Heinz Company, Term Loan B2	3.500%	6/05/20	BB	8,104,998
1,574	Michael Foods Group, Inc., Term Loan	4.250%	2/25/18	Ba3	1,587,248
993	Pinnacle Foods Finance LLC, Term Loan G	3.250%	4/29/20	BB–	994,981
5,845	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	5,910,275
19,090	Total Food Products				19,251,888
	Health Care Equipment & Supplies – 3.0% (1.9% of Total Investments)
1,000	Ardent Medical Services, Inc., Term Loan, Second Lien	11.000%	1/02/19	CCC+	1,015,000
1,908	Kinetic Concepts, Inc., Term Loan D1	4.000%	5/04/18	BB–	1,927,860
750	Kinetic Concepts, Inc., Term Loan D1, WI/DD	TBD	TBD	BB–	756,090
3,900	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	3,965,391
1,000	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	1,023,333
8,558	Total Health Care Equipment & Supplies				8,687,674

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Health Care Providers & Services – 8.8% (5.5% of Total Investments)
$1,399	Ardent Medical Services, Inc., Term Loan, First Lien	6.750%	7/02/18	B+	$1,410,651
926	BioScrip, Inc., Delayed Draw, Term Loan	6.500%	7/31/20	B	921,152
1,515	Community Health Systems, Inc., Term Loan D, DD1	4.250%	1/27/21	BB	1,532,926
6	Community Health Systems, Inc., Term Loan E	3.487%	1/25/17	BB	5,797
3,960	DaVita, Inc., New Term Loan B2	4.000%	11/01/19	Ba2	3,997,933
602	Genesis Healthcare LLC, Term Loan	10.001%	12/04/17	B	615,568
4,207	Golden Living, Term Loan	5.000%	5/04/18	B	4,144,615
990	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	996,193
500	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/20/19	CCC+	512,500
1,299	Kindred Healthcare, Inc., Term Loan B1	4.250%	6/01/18	Ba3	1,311,408
919	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B	890,604
544	National Mentor Holdings, Inc., Term Loan B, WI/DD	TBD	TBD	B1	548,736
2,500	One Call Care Management, Inc., Term Loan B	5.000%	11/27/20	B1	2,518,750
226	Sheridan Holdings, Inc., Delayed Draw, Term Loan, WI/DD	TBD	TBD	B1	226,371
3,994	Sheridan Holdings, Inc., Term Loan, First Lien, DD1	4.500%	6/29/18	B1	4,032,298
1,400	Sheridan Holdings, Inc., Term Loan, Second Lien	8.250%	12/20/21	B+	1,435,000
493	Skilled Healthcare Group, Inc., Term Loan	6.750%	4/09/16	B	495,260
25,480	Total Health Care Providers & Services				25,595,762
	Hotels, Restaurants & Leisure – 7.7% (4.9% of Total Investments)
1,930	24 Hour Fitness Worldwide, Inc., Term Loan B	5.250%	4/22/16	Ba3	1,954,164
1,415	BLB Management Services, Inc., Term Loan	5.250%	11/10/18	BB–	1,427,615
3,428	Caesars Entertainment Operating Company, Inc., Term Loan B6	5.489%	1/28/18	B–	3,303,293
3,690	CCM Merger, Inc., Term Loan, DD1	5.000%	3/01/17	B+	3,736,487
3,250	CityCenter Holdings LLC, Term Loan B, DD1	5.000%	10/16/20	B+	3,294,350
1,500	Intrawest Resorts Holdings, Inc., Initial Term Loan	5.500%	12/09/20	B+	1,505,625
933	Landry's Restaurants, Inc., Term Loan B	4.000%	4/24/18	BB–	943,665
1,485	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	1,488,447
2,000	Scientific Games Corporation, Term Loan B	4.250%	10/18/20	Ba2	2,012,322
947	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.000%	5/14/20	BB+	944,250
1,985	Station Casino LLC, Term Loan B	5.000%	3/02/20	B	2,008,820
22,563	Total Hotels, Restaurants & Leisure				22,619,038
	Household Durables – 0.2% (0.1% of Total Investments)
485	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	B+	489,572
	Household Products – 0.6% (0.4% of Total Investments)
1,472	Spectrum Brands, Inc., Term Loan A	3.000%	9/04/17	BB	1,478,709
186	Spectrum Brands, Inc., Term Loan C	3.500%	9/04/19	BB	187,511
1,658	Total Household Products				1,666,220
	Insurance – 2.7% (1.7% of Total Investments)
750	Alliant Holdings I LLC, Initial Term Loan B, First Lien, WI/DD	TBD	TBD	B1	755,625
2,745	Hub International Holdings, Inc., Term Loan B, DD1	4.750%	10/02/20	B1	2,782,730
1,435	Sedgwick Holdings, Inc., Term Loan, First Lien	4.250%	6/12/18	B+	1,444,651
2,975	USI Holdings Corporation, Initial Term Loan, DD1	4.250%	12/27/19	B1	2,997,360
7,905	Total Insurance				7,980,366
	Internet Software & Services – 3.4% (2.2% of Total Investments)
4,946	EIG Investors Corp., Term Loan, DD1	5.000%	11/09/19	B	4,999,239
499	Sabre Inc., Term Loan B2	4.500%	2/19/19	B1	500,698
850	Sabre Inc., Term Loan C	4.000%	2/19/18	B1	853,947
743	Sabre, Inc., Term Loan B	5.250%	2/19/19	B1	748,842
1,776	SSI Investments II, Ltd., New Term Loan	5.000%	5/26/17	Ba3	1,791,318
1,158	VFH Parent LLC, New Term Loan	5.750%	11/08/19	N/R	1,169,984
9,972	Total Internet Software & Services				10,064,028
	IT Services – 1.1% (0.7% of Total Investments)
940	CompuCom Systems, Inc., Term Loan B	4.250%	5/09/20	B1	941,070
327	SRA International, Term Loan	6.500%	7/20/18	B1	326,063

Nuveen Investments

NSL  Nuveen Senior Income Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	IT Services (continued)
$993	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	$998,698
1,112	Zayo Group LLC, Term Loan B	4.000%	7/02/19	B1	1,119,933
3,372	Total IT Services				3,385,764
	Leisure Equipment & Products – 1.3% (0.8% of Total Investments)
2,017	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	B+	2,032,271
1,191	Equinox Holdings, Inc., New Initial Term Loan B	4.501%	1/31/20	B1	1,203,654
500	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B–	513,750
3,708	Total Leisure Equipment & Products				3,749,675
	Machinery – 0.9% (0.6% of Total Investments)
2,580	Gardner Denver, Inc., Term Loan, DD1	4.250%	7/30/20	B1	2,580,707
	Media – 16.1% (10.2% of Total Investments)
900	Affinion Group Holdings, Inc., Term Loan B, DD1	6.750%	10/09/16	B1	894,886
873	Cengage Learning Acquisitions, Inc., Tranche B, Extended Term Loan, (5)	7.750%	7/04/17	D	800,281
1,363	Clear Channel Communications, Inc., Tranche D, Term Loan	6.910%	1/30/19	CCC+	1,325,540
2,611	Clear Channel Communications, Inc.,Term Loan E	7.660%	7/30/19	CCC+	2,603,214
6,600	Cumulus Media, Inc., Term Loan B , DD1	4.250%	12/23/20	B+	6,677,517
1,427	Emerald Expositions Holdings, Inc., Term Loan, First Lien	5.500%	6/17/20	BB–	1,438,543
750	EMI Music Publishing LLC, Term Loan B	4.250%	6/29/18	BB–	755,625
569	Interactive Data Corporation, Term Loan	3.750%	1/31/18	Ba3	572,168
993	Internet Brands, Inc., Term Loan B	6.250%	3/18/19	B+	998,289
1,785	McGraw-Hill Education Holdings LLC, Term Loan	9.000%	3/22/19	B2	1,821,816
1,000	Media General, Inc., Delayed Draw, Term Loan	4.250%	7/31/20	BB–	1,010,619
988	Mediacom Broadband LLC, Tranche G, Term Loan	4.000%	1/20/20	BB	988,734
1,852	Radio One, Inc., Term Loan B, First Lien	7.500%	2/14/17	B+	1,902,898
1,496	Springer Science & Business Media, Inc., Term Loan	5.000%	8/14/20	B	1,506,070
15,809	Tribune Company, Term Loan B, DD1	4.000%	12/27/20	BB–	15,819,043
3,880	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	3,906,202
1,714	UPC Broadband Holding BV, Term Loan AF	4.000%	1/31/21	BB–	1,726,787
500	Weather Channel Corporation, Term Loan, Second Lien	7.000%	6/26/20	B3	505,625
1,324	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	BB–	1,329,854
1,793	Yell Group PLC, Term Loan, (5)	4.097%	7/31/14	N/R	399,303
48,227	Total Media				46,983,014
	Multiline Retail – 0.9% (0.6% of Total Investments)
2,750	Hudson's Bay Company, Term Loan B, First Lien	4.750%	11/04/20	BB	2,794,679
	Oil, Gas & Consumable Fuels – 8.2% (5.2% of Total Investments)
1,000	Western Refining, Inc., Term Loan B	4.250%	11/12/20	BB–	1,010,625
1,495	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	1,508,187
1,343	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B	1,380,316
2,985	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	3,059,625
833	EP Energy LLC, Term Loan B3, Second Lien	3.500%	5/24/18	Ba3	837,500
998	Fieldwood Energy LLC, Term Loan, First Lien	3.875%	9/28/18	Ba2	1,004,670
2,000	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	2,058,572
751	Frac Tech International LLC, Term Loan	8.500%	5/06/16	B2	761,915
3,244	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B1	3,298,488
1,850	Offshore Group Investment Limited, Term Loan B	5.000%	10/25/17	B–	1,864,454
1,493	Pacific Drilling S.A., Term Loan B	4.500%	6/03/18	B+	1,510,970
1,496	Peabody Energy Corporation, Term Loan B	4.250%	9/24/20	BB+	1,509,104
993	Rice Drilling LLC., Term Loan, Second Lien	8.500%	10/25/18	N/R	1,013,591
1,250	Samson Investment Company, Tranche 1, Term Loan, Second Lien	5.000%	9/25/18	B1	1,264,375
993	Saxon Energy Services, Inc., Term Loan	5.500%	2/15/19	Ba3	1,004,079
750	Shelf Drilling Holdings LTD., Term Loan	10.000%	10/08/18	B+	764,062
23,474	Total Oil, Gas & Consumable Fuels				23,850,533
	Personal Products – 0.1% (0.1% of Total Investments)
287	Prestige Brands, Inc., Term Loan B1	3.792%	1/31/19	BB	289,089

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Pharmaceuticals – 9.4% (6.0% of Total Investments)
$555	BioScrip, Inc., Term Loan B	6.500%	7/31/20	B	$552,691
1,051	ConvaTec, Inc., Dollar Term Loan	4.000%	12/22/16	Ba3	1,061,057
796	Generic Drug Holdings, Inc., Term Loan B	5.000%	8/16/20	B1	805,452
2,000	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (5)	6.928%	5/03/13	N/R	60,000
95	Graceway Pharmaceuticals LLC, Term Loan, (5)	3.069%	5/03/12	N/R	104,709
1,810	Par Pharmaceutical Companies, Inc., Additional Term Loan B1	4.250%	9/30/19	B+	1,824,041
1,000	Patheon, Inc., Term Loan B, WI/DD	TBD	TBD	B	1,000,089
3,688	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba3	3,717,680
2,993	Pharmaceutical Research Associates, Inc., Term Loan B	5.000%	9/23/20	B1	3,009,010
2,327	Quintiles Transnational Corp., Term Loan B3	3.750%	6/08/18	BB	2,336,171
1,750	Salix Pharmaceuticals, LTD., Term Loan	4.250%	1/02/20	Ba1	1,774,281
1,485	Therakos, Inc., Term Loan, First Lien	7.500%	12/27/17	B	1,493,051
3,690	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D2	3.750%	2/13/19	BBB–	3,720,464
5,950	Valeant Pharmaceuticals International, Inc., Term Loan E, WI/DD	TBD	TBD	Ba1	6,013,231
29,190	Total Pharmaceuticals				27,471,927
	Real Estate Investment Trust – 1.7% (1.1% of Total Investments)
1,500	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	1,558,125
1,936	iStar Financial, Inc., Term Loan	4.500%	10/15/17	BB–	1,947,864
1,489	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB+	1,492,162
4,925	Total Real Estate Investment Trust				4,998,151
	Real Estate Management & Development – 1.5% (1.0% of Total Investments)
1,917	Capital Automotive LP, Term Loan, Tranche B1, DD1	4.000%	4/10/19	Ba2	1,937,862
2,481	Realogy Corporation, Term Loan B	4.500%	3/05/20	BB	2,503,891
4,398	Total Real Estate Management & Development				4,441,753
	Road & Rail – 0.4% (0.2% of Total Investments)
1,123	Swift Transportation Company, Inc., Term Loan B2	4.000%	12/21/17	BB	1,133,777
	Semiconductors & Equipment – 2.2% (1.4% of Total Investments)
1,985	Freescale Semiconductor, Inc., Term Loan, Tranche B4	5.000%	2/28/20	B1	2,006,711
1,496	Freescale Semiconductor, Inc., Term Loan, Tranche B5	5.000%	1/15/21	B1	1,517,603
983	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BB+	985,756
1,945	NXP Semiconductor LLC, Term Loan	4.500%	3/03/17	Ba3	1,974,478
6,409	Total Semiconductors & Equipment				6,484,548
	Software – 10.1% (6.4% of Total Investments)
2,390	Attachmate Corporation, Term Loan, First Lien	7.250%	11/22/17	BB–	2,432,778
1,126	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	1,139,015
1,250	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	BB–	1,253,559
3,065	Datatel Parent Corp, Term Loan B, DD1	4.500%	7/19/18	B+	3,101,035
1,069	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	BB–	1,073,749
641	Epicor Software Corporation, Term Loan, B2	4.000%	5/16/18	Ba3	646,512
988	Explorer Holdings, Inc., Term Loan	6.000%	5/02/18	B+	993,697
871	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	870,101
7,711	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5, DD1	3.750%	6/03/20	Ba3	7,748,658
2,234	IPC Systems, Inc., Extended Term Loan, Tranche B1, First Lien	7.750%	7/31/17	B1	2,251,064
2,500	IPC Systems, Inc., Term Loan, Second Lien	5.410%	6/01/15	CCC	2,287,500
3,456	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	3,492,982
1,191	RedPrairie Corporation, New Term Loan, First Lien	6.000%	12/21/18	B+	1,203,902
952	Vertafore, Inc., Term Loan, First Lien	4.250%	10/03/19	B+	960,676
29,444	Total Software				29,455,228
	Specialty Retail – 1.2% (0.7% of Total Investments)
1,717	Collective Brands, Inc., Term Loan B	7.250%	10/09/19	B	1,734,859
1,649	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	1,658,194
3,366	Total Specialty Retail				3,393,053

Nuveen Investments

NSL  Nuveen Senior Income Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Wireless Telecommunication Services – 2.3% (1.4% of Total Investments)
$1,809	Asurion LLC, Term Loan B1	4.500%	5/24/19	Ba2	$1,811,654
3,019	Fairpoint Communications, Inc., Term Loan B	7.500%	2/11/19	B	3,129,869
978	IPC Systems, Inc., Term Loan, Tranche C, First Lien	7.750%	7/31/17	B1	984,857
692	Presidio, Inc., New Term Loan	5.750%	3/31/17	Ba3	697,467
6,498	Total Wireless Telecommunication Services				6,623,847
$370,371	Total Variable Rate Senior Loan Interests (cost $367,108,563)				368,813,101
Shares	Description (1)				Value
	COMMON STOCKS – 2.5% (1.5% of Total Investments)
	Building Products – 0.7% (0.4% of Total Investments)
37,303	Masonite International Corporation, (6)				$2,051,665
	Hotels, Restaurants & Leisure – 0.4% (0.2% of Total Investments)
40,968	BLB Worldwide Holdings Inc., (6), (7)				1,034,442
	Media – 1.4% (0.9% of Total Investments)
37,137	Metro-Goldwyn-Mayer, (6), (7)				2,618,159
18,422	Tribune Company, (6)				1,372,439
14,825	Tribune Company, (6), (8)				–
	Total Media				3,990,598
	Professional Services – 0.0% (0.0% of Total Investments)
47,152	Vertrue, Inc., (6), (7)				68,370
	Total Common Stocks (cost $5,321,359)				7,145,075
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 0.3% (0.2% of Total Investments)
	Communications Equipment – 0.3% (0.2% of Total Investments)
$850	Nortel Networks Corp., (5)	1.750%	4/15/12	N/R	$843,625
$850	Total Convertible Bonds (cost $710,500)				843,625
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 18.7% (11.9% of Total Investments)
	Commercial Services & Supplies – 0.6% (0.4% of Total Investments)
$500	Ceridian Corporation	11.250%	11/15/15	CCC	$502,500
816	Harland Clarke Holdings	9.500%	5/15/15	B–	818,040
500	Tervita Corporation, 144A	8.000%	11/15/18	B–	512,500
1,816	Total Commercial Services & Supplies				1,833,040
	Communications Equipment – 0.4% (0.2% of Total Investments)
1,000	Nortel Networks Limited, (5)	0.000%	7/15/11	N/R	1,068,750
	Diversified Consumer Services – 0.3% (0.2% of Total Investments)
900	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	945,000
	Diversified Telecommunication Services – 1.8% (1.2% of Total Investments)
2,000	IntelSat Limited, 144A	7.750%	6/01/21	B–	2,145,000
450	IntelSat Limited	8.125%	6/01/23	B–	487,125
2,286	Level 3 Communications Inc.	11.875%	2/01/19	B–	2,628,900
4,736	Total Diversified Telecommunication Services				5,261,025

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Health Care Equipment & Supplies – 0.8% (0.5% of Total Investments)
$2,025	Kinetic Concepts	10.500%	11/01/18	B–	$2,328,750
	Health Care Providers & Services – 3.7% (2.4% of Total Investments)
1,500	FWCT-2 Escrow Corporation for Community Health Systems, 144A	5.125%	8/01/21	BB+	1,509,375
2,400	FWCT-2 Escrow Corporation for Community Health Systems, 144A	6.875%	2/01/22	B	2,460,000
1,000	HCA Inc.	8.500%	4/15/19	BB+	1,054,500
325	HCA Inc.	7.250%	9/15/20	BB+	353,031
600	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	640,500
3,500	Tenet Healthcare Corporation, 144A	6.000%	10/01/20	BB	3,683,750
1,000	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	1,132,500
10,325	Total Health Care Providers & Services				10,833,656
	Household Products – 1.0% (0.6% of Total Investments)
2,600	Reynolds Group	9.875%	8/15/19	CCC+	2,873,000
	IT Services – 0.4% (0.2% of Total Investments)
1,000	First Data Corporation, 144A	7.375%	6/15/19	BB–	1,067,500
	Leisure Equipment & Products – 0.7% (0.5% of Total Investments)
2,250	Caesars Entertainment Operating Company Inc.	8.500%	2/15/20	B–	2,126,250
	Machinery – 0.4% (0.2% of Total Investments)
1,000	HD Supply Inc.	8.125%	4/15/19	B+	1,111,875
	Media – 4.2% (2.6% of Total Investments)
3,024	Clear Channel Communications, Inc., 144A	14.000%	2/01/21	CCC–	2,812,260
3,200	Clear Channel Communications, Inc.	5.500%	12/15/16	CCC–	2,880,000
2,872	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	2,929,440
2,750	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	2,777,500
500	McGraw-Hill Global Education Holdings, 144A	9.750%	4/01/21	BB	543,750
200	WMG Acquisition Group	11.500%	10/01/18	B	227,500
12,546	Total Media				12,170,450
	Oil, Gas & Consumable Fuels – 0.2% (0.1% of Total Investments)
500	Offshore Group Investment Limited	7.125%	4/01/23	B–	500,000
	Pharmaceuticals – 1.6% (1.0% of Total Investments)
750	Valeant Pharmaceuticals International, 144A	6.750%	8/15/18	B1	822,188
2,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	B1	2,155,000
500	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	B1	545,000
1,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	1,113,750
4,250	Total Pharmaceuticals				4,635,938
	Semiconductors & Equipment – 0.8% (0.6% of Total Investments)
1,075	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	1,069,625
1,500	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	1,447,500
2,575	Total Semiconductors & Equipment				2,517,125
	Software – 0.6% (0.4% of Total Investments)
850	Infor Us Inc.	11.500%	7/15/18	B–	981,750
750	Infor Us Inc.	9.375%	4/01/19	B–	843,750
1,600	Total Software				1,825,500
	Specialty Retail – 0.0% (0.0% of Total Investments)
480	Local Insight Regatta Holdings, (5), (8)	11.000%	12/01/17	D	5
Nuveen Investments

NSL  Nuveen Senior Income Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Wireless Telecommunication Services – 1.2% (0.8% of Total Investments)
$500	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	$533,750
1,750	MetroPCS Wireless Inc., 144A	6.250%	4/01/21	BB	1,817,812
1,000	Sprint Corporation, 144A	7.125%	6/15/24	BB–	1,005,000
75	T-Mobile USA Inc.	6.731%	4/28/22	BB	78,750
75	T-Mobile USA Inc.	6.836%	4/28/23	BB	78,281
3,400	Total Wireless Telecommunication Services				3,513,593
$53,003	Total Corporate Bonds (cost $51,817,440)				54,611,457
	Total Long-Term Investments (cost $424,957,862)				431,413,258
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 10.1% (6.4% of Total Investments)
$29,573	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/14, repurchase price $29,573,070, collateralized by $29,885,000 U.S. Treasury Notes, 1.000%, due 3/31/17, value $30,168,101	0.000%	2/03/14		$29,573,070
	Total Short-Term Investments (cost $29,573,070)				29,573,070
	Total Investments (cost $454,530,932) – 157.9%				460,986,328
	Borrowings – (33.9)% (9), (10)				(99,000,000)
	Variable Rate Term Preferred Shares, at Liquidation Value – (19.9)% (11)				(58,000,000)
	Other Assets Less Liabilities – (4.1)% (12)				(11,995,271)
	Net Assets Applicable to Common Shares – 100%				$291,991,057

Investments in Derivatives as of January 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (12)
Goldman Sachs	$18,487,500	Receive	1-Month USD-LIBOR	1.300%	Monthly	4/20/14	$(52,572)
Morgan Stanley	18,487,500	Receive	1-Month USD-LIBOR	2.201	Monthly	4/20/16	(726,010)
	$36,975,000						$(778,582)

Nuveen Investments

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

  Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(5)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

(6)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(7)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurments for more information.

(8)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)  Borrowings as a percentage of Total Investments is 21.5%.

(10)  The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

(11)  Variable Rate Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 12.6%.

(12)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

DD1  Portion of investment purchased on a delayed delivery basis.

WI/DD  Purchased on a when-issued or delayed delivery basis.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD  Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

USD-LIBOR  United States Dollar – London Inter-Bank Offered Rate.

    See accompanying notes to financial statements.

Nuveen Investments

JFR

Nuveen Floating Rate Income Fund

Portfolio of Investments  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 148.9% (93.4% of Total Investments)
	VARIABLE RATE SENIOR LOAN INTERESTS – 119.5% (75.0% of Total Investments) (4)
	Aerospace & Defense – 0.4% (0.3% of Total Investments)
$357	Beechcraft Holdings LLC, Exit Term Loan B	5.750%	2/15/20	BB–	$358,594
2,475	Sequa Corporation, Term Loan B	5.250%	6/19/17	B	2,443,444
2,832	Total Aerospace & Defense				2,802,038
	Airlines – 3.0% (1.9% of Total Investments)
4,478	American Airlines, Inc., Term Loan	3.750%	6/27/19	Ba2	4,520,878
9,895	Delta Air Lines, Inc., Term Loan B1	4.000%	10/18/18	Ba1	9,960,372
1,980	Delta Air Lines, Inc., Term Loan B2	3.250%	4/18/16	Ba1	1,992,169
4,500	US Airways, Inc., Term Loan B1	3.500%	5/23/19	Ba2	4,530,375
20,853	Total Airlines				21,003,794
	Auto Components – 2.5% (1.6% of Total Investments)
11,706	Federal-Mogul Corporation, Tranche B, Term Loan, DD1	2.108%	12/29/14	B1	11,647,740
6,134	Federal-Mogul Corporation, Tranche C, Term Loan, DD1	2.108%	12/28/15	B1	6,102,873
17,840	Total Auto Components				17,750,613
	Biotechnology – 0.6% (0.4% of Total Investments)
4,476	Grifols, Inc., Term Loan	4.250%	6/01/17	Ba1	4,515,868
	Building Products – 0.4% (0.3% of Total Investments)
2,992	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	B+	3,022,724
	Capital Markets – 1.9% (1.2% of Total Investments)
1,322	American Capital, LTD., Term Loan, First Lien	4.000%	8/22/16	BB–	1,331,297
2,852	Citco III Limited, Term Loan B	4.250%	6/29/18	N/R	2,876,892
2,992	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	3,032,698
5,759	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	5,810,095
12,925	Total Capital Markets				13,050,982
	Chemicals – 2.0% (1.2% of Total Investments)
3,362	Ineos US Finance LLC, Term Loan, First Lien	4.000%	5/04/18	BB–	3,384,390
2,475	PQ Corporation, Term Loan, First Lien	4.500%	8/07/17	B+	2,500,413
4,323	Univar, Inc., Term Loan	5.000%	6/30/17	B+	4,305,157
1,585	US Coatings Acquisition, Term Loan B	4.000%	2/01/20	B+	1,600,932
526	W.R Grace & Co., Delayed Draw, Term Loan, WI/DD	TBD	TBD	BBB–	529,167
1,474	W.R Grace & Co., Exit Term Loan, WI/DD	TBD	TBD	BBB–	1,481,667
13,745	Total Chemicals				13,801,726
	Commercial Services & Supplies – 2.5% (1.5% of Total Investments)
3,729	Aramark Corporation, Term Loan, Tranche D	4.000%	9/09/19	BBB–	3,757,117
2,618	CCS Income Trust, Term Loan, First Lien	6.250%	5/12/18	B–	2,643,728
4,992	Education Management LLC, Tranche C2, Term Loan, DD1	4.250%	6/01/16	B–	4,797,066
3,434	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	3,480,920
1,500	Harland Clarke Holdings Corporation, Term Loan B4, WI/DD	TBD	TBD	B+	1,511,876
983	HMH Holdings, Inc., Term Loan, First Lien	4.250%	5/14/18	B1	989,869
32	Vertrue Inc., Term Loan, First Lien	15.000%	2/04/18	N/R	32,384
17,288	Total Commercial Services & Supplies				17,212,960
	Communications Equipment – 1.8% (1.1% of Total Investments)
3,218	Alcatel-Lucent, Inc., Term Loan C	5.750%	1/30/19	B+	3,254,324
5,988	Avaya, Inc., Term Loan B3, DD1	4.736%	10/26/17	B1	5,861,940
3,667	Level 3 Financing, Inc., Term Loan, Tranche B3	4.000%	8/01/19	BB–	3,695,314
12,873	Total Communications Equipment				12,811,578

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Computers & Peripherals – 2.9% (1.8% of Total Investments)
$17,955	Dell, Inc., Term Loan B	4.500%	4/29/20	BB+	$17,899,824
2,376	SunGard Data Systems, Inc., Term Loan D	4.500%	1/31/20	BB	2,390,840
20,331	Total Computers & Peripherals				20,290,664
	Containers & Packaging – 0.9% (0.5% of Total Investments)
6,000	Berry Plastics Holding Corporation, Term Loan E	3.750%	1/06/21	B+	6,009,108
	Distributors – 1.2% (0.7% of Total Investments)
8,155	HD Supply, Inc., Term Loan B	4.500%	10/12/17	B+	8,225,320
	Diversified Consumer Services – 4.4% (2.8% of Total Investments)
4,393	Cengage Learning Acquisitions, Inc., Term Loan, (5)	4.750%	7/03/14	D	4,034,583
2,299	Ceridian Corporation, New Replacement Term Loan	4.408%	8/14/15	B1	2,315,278
14,211	Hilton Hotels Corporation, Term Loan B2	3.750%	10/25/20	BB	14,328,374
4,908	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B1	4,895,275
384	Pinnacle Entertainment, Term Loan B1	3.750%	8/15/16	BB+	387,434
1,990	Pinnacle Entertainment, Term Loan B2	3.750%	8/13/20	BB+	2,006,169
2,992	Spotless Holdings, SAS, Term Loan, First Lien	5.000%	10/02/18	B1	3,041,128
31,177	Total Diversified Consumer Services				31,008,241
	Diversified Financial Services – 3.9% (2.5% of Total Investments)
3,483	Home Loan Servicing Solutions, Ltd., Term Loan B	4.500%	6/26/20	BB–	3,541,267
5,211	Ocwen Financial Corporation, Term Loan B	5.000%	2/15/18	B+	5,274,132
4,689	RPI Finance Trust, Term Loan B3	3.250%	11/09/18	Baa2	4,724,614
13,735	WideOpenWest Finance LLC, Term Loan B, DD1	4.750%	4/01/19	B1	13,863,100
27,118	Total Diversified Financial Services				27,403,113
	Diversified Other – 0.3% (0.2% of Total Investments)
1,860	Rexnord LLC, Term Loan B	4.000%	8/21/20	B+	1,873,264
	Diversified Telecommunication Services – 0.3% (0.2% of Total Investments)
1,811	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.750%	6/30/19	BB–	1,827,348
	Electronic Equipment & Instruments – 0.7% (0.4% of Total Investments)
5,232	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/26/17	B	4,708,688
	Food & Staples Retailing – 3.6% (2.2% of Total Investments)
1,806	Albertson's LLC, Term Loan B1	4.250%	3/21/16	BB–	1,823,106
3,179	Albertson's LLC, Term Loan B2	4.750%	3/21/19	BB–	3,217,001
3,283	BJ's Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	3,318,989
4,000	BJ's Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/31/20	CCC	4,120,416
750	Del Monte Foods Company, Term Loan, First Lien, WI/DD	TBD	TBD	B+	752,227
1,500	Rite Aid Corporation, Tranche 1, Term Loan, Second Lien	5.750%	8/21/20	B	1,541,062
1,675	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B	1,708,500
3,169	Supervalu, Inc., New Term Loan B	5.000%	3/21/19	B+	3,189,581
5,625	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B–	5,371,875
24,987	Total Food & Staples Retailing				25,042,757
	Food Products – 6.3% (4.0% of Total Investments)
3,960	AdvancePierre Foods, Inc., Term Loan, First Lien	5.750%	7/10/17	B1	3,971,551
1,368	AdvancePierre Foods, Inc., Term Loan, Second Lien	9.500%	10/10/17	CCC+	1,337,220
14,338	H.J Heinz Company, Term Loan B2	3.500%	6/05/20	BB	14,501,711
4,353	Michael Foods Group, Inc., Term Loan	4.250%	2/25/18	Ba3	4,388,273
2,977	Pinnacle Foods Finance LLC, Term Loan G	3.250%	4/29/20	BB–	2,984,944
17,093	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	17,282,401
44,089	Total Food Products				44,466,100

Nuveen Investments

JFR  Nuveen Floating Rate Income Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Health Care Equipment & Supplies – 2.6% (1.7% of Total Investments)
$1,990	Biomet, Inc., Term Loan B2	3.664%	7/25/17	BB–	$2,006,164
1,750	Kinetic Concepts, Inc., Term Loan D1, DD1	4.500%	5/04/18	BB–	1,764,210
5,967	Kinetic Concepts, Inc., Term Loan D1	4.000%	5/04/18	BB–	6,028,702
5,850	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	5,948,087
2,625	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	2,686,249
18,182	Total Health Care Equipment & Supplies				18,433,412
	Health Care Providers & Services – 9.4% (5.9% of Total Investments)
1,399	Ardent Medical Services, Inc., Term Loan, First Lien	6.750%	7/02/18	B+	1,410,651
2,006	BioScrip, Inc., Delayed Draw, Term Loan	6.500%	7/31/20	B	1,995,830
5,000	Community Health Systems, Inc., Term Loan D, WI/DD	TBD	TBD	BB	5,058,035
9,900	DaVita, Inc., New Term Loan B2	4.000%	11/01/19	Ba2	9,994,832
1,504	Genesis Healthcare LLC, Term Loan	10.001%	12/04/17	B	1,538,921
15,049	Golden Living, Term Loan	5.000%	5/04/18	B	14,826,584
1,322	HCA, Inc., Tranche B5, Term Loan	2.910%	3/31/17	BB	1,325,712
2,970	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	2,988,579
2,000	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/20/19	CCC+	2,050,000
2,580	Kindred Healthcare, Inc., Term Loan B1	4.250%	6/01/18	Ba3	2,605,336
1,839	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B	1,781,208
2,175	National Mentor Holdings, Inc., Term Loan B, WI/DD	TBD	TBD	B1	2,194,946
4,000	One Call Care Management, Inc., Term Loan B	5.000%	11/27/20	B1	4,030,000
309	Select Medical Corporation, Term Loan B	4.003%	6/01/18	Ba2	311,426
226	Sheridan Holdings, Inc., Delayed Draw, Term Loan, WI/DD	TBD	TBD	B1	226,371
9,699	Sheridan Holdings, Inc., Term Loan, First Lien, DD1	4.500%	6/29/18	B1	9,792,726
2,750	Sheridan Holdings, Inc., Term Loan, Second Lien	8.250%	12/20/21	B+	2,818,750
721	Skilled Healthcare Group, Inc., Term Loan	6.750%	4/09/16	B	723,543
65,449	Total Health Care Providers & Services				65,673,450
	Hotels, Restaurants & Leisure – 5.8% (3.7% of Total Investments)
4,825	24 Hour Fitness Worldwide, Inc., Term Loan B	5.250%	4/22/16	Ba3	4,885,410
2,022	BLB Management Services, Inc., Term Loan	5.250%	11/10/18	BB–	2,039,450
5,095	Caesars Entertainment Operating Company, Inc., Term Loan B6	5.489%	1/28/18	B–	4,909,920
3,423	CCM Merger, Inc., Term Loan, DD1	5.000%	3/01/17	B+	3,465,760
5,750	CityCenter Holdings LLC, Term Loan B, DD1	5.000%	10/16/20	B+	5,828,464
2,500	Intrawest Resorts Holdings, Inc., Initial Term Loan	5.500%	12/09/20	B+	2,509,375
2,821	Landry's Restaurants, Inc., Term Loan B	4.000%	4/24/18	BB–	2,853,228
2,970	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	2,976,893
4,000	Scientific Games Corporation, Term Loan B	4.250%	10/18/20	Ba2	4,024,644
3,410	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.000%	5/14/20	BB+	3,399,917
3,970	Station Casino LLC, Term Loan B	5.000%	3/02/20	B	4,017,640
40,786	Total Hotels, Restaurants & Leisure				40,910,701
	Household Durables – 1.1% (0.7% of Total Investments)
2,929	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien	4.000%	12/01/18	B+	2,967,234
2,666	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	B+	2,692,646
2,108	Tempur-Pedic International, Inc., New Term Loan B	3.500%	3/18/20	BB	2,117,244
7,703	Total Household Durables				7,777,124
	Household Products – 0.3% (0.2% of Total Investments)
1,472	Spectrum Brands, Inc., Term Loan A	3.000%	9/04/17	BB	1,478,709
497	Spectrum Brands, Inc., Term Loan C	3.500%	9/04/19	BB	500,082
1,969	Total Household Products				1,978,791
	Insurance – 2.5% (1.5% of Total Investments)
2,000	Alliant Holdings I LLC, Initial Term Loan B, First Lien, WI/DD	TBD	TBD	B1	2,015,000
5,990	Hub International Holdings, Inc., Term Loan B, DD1	4.750%	10/02/20	B1	6,072,333
2,870	Sedgwick Holdings, Inc., Term Loan, First Lien	4.250%	6/12/18	B+	2,889,302
6,205	USI Holdings Corporation, Initial Term Loan, DD1	4.250%	12/27/19	B1	6,251,623
17,065	Total Insurance				17,228,258

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Internet Software & Services – 3.0% (1.9% of Total Investments)
$8,851	EIG Investors Corp., Term Loan, DD1	5.000%	11/09/19	B	$8,946,745
748	Sabre Inc., Term Loan B2	4.500%	2/19/19	B1	751,047
2,125	Sabre Inc., Term Loan C	4.000%	2/19/18	B1	2,134,866
3,465	Sabre, Inc., Term Loan B	5.250%	2/19/19	B1	3,494,598
3,552	SSI Investments II, Ltd., New Term Loan	5.000%	5/26/17	Ba3	3,582,636
2,317	VFH Parent LLC, New Term Loan	5.750%	11/08/19	N/R	2,339,968
21,058	Total Internet Software & Services				21,249,860
	IT Services – 1.1% (0.7% of Total Investments)
1,496	CompuCom Systems, Inc., Term Loan B	4.250%	5/09/20	B1	1,497,537
918	SRA International, Term Loan	6.500%	7/20/18	B1	915,131
51	SunGard Data Systems, Inc., Term Loan B	1.908%	2/28/14	BB	51,140
2,977	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	2,996,094
2,462	Zayo Group LLC, Term Loan B	4.000%	7/02/19	B1	2,480,312
7,904	Total IT Services				7,940,214
	Leisure Equipment & Products – 1.4% (0.9% of Total Investments)
5,539	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	B+	5,580,111
3,226	Equinox Holdings, Inc., New Initial Term Loan B	4.501%	1/31/20	B1	3,259,897
1,000	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B–	1,027,500
9,765	Total Leisure Equipment & Products				9,867,508
	Machinery – 0.8% (0.5% of Total Investments)
5,615	Gardner Denver, Inc., Term Loan, DD1	4.250%	7/30/20	B1	5,615,953
	Media – 16.2% (10.2% of Total Investments)
2,067	Affinion Group Holdings, Inc., Term Loan B, DD1	6.750%	10/09/16	B1	2,054,924
819	Cengage Learning Acquisitions, Inc., Tranche B, Extended Term Loan, (5)	7.750%	7/04/17	D	751,022
3,952	Clear Channel Communications, Inc., Tranche D, Term Loan	6.910%	1/30/19	CCC+	3,843,229
3,218	Clear Channel Communications, Inc.,Term Loan E	7.660%	7/30/19	CCC+	3,207,794
13,600	Cumulus Media, Inc., Term Loan B , DD1	4.250%	12/23/20	B+	13,759,732
4,280	Emerald Expositions Holdings, Inc., Term Loan, First Lien	5.500%	6/17/20	BB–	4,315,629
2,462	EMI Music Publishing LLC, Term Loan B	4.250%	6/29/18	BB–	2,479,997
2,160	Interactive Data Corporation, Term Loan	3.750%	1/31/18	Ba3	2,171,168
2,977	Internet Brands, Inc., Term Loan B	6.250%	3/18/19	B+	2,994,868
3,570	McGraw-Hill Education Holdings LLC, Term Loan	9.000%	3/22/19	B2	3,643,631
3,000	Media General, Inc., Delayed Draw, Term Loan	4.250%	7/31/20	BB–	3,031,857
1,975	Mediacom Broadband LLC, Tranche G, Term Loan	4.000%	1/20/20	BB	1,977,469
3,931	Radio One, Inc., Term Loan B, First Lien	7.500%	2/14/17	B+	4,039,340
2,992	Springer Science & Business Media, Inc., Term Loan	5.000%	8/14/20	B	3,012,140
34,671	Tribune Company, Term Loan B, DD1	4.000%	12/27/20	BB–	34,692,512
17,848	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	17,968,531
3,000	UPC Broadband Holding BV, Term Loan AF	4.000%	1/31/21	BB–	3,021,876
2,000	UPC Broadband Holding BV, Term Loan AH	3.250%	6/30/21	BB–	2,006,876
1,000	Virgin Media Investment Holdings, Term Loan B	3.500%	6/08/20	BB–	1,003,563
750	Weather Channel Corporation, Term Loan, Second Lien	7.000%	6/26/20	B3	758,438
2,029	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	BB–	2,037,959
4,565	Yell Group PLC, Term Loan, (5)	4.097%	7/31/14	N/R	1,016,629
116,866	Total Media				113,789,184
	Multiline Retail – 0.7% (0.5% of Total Investments)
5,000	Hudson's Bay Company, Term Loan B, First Lien	4.750%	11/04/20	BB	5,081,235
	Multi-Utilities – 0.1% (0.1% of Total Investments)
988	ADS Waste Holdings, Inc., Term Loan B	4.250%	8/05/19	B+	994,379
	Oil, Gas & Consumable Fuels – 7.6% (4.7% of Total Investments)
2,492	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	2,513,645
2,685	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B	2,760,632

Nuveen Investments

JFR  Nuveen Floating Rate Income Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Oil, Gas & Consumable Fuels (continued)
$6,965	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	$7,139,125
1,667	EP Energy LLC, Term Loan B3, Second Lien	3.500%	5/24/18	Ba3	1,675,000
2,992	Fieldwood Energy LLC, Term Loan, First Lien	3.875%	9/28/18	Ba2	3,014,010
5,000	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	5,146,430
1,341	Frac Tech International LLC, Term Loan	8.500%	5/06/16	B2	1,359,754
7,985	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B1	8,119,747
3,238	Offshore Group Investment Limited, Term Loan B	5.000%	10/25/17	B–	3,262,795
2,985	Pacific Drilling S.A., Term Loan B	4.500%	6/03/18	B+	3,021,939
3,491	Peabody Energy Corporation, Term Loan B	4.250%	9/24/20	BB+	3,521,243
2,729	Rice Drilling LLC., Term Loan, Second Lien	8.500%	10/25/18	N/R	2,787,374
2,500	Samson Investment Company, Tranche 1, Term Loan, Second Lien	5.000%	9/25/18	B1	2,528,750
1,985	Saxon Energy Services, Inc., Term Loan	5.500%	2/15/19	Ba3	2,008,159
2,000	Shelf Drilling Holdings LTD., Term Loan	10.000%	10/08/18	B+	2,037,500
2,000	Western Refining, Inc., Term Loan B	4.250%	11/12/20	BB–	2,021,250
52,055	Total Oil, Gas & Consumable Fuels				52,917,353
	Personal Products – 0.0% (0.0% of Total Investments)
287	Prestige Brands, Inc., Term Loan B1	3.792%	1/31/19	BB	289,089
	Pharmaceuticals – 7.6% (4.7% of Total Investments)
1,204	BioScrip, Inc., Term Loan B	6.500%	7/31/20	B	1,197,498
2,628	ConvaTec, Inc., Dollar Term Loan	4.000%	12/22/16	Ba3	2,652,642
1,592	Generic Drug Holdings, Inc., Term Loan B	5.000%	8/16/20	B1	1,610,905
5,625	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (5)	6.928%	5/03/13	N/R	168,750
51	Graceway Pharmaceuticals LLC, Term Loan, (5)	3.069%	5/03/12	N/R	55,934
3,621	Par Pharmaceutical Companies, Inc., Additional Term Loan B1	4.250%	9/30/19	B+	3,648,082
2,500	Patheon, Inc., Term Loan B, WI/DD	TBD	TBD	B	2,500,222
7,377	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba3	7,435,360
5,736	Pharmaceutical Research Associates, Inc., Term Loan B	5.000%	9/23/20	B1	5,767,268
3,925	Quintiles Transnational Corp., Term Loan B3	3.750%	6/08/18	BB	3,941,256
3,500	Salix Pharmaceuticals, LTD., Term Loan	4.250%	1/02/20	Ba1	3,548,562
3,465	Therakos, Inc., Term Loan, First Lien	7.500%	12/27/17	B	3,483,785
4,876	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D2	3.750%	2/13/19	BBB–	4,915,941
11,900	Valeant Pharmaceuticals International, Inc., Term Loan E	3.750%	8/5/20	Ba1	12,026,462
58,000	Total Pharmaceuticals				52,952,667
	Real Estate Investment Trust – 2.0% (1.2% of Total Investments)
3,000	Capital Automotive LP, Term Loan, Second Lien, DD1	6.000%	4/30/20	B1	3,116,250
4,729	iStar Financial, Inc., Term Loan	4.500%	10/15/17	BB–	4,759,524
5,965	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB+	5,978,647
13,694	Total Real Estate Investment Trust				13,854,421
	Real Estate Management & Development – 1.9% (1.2% of Total Investments)
8,373	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	8,462,774
4,963	Realogy Corporation, Term Loan B	4.500%	3/05/20	BB	5,007,783
13,336	Total Real Estate Management & Development				13,470,557
	Road & Rail – 0.6% (0.4% of Total Investments)
3,910	Swift Transportation Company, Inc., Term Loan B2	4.000%	12/21/17	BB	3,945,940
	Semiconductors & Equipment – 2.3% (1.4% of Total Investments)
3,970	Freescale Semiconductor, Inc., Term Loan, Tranche B4	5.000%	2/28/20	B1	4,013,423
2,992	Freescale Semiconductor, Inc., Term Loan, Tranche B5	5.000%	1/15/21	B1	3,035,206
2,950	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BB+	2,957,268
5,830	NXP Semiconductor LLC, Term Loan	4.500%	3/03/17	Ba3	5,918,487
15,742	Total Semiconductors & Equipment				15,924,384

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Software – 9.3% (5.9% of Total Investments)
$1,496	Activision Blizzard, Inc., Term Loan B	3.250%	10/12/20	BBB	$1,511,313
5,766	Attachmate Corporation, Term Loan, First Lien	7.250%	11/22/17	BB–	5,866,971
2,949	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	2,984,630
3,000	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	BB–	3,008,541
5,178	Datatel Parent Corp, Term Loan B, DD1	4.500%	7/19/18	B+	5,237,788
4,790	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	BB–	4,813,394
641	Epicor Software Corporation, Term Loan, B2	4.000%	5/16/18	Ba3	646,511
1,975	Explorer Holdings, Inc., Term Loan	6.000%	5/02/18	B+	1,987,394
1,743	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	1,740,202
15,673	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5, DD1	3.750%	6/03/20	Ba3	15,748,521
4,207	IPC Systems, Inc., Extended Term Loan, Tranche B1, First Lien	7.750%	7/31/17	B1	4,238,537
8,500	IPC Systems, Inc., Term Loan, Second Lien	5.410%	6/01/15	CCC	7,777,500
6,419	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	6,486,967
1,985	RedPrairie Corporation, New Term Loan, First Lien	6.000%	12/21/18	B+	2,006,504
1,306	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc. 2013 Replacement Term Loan B1	3.250%	6/07/19	BB	1,313,600
135	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc. 2013 Replacement Term Loan B2	3.250%	6/07/19	BB	135,693
65,763	Total Software				65,504,066
	Specialty Retail – 1.0% (0.6% of Total Investments)
2,873	Collective Brands, Inc., Term Loan B	7.250%	10/09/19	B	2,900,643
413	J Crew Group, Term Loan B1	4.000%	3/07/18	Ba3	417,336
3,783	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	3,804,045
7,069	Total Specialty Retail				7,122,024
	Wireless Telecommunication Services – 2.6% (1.6% of Total Investments)
9,951	Asurion LLC, Term Loan B1	4.500%	5/24/19	Ba2	9,964,096
160	Clear Channel Communications, Inc., Tranche B, Term Loan	3.810%	1/29/16	CCC+	156,801
4,963	Fairpoint Communications, Inc., Term Loan B	7.500%	2/11/19	B	5,144,460
987	IPC Systems, Inc., Term Loan, Tranche C, First Lien	7.750%	7/31/17	B1	994,906
1,845	Presidio, Inc., New Term Loan	5.750%	3/31/17	Ba3	1,859,915
17,906	Total Wireless Telecommunication Services				18,120,178
$842,696	Total Variable Rate Senior Loan Interests (cost $833,788,567)				837,467,634
Shares	Description (1)				Value
	COMMON STOCKS – 3.3% (2.1% of Total Investments)
	Building Products – 1.0% (0.6% of Total Investments)
127,255	Masonite International Corporation, (6)				$6,999,025
	Hotels, Restaurants & Leisure – 0.1% (0.1% of Total Investments)
42,041	BLB Worldwide Holdings Inc., (6), (7)				1,061,535
2,670	Buffets Term Loan, (6), (7)				14,685
	Total Hotels, Restaurants & Leisure				1,076,220
	Media – 2.2% (1.4% of Total Investments)
154,338	Metro-Goldwyn-Mayer, (6), (7)				10,880,830
57,088	Tribune Company, (6)				4,253,056
45,942	Tribune Company, (6), (8)				–
	Total Media				15,133,886
	Professional Services – 0.0% (0.0% of Total Investments)
47,152	Vertrue, Inc., (6), (7)				68,370
	Total Common Stocks (cost $18,603,197)				23,277,501

Nuveen Investments

JFR  Nuveen Floating Rate Income Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 0.3% (0.2% of Total Investments)
	Communications Equipment – 0.3% (0.2% of Total Investments)
$850	Nortel Networks Corp., (5)	1.750%	4/15/12	N/R	$843,625
1,000	Nortel Networks Corp., (5)	2.125%	4/15/14	N/R	998,750
$1,850	Total Convertible Bonds (cost $1,563,750)				1,842,375
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 18.2% (11.5% of Total Investments)
	Commercial Services & Supplies – 0.5% (0.3% of Total Investments)
$1,000	Ceridian Corporation	11.250%	11/15/15	CCC	$1,005,000
1,631	Harland Clarke Holdings	9.500%	5/15/15	B–	1,635,078
1,000	Tervita Corporation, 144A	8.000%	11/15/18	B–	1,025,000
3,631	Total Commercial Services & Supplies				3,665,078
	Communications Equipment – 0.6% (0.4% of Total Investments)
4,000	Nortel Networks Limited, (5)	0.000%	7/15/11	N/R	4,275,000
	Diversified Consumer Services – 0.1% (0.1% of Total Investments)
700	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	735,000
	Diversified Telecommunication Services – 1.8% (1.1% of Total Investments)
1,500	Consolidated Communications Finance Company	10.875%	6/01/20	B–	1,732,500
4,000	IntelSat Limited, 144A	7.750%	6/01/21	B–	4,290,000
1,050	IntelSat Limited	8.125%	6/01/23	B–	1,136,625
4,611	Level 3 Communications Inc.	11.875%	2/01/19	B–	5,302,650
11,161	Total Diversified Telecommunication Services				12,461,775
	Health Care Equipment & Supplies – 0.5% (0.3% of Total Investments)
3,250	Kinetic Concepts	10.500%	11/01/18	B–	3,737,500
	Health Care Providers & Services – 3.1% (2.0% of Total Investments)
4,000	FWCT-2 Escrow Corporation for Community Health Systems, 144A	5.125%	8/01/21	BB+	4,025,000
6,400	FWCT-2 Escrow Corporation for Community Health Systems, 144A	6.875%	2/01/22	B	6,560,000
3,750	HCA Inc.	8.500%	4/15/19	BB+	3,954,375
725	HCA Inc.	7.250%	9/15/20	BB+	787,531
1,200	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	1,281,000
4,000	Tenet Healthcare Corporation, 144A	6.000%	10/01/20	BB	4,210,000
1,000	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	1,132,500
21,075	Total Health Care Providers & Services				21,950,406
	Household Products – 0.9% (0.6% of Total Investments)
5,750	Reynolds Group	9.875%	8/15/19	CCC+	6,353,750
	IT Services – 0.5% (0.3% of Total Investments)
3,000	First Data Corporation, 144A	7.375%	6/15/19	BB–	3,202,500
	Leisure Equipment & Products – 0.8% (0.5% of Total Investments)
6,000	Caesars Entertainment Operating Company Inc.	8.500%	2/15/20	B–	5,670,000
	Machinery – 0.3% (0.2% of Total Investments)
2,000	HD Supply Inc.	8.125%	4/15/19	B+	2,223,750
	Media – 3.9% (2.5% of Total Investments)
5,804	Clear Channel Communications, Inc., 144A	14.000%	2/01/21	CCC–	5,397,583
3,700	Clear Channel Communications, Inc.	5.500%	12/15/16	CCC–	3,330,000
6,562	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	6,693,240

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Media (continued)
$9,500	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	$9,595,000
1,875	McGraw-Hill Global Education Holdings, 144A	9.750%	4/01/21	BB	2,039,063
400	WMG Acquisition Group	11.500%	10/01/18	B	455,000
27,841	Total Media				27,509,886
	Oil, Gas & Consumable Fuels – 0.2% (0.1% of Total Investments)
1,000	Offshore Group Investment Limited	7.125%	4/01/23	B–	1,000,000
	Pharmaceuticals – 1.1% (0.7% of Total Investments)
2,000	Valeant Pharmaceuticals International, 144A	6.750%	8/15/18	B1	2,192,500
1,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	B1	1,077,500
1,000	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	B1	1,090,000
3,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	3,341,250
7,000	Total Pharmaceuticals				7,701,250
	Road & Rail – 0.3% (0.2% of Total Investments)
2,000	Swift Services Holdings Inc.	10.000%	11/15/18	B+	2,205,000
	Semiconductors & Equipment – 0.8% (0.5% of Total Investments)
2,800	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	2,786,000
3,168	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	3,057,120
5,968	Total Semiconductors & Equipment				5,843,120
	Software – 0.6% (0.3% of Total Investments)
1,700	Infor Us Inc.	11.500%	7/15/18	B–	1,963,500
1,875	Infor Us Inc.	9.375%	4/01/19	B–	2,109,375
3,575	Total Software				4,072,875
	Wireless Telecommunication Services – 2.2% (1.4% of Total Investments)
750	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	800,625
3,750	MetroPCS Wireless Inc., 144A	6.250%	4/01/21	BB	3,895,313
8,250	Sprint Corporation, 144A	7.875%	9/15/23	BB–	8,806,874
2,000	Sprint Corporation, 144A	7.125%	6/15/24	BB–	2,010,000
14,750	Total Wireless Telecommunication Services				15,512,812
$122,701	Total Corporate Bonds (cost $121,833,807)				128,119,702
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	ASSET-BACKED SECURITIES – 5.8% (3.5% of Total Investments)
$1,200	Bluemountain Collateralized Loan Obligation, Series 2012 2A E14	5.337%	11/20/24	BB	$1,152,562
2,500	Bluemountain Collateralized Loan Obligations Limited 2012-1A, 144A	5.737%	7/20/23	BB	2,446,200
500	Carlyle Global Market Strategies Collateralized Loan Obligations, Series 2013-2A E	5.237%	4/18/25	BB	471,558
1,750	Carlyle Global Market Strategies, Collateralized Loan Obligations, Series 2013-3A, 144A	4.839%	7/15/25	BB	1,628,461
1,000	Finn Square Collateralized Loan Obligations Limited, Series 2012-1A, 144A	5.298%	12/24/23	BB	958,599
1,500	Flatiron Collateralized Loan Obligation Limited, Series 2011-1A	4.639%	1/15/23	BB	1,387,674
1,500	Fraser Sullivan Collateralized Loan Obligations Limited, Series 2011-6A, 144A	5.738%	11/22/22	BB	1,465,302
500	ING Investment Management, Collateralized Loan Obligation, 2013-1A D, 144A	5.239%	4/15/24	BB	466,792
3,000	LCM Limited Partnership, Collateralized Loan Obligations, 144A	5.989%	4/15/22	BB	3,000,279
1,500	LCM Limited Partnership, Collateralized Loan Obligations	5.387%	4/19/22	BB	1,437,807
2,700	LCM Limited Partnership, Collateralized Loan Obligation 2012A, 144A	5.987%	10/19/22	BB	2,681,051
6,000	LCM Limited Partnership, Collateralized Loan Obligations 2015A, WI/DD	1.000%	2/25/17	BB	5,764,800
1,500	Madison Park Funding Limited, Series 2012-10A	5.487%	1/20/25	BB	1,472,580
1,500	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2012-8A, 144A	5.587%	4/22/22	BB	1,456,796
500	North End CLO Limited, Loan Pool, 144A	4.838%	7/17/25	BB	462,433
750	Northwoods Capital Corporation, Collateralized Loan Obligations 2012-9A	5.337%	1/18/24	BB–	718,116
3,000	Oak Hill Credit Partners IV Limited, Collateralized Loan Obligation Series 2012-6A	5.741%	5/15/23	BB	3,012,630
3,360	Oak Hill Credit Partners, Series 2012-7A	5.237%	11/20/23	BB	3,177,942
800	Oak Hill Credit Partners, Series, 2013-9A	5.237%	10/20/25	BB–	753,160

Nuveen Investments

JFR  Nuveen Floating Rate Income Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	ASSET-BACKED SECURITIES (continued)
$1,000	Race Point Collateralized Loan Obligations, Series 2011-5A, 144A	6.743%	12/15/22	BB	$1,000,497
3,000	Race Point Collateralized Loan Obligations, Series 2012-6A, 144A	5.738%	5/24/23	BB	2,953,196
3,000	Race Point Collateralized Loan Obligations, Series 2012-7A, 144A	5.239%	11/08/24	BB–	2,861,540
$42,060	Total Asset-Backed Securities (cost $37,631,585)				40,729,975
Shares	Description (1), (9)				Value
	INVESTMENT COMPANIES – 1.8% (1.1% of Total Investments)
353,668	Eaton Vance Floating-Rate Income Trust Fund				5,464,171
968,586	Eaton Vance Senior Income Trust				6,838,217
	Total Investment Companies (cost $11,981,509)				12,302,388
	Total Long-Term Investments (cost $1,025,402,415)				1,043,739,575
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 10.5% (6.6% of Total Investments)
$73,329	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/14, repurchase price $73,328,558, collateralized by $72,705,000 U.S. Treasury Notes, 2.125%, due 5/31/15, value $74,795,269	0.000%	2/03/14		$73,328,558
	Total Short-Term Investments (cost $73,328,558)				73,328,558
	Total Investments (cost $1,098,730,973) – 159.4%				1,117,068,133
	Borrowings – (33.8)% (10), (11)				(237,200,000)
	Variable Rate Term Preferred Shares, at Liquidation Value – (19.8)% (12)				(139,000,000)
	Other Assets Less Liabilities – (5.8)% (13)				(39,856,493)
	Net Assets Applicable to Common Shares – 100%				$701,011,640

Investments in Derivatives as of January 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (13)
Goldman Sachs	$49,435,000	Receive	1-Month USD-LIBOR	1.300%	Monthly	4/20/14	$(140,577)
Morgan Stanley	49,435,000	Receive	1-Month USD-LIBOR	2.201	Monthly	4/20/16	(1,941,327)
	$98,870,000						$(2,081,904)

Nuveen Investments

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

  Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(5)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

(6)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(7)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)  A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)  Borrowings as a percentage of Total Investments is 21.2%.

(11)  The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

(12)  Variable Rate Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 12.4%.

(13)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

DD1  Portion of investment purchased on a delayed delivery basis.

WI/DD  Purchased on a when-issued or delayed delivery basis.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD  Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

USD-LIBOR  United States Dollar – London Inter-Bank Offered Rate.

    See accompanying notes to financial statements.

Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund

Portfolio of Investments  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 149.6% (94.1% of Total Investments)
	VARIABLE RATE SENIOR LOAN INTERESTS – 119.5% (75.1% of Total Investments) (4)
	Aerospace & Defense – 0.5% (0.3% of Total Investments)
$357	Beechcraft Holdings LLC, Exit Term Loan B	5.750%	2/15/20	BB–	$358,594
1,980	Sequa Corporation, Term Loan B	5.250%	6/19/17	B	1,954,755
2,337	Total Aerospace & Defense				2,313,349
	Airlines – 3.2% (2.0% of Total Investments)
3,483	American Airlines, Inc., Term Loan	3.750%	6/27/19	Ba2	3,516,238
5,930	Delta Air Lines, Inc., Term Loan B1	4.000%	10/18/18	Ba1	5,969,212
2,970	Delta Air Lines, Inc., Term Loan B2	3.250%	4/18/16	Ba1	2,988,253
3,000	US Airways, Inc., Term Loan B1	3.500%	5/23/19	Ba2	3,020,250
15,383	Total Airlines				15,493,953
	Auto Components – 2.7% (1.7% of Total Investments)
8,981	Federal-Mogul Corporation, Tranche B, Term Loan, DD1	2.108%	12/29/14	B1	8,935,647
4,403	Federal-Mogul Corporation, Tranche C, Term Loan, DD1	2.108%	12/28/15	B1	4,381,050
13,384	Total Auto Components				13,316,697
	Biotechnology – 0.4% (0.3% of Total Investments)
2,149	Grifols, Inc., Term Loan	4.250%	6/01/17	Ba1	2,168,744
	Building Products – 0.4% (0.3% of Total Investments)
1,995	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	B+	2,015,150
	Capital Markets – 2.1% (1.3% of Total Investments)
1,322	American Capital, LTD., Term Loan, First Lien	4.000%	8/22/16	BB–	1,331,297
2,852	Citco III Limited, Term Loan B	4.250%	6/29/18	N/R	2,876,892
1,995	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	2,021,799
4,016	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	4,052,062
10,185	Total Capital Markets				10,282,050
	Chemicals – 1.4% (0.9% of Total Investments)
2,476	Ineos US Finance LLC, Term Loan, First Lien	4.000%	5/04/18	BB–	2,493,057
1,485	PQ Corporation, Term Loan, First Lien	4.500%	8/07/17	B+	1,500,248
1,595	US Coatings Acquisition, Term Loan B	4.000%	2/01/20	B+	1,611,022
329	W.R Grace & Co., Delayed Draw, Term Loan, WI/DD	TBD	TBD	BBB–	330,729
921	W.R Grace & Co., Exit Term Loan, WI/DD	TBD	TBD	BBB–	926,042
6,806	Total Chemicals				6,861,098
	Commercial Services & Supplies – 2.4% (1.5% of Total Investments)
2,479	Aramark Corporation, Term Loan, Tranche D	4.000%	9/09/19	BBB–	2,497,748
2,622	CCS Income Trust, Term Loan, First Lien	6.250%	5/12/18	B–	2,646,878
1,500	Education Management LLC, Tranche C2, Term Loan, WI/DD	TBD	TBD	B–	1,441,500
2,453	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	2,486,372
1,500	Harland Clarke Holdings Corporation, Term Loan B4, WI/DD	TBD	TBD	B+	1,511,876
983	HMH Holdings, Inc., Term Loan, First Lien	4.250%	5/14/18	B1	989,869
11,537	Total Commercial Services & Supplies				11,574,243
	Communications Equipment – 1.7% (1.1% of Total Investments)
1,231	Alcatel-Lucent, Inc., Term Loan C	5.750%	1/30/19	B+	1,244,484
4,491	Avaya, Inc., Term Loan B3, DD1	4.736%	10/26/17	B1	4,396,455
2,667	Level 3 Financing, Inc., Term Loan, Tranche B3	4.000%	8/01/19	BB–	2,687,501
8,389	Total Communications Equipment				8,328,440

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Computers & Peripherals – 3.0% (1.9% of Total Investments)
$12,968	Dell, Inc., Term Loan B	4.500%	4/29/20	BB+	$12,927,651
1,584	SunGard Data Systems, Inc., Term Loan D	4.500%	1/31/20	BB	1,593,894
14,552	Total Computers & Peripherals				14,521,545
	Containers & Packaging – 0.8% (0.5% of Total Investments)
4,000	Berry Plastics Holding Corporation, Term Loan E	3.750%	1/06/21	B+	4,006,072
	Distributors – 1.0% (0.6% of Total Investments)
4,707	HD Supply, Inc., Term Loan B	4.500%	10/12/17	B+	4,747,902
	Diversified Consumer Services – 5.1% (3.2% of Total Investments)
3,038	Cengage Learning Acquisitions, Inc., Term Loan, (5)	4.750%	7/03/14	D	2,789,890
316	Ceridian Corporation, New Replacement Term Loan	4.408%	8/14/15	B1	318,540
11,842	Hilton Hotels Corporation, Term Loan B2	3.750%	10/25/20	BB	11,940,312
4,805	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B1	4,792,825
384	Pinnacle Entertainment, Term Loan B1	3.750%	8/15/16	BB+	387,434
995	Pinnacle Entertainment, Term Loan B2	3.750%	8/13/20	BB+	1,003,084
2,494	Spotless Holdings, SAS, Term Loan, First Lien	5.000%	10/02/18	B1	2,534,273
1,000	Spotless Holdings, SAS, Term Loan, Second Lien	8.750%	4/02/19	B3	1,026,875
24,874	Total Diversified Consumer Services				24,793,233
	Diversified Financial Services – 3.7% (2.3% of Total Investments)
2,488	Home Loan Servicing Solutions, Ltd., Term Loan B	4.500%	6/26/20	BB–	2,529,477
2,729	Ocwen Financial Corporation, Term Loan B	5.000%	2/15/18	B+	2,762,641
3,411	RPI Finance Trust, Term Loan B3	3.250%	11/09/18	Baa2	3,436,083
9,562	WideOpenWest Finance LLC, Term Loan B, DD1	4.750%	4/01/19	B1	9,650,459
18,190	Total Diversified Financial Services				18,378,660
	Diversified Other – 0.2% (0.1% of Total Investments)
1,008	Rexnord LLC, Term Loan B	4.000%	8/21/20	B+	1,014,849
	Diversified Telecommunication Services – 0.2% (0.1% of Total Investments)
959	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.750%	6/30/19	BB–	967,675
	Electronic Equipment & Instruments – 0.6% (0.4% of Total Investments)
3,329	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/26/17	B	2,996,438
	Food & Staples Retailing – 3.6% (2.3% of Total Investments)
1,204	Albertson's LLC, Term Loan B1	4.250%	3/21/16	BB–	1,215,404
2,286	Albertson's LLC, Term Loan B2	4.750%	3/21/19	BB–	2,313,348
3,337	BJ's Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	3,372,803
2,500	BJ's Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/31/20	CCC	2,575,260
1,175	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B	1,198,500
2,675	Supervalu, Inc., New Term Loan B	5.000%	3/21/19	B+	2,691,825
4,688	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B–	4,476,562
17,865	Total Food & Staples Retailing				17,843,702
	Food Products – 5.7% (3.6% of Total Investments)
2,970	AdvancePierre Foods, Inc., Term Loan, First Lien	5.750%	7/10/17	B1	2,978,663
684	AdvancePierre Foods, Inc., Term Loan, Second Lien	9.500%	10/10/17	CCC+	668,610
10,455	H.J Heinz Company, Term Loan B2	3.500%	6/05/20	BB	10,574,375
1,489	Pinnacle Foods Finance LLC, Term Loan G	3.250%	4/29/20	BB–	1,492,472
12,294	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	12,430,673
27,892	Total Food Products				28,144,793
	Health Care Equipment & Supplies – 2.8% (1.8% of Total Investments)
1,000	Ardent Medical Services, Inc., Term Loan, Second Lien	11.000%	1/02/19	CCC+	1,015,000
1,250	Kinetic Concepts, Inc., Term Loan D1, WI/DD	TBD	TBD	BB–	1,260,150
Nuveen Investments

JRO  Nuveen Floating Rate Income Opportunity Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Health Care Equipment & Supplies (continued)
$3,027	Kinetic Concepts, Inc., Term Loan D1	4.000%	5/04/18	BB–	$3,057,914
4,875	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	4,956,739
2,625	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	2,686,249
988	United Surgical Partners International, Inc., Incremental Term Loan	4.750%	4/03/19	B1	996,488
13,765	Total Health Care Equipment & Supplies				13,972,540
	Health Care Providers & Services – 8.1% (5.1% of Total Investments)
1,389	BioScrip, Inc., Delayed Draw, Term Loan	6.500%	7/31/20	B	1,381,728
4,000	Community Health Systems, Inc., Term Loan D, WI/DD	TBD	TBD	BB	4,046,428
3,960	DaVita, Inc., New Term Loan B2	4.000%	11/01/19	Ba2	3,997,933
902	Genesis Healthcare LLC, Term Loan	10.001%	12/04/17	B	923,352
8,787	Golden Living, Term Loan	5.000%	5/04/18	B	8,657,831
1,485	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	1,494,289
1,500	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/20/19	CCC+	1,537,500
951	Kindred Healthcare, Inc., Term Loan B1	4.250%	6/01/18	Ba3	960,328
1,379	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B	1,335,906
1,631	National Mentor Holdings, Inc., Term Loan B, WI/DD	TBD	TBD	B1	1,646,209
3,000	One Call Care Management, Inc., Term Loan B	5.000%	11/27/20	B1	3,022,500
550	Select Medical Corporation, Term Loan B	4.003%	6/01/18	Ba2	553,625
226	Sheridan Holdings, Inc., Delayed Draw, Term Loan, WI/DD	TBD	TBD	B1	226,371
7,214	Sheridan Holdings, Inc., Term Loan, First Lien, DD1	4.500%	6/29/18	B1	7,283,598
2,000	Sheridan Holdings, Inc., Term Loan, Second Lien	8.250%	12/20/21	B+	2,050,000
608	Skilled Healthcare Group, Inc., Term Loan	6.750%	4/09/16	B	610,754
39,582	Total Health Care Providers & Services				39,728,352
	Hotels, Restaurants & Leisure – 5.6% (3.5% of Total Investments)
2,895	24 Hour Fitness Worldwide, Inc., Term Loan B	5.250%	4/22/16	Ba3	2,931,246
1,415	BLB Management Services, Inc., Term Loan	5.250%	11/10/18	BB–	1,427,615
4,616	Caesars Entertainment Operating Company, Inc., Term Loan B6	5.489%	1/28/18	B–	4,448,252
2,566	CCM Merger, Inc., Term Loan, DD1	5.000%	3/01/17	B+	2,597,604
4,250	CityCenter Holdings LLC, Term Loan B, DD1	5.000%	10/16/20	B+	4,307,996
2,000	Intrawest Resorts Holdings, Inc., Initial Term Loan	5.500%	12/09/20	B+	2,007,500
1,888	Landry's Restaurants, Inc., Term Loan B	4.000%	4/24/18	BB–	1,909,563
1,980	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	1,984,596
3,000	Scientific Games Corporation, Term Loan B	4.250%	10/18/20	Ba2	3,018,483
2,978	Station Casino LLC, Term Loan B	5.000%	3/02/20	B	3,013,230
27,588	Total Hotels, Restaurants & Leisure				27,646,085
	Household Durables – 0.4% (0.2% of Total Investments)
970	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	B+	979,144
813	Tempur-Pedic International, Inc., New Term Loan B	3.500%	3/18/20	BB	816,506
1,783	Total Household Durables				1,795,650
	Household Products – 0.4% (0.2% of Total Investments)
1,472	Spectrum Brands, Inc., Term Loan A	3.000%	9/04/17	BB	1,478,709
342	Spectrum Brands, Inc., Term Loan C	3.500%	9/04/19	BB	344,035
1,814	Total Household Products				1,822,744
	Insurance – 2.8% (1.8% of Total Investments)
1,500	Alliant Holdings I LLC, Initial Term Loan B, First Lien, WI/DD	TBD	TBD	B1	1,511,250
4,493	Hub International Holdings, Inc., Term Loan B, DD1	4.750%	10/02/20	B1	4,554,249
1,913	Sedgwick Holdings, Inc., Term Loan, First Lien	4.250%	6/12/18	B+	1,926,201
1,000	Sedgwick Holdings, Inc., Term Loan, Second Lien	8.000%	12/12/18	CCC+	1,017,500
4,715	USI Holdings Corporation, Initial Term Loan, DD1	4.250%	12/27/19	B1	4,750,429
13,621	Total Insurance				13,759,629
	Internet Software & Services – 4.5% (2.8% of Total Investments)
7,691	EIG Investors Corp., Term Loan, DD1	5.000%	11/09/19	B	7,775,324

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Internet Software & Services (continued)
$1,500	ION Trading Technologies S.A.R.L., Term Loan, Second Lien	8.250%	5/22/21	CCC+	$1,526,250
748	Sabre Inc., Term Loan B2	4.500%	2/19/19	B1	751,047
2,125	Sabre Inc., Term Loan C	4.000%	2/19/18	B1	2,134,866
3,464	Sabre, Inc., Term Loan B	5.250%	2/19/19	B1	3,494,598
2,000	San Juan Cable LLC, Term Loan, Second Lien	10.000%	6/09/18	CCC	2,016,666
2,664	SSI Investments II, Ltd., New Term Loan	5.000%	5/26/17	Ba3	2,686,977
1,467	VFH Parent LLC, New Term Loan	5.750%	11/08/19	N/R	1,481,980
21,659	Total Internet Software & Services				21,867,708
	IT Services – 0.8% (0.5% of Total Investments)
1,046	CompuCom Systems, Inc., Term Loan B	4.250%	5/09/20	B1	1,047,087
2,481	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	2,496,745
130	Zayo Group LLC, Term Loan B	4.000%	7/02/19	B1	131,208
3,657	Total IT Services				3,675,040
	Leisure Equipment & Products – 1.5% (0.9% of Total Investments)
4,029	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	B+	4,060,225
2,184	Equinox Holdings, Inc., New Initial Term Loan B	4.501%	1/31/20	B1	2,206,700
1,000	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B–	1,027,500
7,213	Total Leisure Equipment & Products				7,294,425
	Machinery – 0.6% (0.3% of Total Investments)
2,746	Gardner Denver, Inc., Term Loan, DD1	4.250%	7/30/20	B1	2,746,563
	Media – 17.3% (10.9% of Total Investments)
2,067	Affinion Group Holdings, Inc., Term Loan B, DD1	6.750%	10/09/16	B1	2,054,924
1,737	Cengage Learning Acquisitions, Inc., Tranche B, Extended Term Loan, (5)	7.750%	7/04/17	D	1,592,583
3,678	Clear Channel Communications, Inc., Tranche D, Term Loan	6.910%	1/30/19	CCC+	3,576,594
2,646	Clear Channel Communications, Inc.,Term Loan E	7.660%	7/30/19	CCC+	2,637,698
10,600	Cumulus Media, Inc., Term Loan B , DD1	4.250%	12/23/20	B+	10,724,497
2,853	Emerald Expositions Holdings, Inc., Term Loan, First Lien	5.500%	6/17/20	BB–	2,877,086
1,962	EMI Music Publishing LLC, Term Loan B	4.250%	6/29/18	BB–	1,976,247
1,985	Internet Brands, Inc., Term Loan B	6.250%	3/18/19	B+	1,996,579
2,500	McGraw-Hill Education Holdings LLC, Term Loan B	6.250%	12/18/19	B+	2,534,895
2,678	McGraw-Hill Education Holdings LLC, Term Loan	9.000%	3/22/19	B2	2,732,723
2,000	Media General, Inc., Delayed Draw, Term Loan	4.250%	7/31/20	BB–	2,021,238
1,975	Mediacom Broadband LLC, Tranche G, Term Loan	4.000%	1/20/20	BB	1,977,469
3,412	Radio One, Inc., Term Loan B, First Lien	7.500%	2/14/17	B+	3,505,339
1,995	Springer Science & Business Media, Inc., Term Loan	5.000%	8/14/20	B	2,008,093
27,727	Tribune Company, Term Loan B, DD1	4.000%	12/27/20	BB–	27,746,243
8,534	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	8,593,645
2,143	UPC Broadband Holding BV, Term Loan AF	4.000%	1/31/21	BB–	2,158,483
1,500	UPC Broadband Holding BV, Term Loan AH	3.250%	6/30/21	BB–	1,505,157
750	Weather Channel Corporation, Term Loan, Second Lien	7.000%	6/26/20	B3	758,438
1,496	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	BB–	1,502,563
3,050	Yell Group PLC, Term Loan, (5)	4.097%	7/31/14	N/R	679,159
87,288	Total Media				85,159,653
	Multiline Retail – 0.8% (0.5% of Total Investments)
4,000	Hudson's Bay Company, Term Loan B, First Lien	4.750%	11/04/20	BB	4,064,988
	Multi-Utilities – 0.2% (0.1% of Total Investments)
990	ADS Waste Holdings, Inc., Term Loan B	4.250%	8/05/19	B+	996,883
	Oil, Gas & Consumable Fuels – 7.6% (4.8% of Total Investments)
1,994	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	2,010,916
2,721	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B	2,797,244
4,975	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	5,099,375
1,100	EP Energy LLC, Term Loan B3, Second Lien	3.500%	5/24/18	Ba3	1,105,500

Nuveen Investments

JRO  Nuveen Floating Rate Income Opportunity Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Oil, Gas & Consumable Fuels (continued)
$1,995	Fieldwood Energy LLC, Term Loan, First Lien	3.875%	9/28/18	Ba2	$2,009,340
3,000	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	3,087,858
982	Frac Tech International LLC, Term Loan	8.500%	5/06/16	B2	995,816
5,489	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B1	5,582,644
2,313	Offshore Group Investment Limited, Term Loan B	5.000%	10/25/17	B–	2,330,568
2,488	Pacific Drilling S.A., Term Loan B	4.500%	6/03/18	B+	2,518,283
2,494	Peabody Energy Corporation, Term Loan B	4.250%	9/24/20	BB+	2,515,174
1,737	Rice Drilling LLC., Term Loan, Second Lien	8.500%	10/25/18	N/R	1,773,784
1,667	Samson Investment Company, Tranche 1, Term Loan, Second Lien	5.000%	9/25/18	B1	1,685,833
993	Saxon Energy Services, Inc., Term Loan	5.500%	2/15/19	Ba3	1,004,079
1,500	Shelf Drilling Holdings LTD., Term Loan	10.000%	10/08/18	B+	1,528,125
1,500	Western Refining, Inc., Term Loan B	4.250%	11/12/20	BB–	1,515,938
36,948	Total Oil, Gas & Consumable Fuels				37,560,477
	Personal Products – 0.1% (0.0% of Total Investments)
287	Prestige Brands, Inc., Term Loan B1	3.792%	1/31/19	BB	289,089
	Pharmaceuticals – 8.0% (5.0% of Total Investments)
1,926	Auxilium Pharmaceuticals, Inc., Term Loan	6.250%	4/26/17	Ba2	1,964,138
833	BioScrip, Inc., Term Loan B	6.500%	7/31/20	B	829,037
2,102	ConvaTec, Inc., Dollar Term Loan	4.000%	12/22/16	Ba3	2,122,113
1,194	Generic Drug Holdings, Inc., Term Loan B	5.000%	8/16/20	B1	1,208,179
3,125	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (5)	6.928%	5/03/13	N/R	93,750
62	Graceway Pharmaceuticals LLC, Term Loan, (5)	3.069%	5/03/12	N/R	68,523
2,263	Par Pharmaceutical Companies, Inc., Additional Term Loan B1	4.250%	9/30/19	B+	2,280,052
1,500	Patheon, Inc., Term Loan B, WI/DD	TBD	TBD	B	1,500,134
5,417	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba3	5,460,878
4,737	Pharmaceutical Research Associates, Inc., Term Loan B	5.000%	9/23/20	B1	4,764,265
2,860	Quintiles Transnational Corp., Term Loan B3	3.750%	6/08/18	BB	2,871,233
2,000	Salix Pharmaceuticals, LTD., Term Loan	4.250%	1/02/20	Ba1	2,027,750
1,980	Therakos, Inc., Term Loan, First Lien	7.500%	12/27/17	B	1,990,734
3,103	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D2	3.750%	2/13/19	BBB–	3,128,326
8,928	Valeant Pharmaceuticals International, Inc., Term Loan E	3.750%	8/05/20	Ba1	9,022,367
42,030	Total Pharmaceuticals				39,331,479
	Real Estate Investment Trust – 2.2% (1.4% of Total Investments)
2,000	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	2,077,500
4,353	iStar Financial, Inc., Term Loan	4.500%	10/15/17	BB–	4,380,532
4,476	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB+	4,486,484
10,829	Total Real Estate Investment Trust				10,944,516
	Real Estate Management & Development – 2.1% (1.3% of Total Investments)
6,072	Capital Automotive LP, Term Loan, Tranche B1, DD1	4.000%	4/10/19	Ba2	6,137,098
3,970	Realogy Corporation, Term Loan B	4.500%	3/05/20	BB	4,006,226
10,042	Total Real Estate Management & Development				10,143,324
	Road & Rail – 0.6% (0.4% of Total Investments)
3,008	Swift Transportation Company, Inc., Term Loan B2	4.000%	12/21/17	BB	3,035,593
	Semiconductors & Equipment – 2.0% (1.3% of Total Investments)
2,977	Freescale Semiconductor, Inc., Term Loan, Tranche B4	5.000%	2/28/20	B1	3,010,067
1,995	Freescale Semiconductor, Inc., Term Loan, Tranche B5	5.000%	1/15/21	B1	2,023,471
1,967	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BB+	1,971,512
2,913	NXP Semiconductor LLC, Term Loan	4.500%	3/03/17	Ba3	2,956,769
9,852	Total Semiconductors & Equipment				9,961,819
	Software – 9.3% (5.9% of Total Investments)
3,853	Attachmate Corporation, Term Loan, First Lien	7.250%	11/22/17	BB–	3,921,369
2,274	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	2,300,878

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Software (continued)
$2,500	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	BB–	$2,507,118
4,403	Datatel Parent Corp, Term Loan B, DD1	4.500%	7/19/18	B+	4,454,235
1,000	Deltek, Inc., Term Loan, Second Lien	10.000%	10/10/19	CCC+	1,025,000
2,973	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	BB–	2,986,921
1,975	Explorer Holdings, Inc., Term Loan	6.000%	5/02/18	B+	1,987,394
1,089	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	1,087,626
11,243	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5, DD1	3.750%	6/03/20	Ba3	11,297,297
3,380	IPC Systems, Inc., Extended Term Loan, Tranche B1, First Lien	7.750%	7/31/17	B1	3,404,908
4,000	IPC Systems, Inc., Term Loan, Second Lien	5.410%	6/01/15	CCC	3,660,000
4,691	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	4,740,476
1,587	RedPrairie Corporation, New Term Loan, First Lien	6.000%	12/21/18	B+	1,605,203
800	RedPrairie Corporation, Term Loan, Second Lien	11.250%	12/21/19	CCC+	821,600
45,768	Total Software				45,800,025
	Specialty Retail – 0.8% (0.5% of Total Investments)
1,968	Collective Brands, Inc., Term Loan B	7.250%	10/09/19	B	1,986,645
2,037	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	2,048,373
4,005	Total Specialty Retail				4,035,018
	Textiles, Apparel & Luxury Goods – 0.1% (0.1% of Total Investments)
573	Philips-Van Heusen Corporation, Term Loan B	3.250%	2/13/20	BBB–	577,484
	Wireless Telecommunication Services – 2.2% (1.4% of Total Investments)
4,522	Asurion LLC, Term Loan B1	4.500%	5/24/19	Ba2	4,529,135
3,226	Fairpoint Communications, Inc., Term Loan B	7.500%	2/11/19	B	3,343,899
1,975	IPC Systems, Inc., Term Loan, Tranche C, First Lien	7.750%	7/31/17	B1	1,989,812
923	Presidio, Inc., New Term Loan	5.750%	3/31/17	Ba3	929,956
10,646	Total Wireless Telecommunication Services				10,792,802
$589,235	Total Variable Rate Senior Loan Interests (cost $583,246,689)				586,770,479
Shares	Description (1)				Value
	COMMON STOCKS – 3.5% (2.2% of Total Investments)
	Building Products – 0.6% (0.4% of Total Investments)
52,436	Masonite International Corporation, (6)				$2,883,980
	Hotels, Restaurants & Leisure – 0.2% (0.1% of Total Investments)
42,041	BLB Worldwide Holdings Inc., (6), (7)				1,061,535
	Media – 2.7% (1.7% of Total Investments)
138,445	Metro-Goldwyn-Mayer, (6), (7)				9,760,372
44,843	Tribune Company, (6)				3,340,804
36,087	Tribune Company, (6), (8)				—
	Total Media				13,101,176
	Total Common Stocks (cost $12,716,644)				17,046,691
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 0.3% (0.2% of Total Investments)
	Communications Equipment – 0.3% (0.2% of Total Investments)
$550	Nortel Networks Corp., (5)	1.750%	4/15/12	N/R	$545,875
1,000	Nortel Networks Corp., (5)	2.125%	4/15/14	N/R	998,750
$1,550	Total Convertible Bonds (cost $1,307,500)				1,544,625

Nuveen Investments

JRO  Nuveen Floating Rate Income Opportunity Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 20.7% (13.0% of Total Investments)
	Commercial Services & Supplies – 0.5% (0.3% of Total Investments)
$500	Ceridian Corporation	11.250%	11/15/15	CCC	$502,500
1,224	Harland Clarke Holdings	9.500%	5/15/15	B–	1,227,060
500	Tervita Corporation, 144A	8.000%	11/15/18	B–	512,500
2,224	Total Commercial Services & Supplies				2,242,060
	Communications Equipment – 0.7% (0.4% of Total Investments)
3,000	Nortel Networks Limited, (5)	0.000%	7/15/11	N/R	3,206,250
	Diversified Consumer Services – 0.2% (0.1% of Total Investments)
900	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	945,000
	Diversified Telecommunication Services – 1.6% (1.0% of Total Investments)
2,900	IntelSat Limited, 144A	7.750%	6/01/21	B–	3,110,250
750	IntelSat Limited	8.125%	6/01/23	B–	811,875
3,343	Level 3 Communications Inc.	11.875%	2/01/19	B–	3,844,450
6,993	Total Diversified Telecommunication Services				7,766,575
	Health Care Equipment & Supplies – 0.7% (0.4% of Total Investments)
3,000	Kinetic Concepts	10.500%	11/01/18	B–	3,450,000
	Health Care Providers & Services – 3.4% (2.1% of Total Investments)
3,000	FWCT-2 Escrow Corporation for Community Health Systems, 144A	5.125%	8/01/21	BB+	3,018,750
4,800	FWCT-2 Escrow Corporation for Community Health Systems, 144A	6.875%	2/01/22	B	4,920,000
2,750	HCA Inc.	8.500%	4/15/19	BB+	2,899,875
575	HCA Inc.	7.250%	9/15/20	BB+	624,594
900	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	960,750
3,000	Tenet Healthcare Corporation, 144A	6.000%	10/01/20	BB	3,157,500
1,000	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	1,132,500
16,025	Total Health Care Providers & Services				16,713,969
	Household Products – 0.9% (0.5% of Total Investments)
3,950	Reynolds Group	9.875%	8/15/19	CCC+	4,364,750
	IT Services – 0.4% (0.3% of Total Investments)
2,000	First Data Corporation, 144A	7.375%	6/15/19	BB–	2,135,000
	Leisure Equipment & Products – 0.9% (0.5% of Total Investments)
4,500	Caesars Entertainment Operating Company Inc.	8.500%	2/15/20	B–	4,252,500
	Machinery – 0.4% (0.3% of Total Investments)
1,000	HD Supply Inc.	8.125%	4/15/19	B+	1,111,875
1,030	Xerium Technologies	8.875%	6/15/18	B	1,091,800
2,030	Total Machinery				2,203,675
	Media – 5.1% (3.2% of Total Investments)
5,840	Clear Channel Communications, Inc., 144A	14.000%	2/01/21	CCC–	5,430,972
3,600	Clear Channel Communications, Inc.	5.500%	12/15/16	CCC–	3,240,000
6,412	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	6,540,240
7,000	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	7,070,000
1,200	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	1,227,000
1,000	McGraw-Hill Global Education Holdings, 144A	9.750%	4/01/21	BB	1,087,500
400	WMG Acquisition Group	11.500%	10/01/18	B	455,000
25,452	Total Media				25,050,712
	Oil, Gas & Consumable Fuels – 0.1% (0.1% of Total Investments)
500	Offshore Group Investment Limited	7.125%	4/01/23	B–	500,000

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Pharmaceuticals – 1.4% (0.9% of Total Investments)
$1,250	Valeant Pharmaceuticals International, 144A	6.750%	8/15/18	B1	$1,370,313
2,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	B1	2,155,000
1,000	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	B1	1,090,000
2,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	2,227,500
6,250	Total Pharmaceuticals				6,842,813
	Semiconductors & Equipment – 0.9% (0.6% of Total Investments)
2,050	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	2,039,750
2,500	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	2,412,500
4,550	Total Semiconductors & Equipment				4,452,250
	Software – 0.6% (0.4% of Total Investments)
850	Infor Us Inc.	11.500%	7/15/18	B–	981,750
1,875	Infor Us Inc.	9.375%	4/01/19	B–	2,109,375
2,725	Total Software				3,091,125
	Specialty Retail – 0.1% (0.1% of Total Investments)
500	99 Cents Only Stores	11.000%	12/15/19	CCC+	565,000
	Wireless Telecommunication Services – 2.8% (1.8% of Total Investments)
750	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	800,625
2,750	MetroPCS Wireless Inc., 144A	6.250%	4/01/21	BB	2,856,562
7,250	Sprint Corporation, 144A	7.875%	9/15/23	BB–	7,739,375
2,000	Sprint Corporation, 144A	7.125%	6/15/24	BB–	2,010,000
175	T-Mobile USA Inc.	6.731%	4/28/22	BB	183,750
175	T-Mobile USA Inc.	6.836%	4/28/23	BB	182,656
13,100	Total Wireless Telecommunication Services				13,772,968
$97,699	Total Corporate Bonds (cost $96,386,556)				101,554,647
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	ASSET-BACKED SECURITIES – 5.6% (3.6% of Total Investments)
$800	Bluemountain Collateralized Loan Obligation, Series 2012 2A E14	5.337%	11/20/24	BB	$768,374
2,500	Bluemountain Collateralized Loan Obligations Limited 2012-1A, 144A	5.737%	7/20/23	BB	2,446,200
1,250	Carlyle Global Market Strategies, Collateralized Loan Obligations, Series 2013-3A, 144A	4.839%	7/15/25	BB	1,163,186
1,500	Flatiron Collateralized Loan Obligation Limited, Series 2011-1A	4.639%	1/15/23	BB	1,387,674
1,500	Fraser Sullivan Collateralized Loan Obligations Limited, Series 2011-6A, 144A	5.738%	11/22/22	BB	1,465,302
250	ING Investment Management, Collateralized Loan Obligation, 2013-1A D, 144A	5.239%	4/15/24	BB	233,396
1,800	LCM Limited Partnership, Collateralized Loan Obligation 2012A, 144A	5.987%	10/19/22	BB	1,787,368
2,000	LCM Limited Partnership, Collateralized Loan Obligations, 144A	5.989%	4/15/22	BB	2,000,186
1,500	LCM Limited Partnership, Collateralized Loan Obligations	5.387%	4/19/22	BB	1,437,807
4,000	LCM Limited Partnership, Collateralized Loan Obligations 2015A, WI/DD	1.000%	2/25/17	BB	3,843,200
1,500	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2012-8A, 144A	5.587%	4/22/22	BB	1,456,796
500	North End CLO Limited, Loan Pool, 144A	4.838%	7/17/25	BB	462,433
2,000	Oak Hill Credit Partners IV Limited, Collateralized Loan Obligation Series 2012-6A	5.741%	5/15/23	BB	2,008,420
2,240	Oak Hill Credit Partners, Series, 2012-7A	5.237%	11/20/23	BB	2,118,628
450	Oak Hill Credit Partners, Series, 2013-9A	5.237%	10/20/25	BB–	423,653
1,000	Race Point Collateralized Loan Obligations, Series, 2011-5A, 144A	6.743%	12/15/22	BB	1,000,497
2,000	Race Point Collateralized Loan Obligations, Series, 2012-6A, 144A	5.738%	5/24/23	BB	1,968,798
2,000	Race Point Collateralized Loan Obligations, Series, 2012-7A, 144A	5.239%	11/08/24	BB–	1,907,693
$28,790	Total Asset-Backed Securities (cost $25,611,122)				27,879,611
	Total Long-Term Investments (cost $719,268,511)				734,796,053

Nuveen Investments

JRO  Nuveen Floating Rate Income Opportunity Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 9.4% (5.9% of Total Investments)
$46,070	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/14, repurchase price $46,070,473, collateralized by $45,680,000 U.S. Treasury Notes, 2.125%, due 5/31/15, value $46,993,300	0.000%	2/03/14	$46,070,473
	Total Short-Term Investments (cost $46,070,473)			46,070,473
	Total Investments (cost $765,338,984) – 159.0%			780,866,526
	Borrowings – (33.4)% (9), (10)			(163,900,000)
	Variable Rate Term Preferred Shares, at Liquidation Value – (20.0)% (11)			(98,000,000)
	Other Assets Less Liabilities – (5.6)% (12)			(27,944,388)
	Net Assets Applicable to Common Shares – 100%			$491,022,138

Investments in Derivatives as of January 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (12)
Goldman Sachs	$29,317,500	Receive	1-Month USD-LIBOR	1.300%	Monthly	4/20/14	$(83,369)
Morgan Stanley	29,317,500	Receive	1-Month USD-LIBOR	2.201	Monthly	4/20/16	(1,151,307)
	$58,635,000						$(1,234,676)

Nuveen Investments

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

  Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(5)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

(6)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(7)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)  Borrowings as a percentage of Total Investments is 21.0%.

(10)  The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

(11)  Variable Rate Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 12.6%.

(12)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

DD1  Portion of investment purchased on a delayed delivery basis.

WI/DD  Purchased on a when-issued or delayed delivery basis.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD  Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

USD-LIBOR  United States Dollar – London Inter-Bank Offered Rate.

    See accompanying notes to financial statements.

Nuveen Investments

JSD

Nuveen Short Duration Credit Opportunities Fund

Portfolio of Investments  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 139.2% (97.4% of Total Investments)
	VARIABLE RATE SENIOR LOAN INTERESTS – 118.7% (83.0% of Total Investments) (4)
	Aerospace & Defense – 0.7% (0.5% of Total Investments)
$143	Beechcraft Holdings LLC, Exit Term Loan B	5.750%	2/15/20	BB–	$143,438
1,238	Sequa Corporation, Term Loan B	5.250%	6/19/17	B	1,221,722
1,381	Total Aerospace & Defense				1,365,160
	Airlines – 4.1% (2.9% of Total Investments)
995	American Airlines, Inc., Term Loan	3.750%	6/27/19	Ba2	1,004,640
3,168	Delta Air Lines, Inc., Term Loan B1	4.000%	10/18/18	Ba1	3,188,921
990	Delta Air Lines, Inc., Term Loan B2	3.250%	4/18/16	Ba1	996,085
1,950	Delta Air Lines, Inc., Term Loan B	3.500%	4/20/17	BB+	1,967,868
1,000	US Airways, Inc., Term Loan B1	3.500%	5/23/19	Ba2	1,006,750
8,103	Total Airlines				8,164,264
	Auto Components – 0.1% (0.1% of Total Investments)
170	Schaeffler AG, Term Loan C	4.250%	1/27/17	Ba2	171,664
	Building Products – 0.4% (0.3% of Total Investments)
748	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	B+	755,681
	Capital Markets – 1.5% (1.0% of Total Investments)
661	American Capital, LTD., Term Loan, First Lien	4.000%	8/22/16	BB–	665,648
2,263	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	2,282,829
2,924	Total Capital Markets				2,948,477
	Chemicals – 0.6% (0.4% of Total Investments)
1,181	Ineos US Finance LLC, Term Loan, First Lien	4.000%	5/04/18	BB–	1,188,441
	Commercial Services & Supplies – 2.8% (2.0% of Total Investments)
2,500	Aramark Corporation, Term Loan, Tranche D	4.000%	9/09/19	BBB–	2,518,738
2,621	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	2,656,756
491	HMH Holdings, Inc., Term Loan, First Lien	4.250%	5/14/18	B1	494,934
5,612	Total Commercial Services & Supplies				5,670,428
	Communications Equipment – 2.1% (1.4% of Total Investments)
1,485	Alcatel-Lucent, Inc., Term Loan C	5.750%	1/30/19	B+	1,501,706
1,496	Avaya, Inc., Term Loan B3	4.736%	10/26/17	B1	1,464,061
1,157	Telesat Canada Inc., Term Loan B	3.500%	3/28/19	BB–	1,164,296
4,138	Total Communications Equipment				4,130,063
	Computers & Peripherals – 2.9% (2.0% of Total Investments)
4,988	Dell, Inc., Term Loan B	4.500%	4/29/20	BB+	4,972,173
792	SunGard Data Systems, Inc., Term Loan D	4.500%	1/31/20	BB	796,947
5,780	Total Computers & Peripherals				5,769,120
	Containers & Packaging – 1.0% (0.7% of Total Investments)
2,000	Berry Plastics Holding Corporation, Term Loan E	3.750%	1/06/21	B+	2,003,036
	Distributors – 1.5% (1.0% of Total Investments)
2,955	HD Supply, Inc., Term Loan B	4.500%	10/12/17	B+	2,980,643

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Diversified Consumer Services – 5.2% (3.6% of Total Investments)
$2,060	Cengage Learning Acquisitions, Inc., Term Loan, (5)	4.750%	7/03/14	D	$1,891,992
998	Ceridian Corporation, New Replacement Term Loan	4.408%	8/14/15	B1	1,004,760
3,158	Hilton Hotels Corporation, Term Loan B2	3.750%	10/25/20	BB	3,184,083
2,181	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B1	2,175,460
1,496	Spotless Holdings, SAS, Term Loan, First Lien	5.000%	10/02/18	B1	1,520,564
500	Spotless Holdings, SAS, Term Loan, Second Lien	8.750%	4/02/19	B3	513,438
10,393	Total Diversified Consumer Services				10,290,297
	Diversified Financial Services – 3.1% (2.2% of Total Investments)
1,489	Ocwen Financial Corporation, Term Loan B	5.000%	2/15/18	B+	1,506,895
959	RPI Finance Trust, Term Loan B3	3.250%	11/09/18	Baa2	966,226
3,713	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	B1	3,747,684
6,161	Total Diversified Financial Services				6,220,805
	Electronic Equipment & Instruments – 0.7% (0.5% of Total Investments)
1,427	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/26/17	B	1,284,188
	Food & Staples Retailing – 3.8% (2.7% of Total Investments)
903	Albertson's LLC, Term Loan B1	4.250%	3/21/16	BB–	911,553
1,589	Albertson's LLC, Term Loan B2	4.750%	3/21/19	BB–	1,608,500
500	BJ's Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	505,436
250	BJ's Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/31/20	CCC	257,526
1,000	Del Monte Foods Company, Term Loan, First Lien, WI/DD	TBD	TBD	B+	1,002,969
1,000	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B	1,020,000
989	Supervalu, Inc., New Term Loan B	5.000%	3/21/19	B+	995,512
1,406	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B–	1,342,969
7,637	Total Food & Staples Retailing				7,644,465
	Food Products – 4.2% (2.9% of Total Investments)
1,485	AdvancePierre Foods, Inc., Term Loan, First Lien	5.750%	7/10/17	B1	1,489,332
2,289	H.J Heinz Company, Term Loan B2	3.500%	6/05/20	BB	2,314,630
993	Pinnacle Foods Finance LLC, Term Loan G	3.250%	4/29/20	BB–	994,981
3,423	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	3,460,773
8,190	Total Food Products				8,259,716
	Health Care Equipment & Supplies – 3.3% (2.3% of Total Investments)
1,000	Ardent Medical Services, Inc., Term Loan, Second Lien	11.000%	1/02/19	CCC+	1,015,000
1,041	Kinetic Concepts, Inc., Term Loan D1	4.000%	5/04/18	BB–	1,051,716
3,413	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	3,469,717
1,000	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	1,023,333
6,454	Total Health Care Equipment & Supplies				6,559,766
	Health Care Providers & Services – 11.0% (7.7% of Total Investments)
947	Ardent Medical Services, Inc., Term Loan, First Lien	6.750%	7/02/18	B+	954,755
926	BioScrip, Inc., Delayed Draw, Term Loan	6.500%	7/31/20	B	921,152
1,634	Community Health Systems, Inc., Term Loan D, DD1	4.250%	1/27/21	BB	1,653,105
50	Community Health Systems, Inc., Term Loan E	3.487%	1/25/17	BB	50,695
971	CRC Health Corporation, Term Loan B3	8.500%	11/16/15	B+	980,993
2,970	DaVita, Inc., New Term Loan B2	4.000%	11/01/19	Ba2	2,998,450
839	Genesis Healthcare LLC, Term Loan	10.001%	12/04/17	B	858,502
3,076	Golden Living, Term Loan	5.000%	5/04/18	B	3,030,929
990	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	996,193
500	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/20/19	CCC+	512,500
1,219	IASIS Healthcare LLC, Term Loan B2, First Lien	4.500%	5/03/18	Ba3	1,231,232
357	Kindred Healthcare, Inc., Term Loan B1	4.250%	6/01/18	Ba3	360,313
919	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B	890,604
544	National Mentor Holdings, Inc., Term Loan B, WI/DD	TBD	TBD	B1	548,736
2,000	One Call Care Management, Inc., Term Loan B	5.000%	11/27/20	B1	2,015,000
2,463	Sheridan Holdings, Inc., Term Loan, First Lien	4.500%	6/29/18	B1	2,486,488

Nuveen Investments

JSD  Nuveen Short Duration Credit Opportunities Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Health Care Providers & Services (continued)
$1,000	Sheridan Holdings, Inc., Term Loan, Second Lien	8.250%	12/20/21	B+	$1,025,000
459	Skilled Healthcare Group, Inc., Term Loan	6.750%	4/09/16	B	461,208
21,864	Total Health Care Providers & Services				21,975,855
	Hotels, Restaurants & Leisure – 5.8% (4.1% of Total Investments)
2,331	24 Hour Fitness Worldwide, Inc., Term Loan B	5.250%	4/22/16	Ba3	2,359,726
1,415	BLB Management Services, Inc., Term Loan	5.250%	11/10/18	BB–	1,427,615
2,289	CCM Merger, Inc., Term Loan	5.000%	3/01/17	B+	2,317,331
2,500	CityCenter Holdings LLC, Term Loan B, DD1	5.000%	10/16/20	B+	2,534,115
933	Landry's Restaurants, Inc., Term Loan B	4.000%	4/24/18	BB–	943,665
1,985	Station Casino LLC, Term Loan B	5.000%	3/02/20	B	2,008,820
11,453	Total Hotels, Restaurants & Leisure				11,591,272
	Household Durables – 0.6% (0.4% of Total Investments)
1,135	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien	4.000%	12/01/18	B+	1,149,329
	Household Products – 0.1% (0.1% of Total Investments)
270	Spectrum Brands, Inc., Term Loan C	3.500%	9/04/19	BB	271,626
	Insurance – 1.6% (1.1% of Total Investments)
1,247	Hub International Holdings, Inc., Term Loan B	4.750%	10/02/20	B1	1,264,013
1,980	USI Holdings Corporation, Initial Term Loan	4.250%	12/27/19	B1	1,994,888
3,227	Total Insurance				3,258,901
	Internet Software & Services – 8.0% (5.6% of Total Investments)
727	Ancestry.com, Inc., Replacement Term Loan B1	4.500%	12/28/18	Ba2	732,292
3,716	EIG Investors Corp., Term Loan	5.000%	11/09/19	B	3,756,263
1,000	ION Trading Technologies S.A.R.L., Term Loan, Second Lien	8.250%	5/22/21	CCC+	1,017,500
850	Sabre Inc., Term Loan C	4.000%	2/19/18	B1	853,947
2,475	Sabre, Inc., Term Loan B	5.250%	2/19/19	B1	2,496,141
2,000	San Juan Cable LLC, Term Loan, Second Lien	10.000%	6/09/18	CCC	2,016,666
2,717	SSI Investments II, Ltd., New Term Loan	5.000%	5/26/17	Ba3	2,740,301
2,317	VFH Parent LLC, New Term Loan	5.750%	11/08/19	N/R	2,339,968
15,802	Total Internet Software & Services				15,953,078
	IT Services – 2.2% (1.5% of Total Investments)
418	CompuCom Systems, Inc., Term Loan B	4.250%	5/09/20	B1	418,835
933	SRA International, Term Loan	6.500%	7/20/18	B1	930,422
993	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	998,698
1,964	Zayo Group LLC, Term Loan B	4.000%	7/02/19	B1	1,978,668
4,308	Total IT Services				4,326,623
	Leisure Equipment & Products – 1.9% (1.3% of Total Investments)
2,263	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	B+	2,279,829
1,489	Equinox Holdings, Inc., New Initial Term Loan B	4.501%	1/31/20	B1	1,504,568
3,752	Total Leisure Equipment & Products				3,784,397
	Machinery – 0.3% (0.2% of Total Investments)
500	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	5.500%	11/27/20	B1	499,688
	Media – 8.8% (6.2% of Total Investments)
579	Cengage Learning Acquisitions, Inc., Tranche B, Extended Term Loan, (5)	7.750%	7/04/17	D	530,881
1,632	Clear Channel Communications, Inc.,Term Loan E	7.660%	7/30/19	CCC+	1,627,436
3,000	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	3,035,235
1,426	Emerald Expositions Holdings, Inc., Term Loan, First Lien	5.500%	6/17/20	BB–	1,438,543
993	Internet Brands, Inc., Term Loan B	6.250%	3/18/19	B+	998,289
1,000	McGraw-Hill Education Holdings LLC, Term Loan B	6.250%	12/18/19	B+	1,013,958
1,339	McGraw-Hill Education Holdings LLC, Term Loan	9.000%	3/22/19	B2	1,366,362

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Media (continued)
$1,000	Media General, Inc., Delayed Draw, Term Loan	4.250%	7/31/20	BB–	$1,010,619
975	Radio One, Inc., Term Loan B, First Lien	7.500%	2/14/17	B+	1,001,525
998	Springer Science & Business Media, Inc., Term Loan	5.000%	8/14/20	B	1,004,047
2,000	Tribune Company, Term Loan B	4.000%	12/27/20	BB–	2,001,250
2,571	UPC Broadband Holding BV, Term Loan AF	4.000%	1/31/21	BB–	2,590,180
17,513	Total Media				17,618,325
	Multiline Retail – 1.0% (0.7% of Total Investments)
2,000	Hudson's Bay Company, Term Loan B, First Lien	4.750%	11/04/20	BB	2,032,494
	Oil, Gas & Consumable Fuels – 8.7% (6.1% of Total Investments)
997	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	1,005,457
1,222	Buffalo Gulf Coast Terminals, Term Loan B	5.250%	10/31/17	BB+	1,238,833
1,604	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B	1,649,232
2,985	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	3,059,625
667	EP Energy LLC, Term Loan B3, Second Lien	3.500%	5/24/18	Ba3	670,000
2,000	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	2,058,572
728	Frac Tech International LLC, Term Loan	8.500%	5/06/16	B2	738,362
2,294	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B1	2,332,965
925	Offshore Group Investment Limited, Term Loan B	5.000%	10/25/17	B–	932,227
993	Rice Drilling LLC., Term Loan, Second Lien	8.500%	10/25/18	N/R	1,013,591
833	Samson Investment Company, Tranche 1, Term Loan, Second Lien	5.000%	9/25/18	B1	842,917
993	Saxon Energy Services, Inc., Term Loan	5.500%	2/15/19	Ba3	1,004,079
750	Shelf Drilling Holdings LTD., Term Loan	10.000%	10/08/18	B+	764,062
16,991	Total Oil, Gas & Consumable Fuels				17,309,922
	Pharmaceuticals – 9.7% (6.8% of Total Investments)
1,924	Auxilium Pharmaceuticals, Inc., Term Loan	6.250%	4/26/17	Ba2	1,964,138
555	BioScrip, Inc., Term Loan B	6.500%	7/31/20	B	552,691
1,882	ConvaTec, Inc., Dollar Term Loan	4.000%	12/22/16	Ba3	1,899,493
796	Generic Drug Holdings, Inc., Term Loan B	5.000%	8/16/20	B1	805,452
1,000	Patheon, Inc., Term Loan B, WI/DD	TBD	TBD	B	1,000,089
2,938	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba3	2,961,723
998	Pharmaceutical Research Associates, Inc., Term Loan B	5.000%	9/23/20	B1	1,003,003
1,938	Quintiles Transnational Corp., Term Loan B3	3.750%	6/08/18	BB	1,946,809
1,000	Salix Pharmaceuticals, LTD., Term Loan	4.250%	1/02/20	Ba1	1,013,875
990	Therakos, Inc., Term Loan, First Lien	7.500%	12/27/17	B	995,367
2,216	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D2	3.750%	2/13/19	BBB–	2,234,519
2,968	Valeant Pharmaceuticals International, Inc., Term Loan E	3.750%	8/05/20	Ba1	2,999,055
19,205	Total Pharmaceuticals				19,376,214
	Real Estate Investment Trust – 2.1% (1.5% of Total Investments)
1,500	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	1,558,125
1,506	iStar Financial, Inc., Term Loan	4.500%	10/15/17	BB–	1,515,966
118	Realogy Corporation, Synthetic Letter of Credit	4.433%	10/10/16	BB	118,295
997	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB+	999,774
4,121	Total Real Estate Investment Trust				4,192,160
	Real Estate Management & Development – 1.8% (1.3% of Total Investments)
1,626	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	1,643,439
1,985	Realogy Corporation, Term Loan B	4.500%	3/05/20	BB	2,003,113
3,611	Total Real Estate Management & Development				3,646,552
	Road & Rail – 0.5% (0.4% of Total Investments)
1,038	Swift Transportation Company, Inc., Term Loan B2	4.000%	12/21/17	BB	1,047,902
	Semiconductors & Equipment – 2.4% (1.7% of Total Investments)
1,985	Freescale Semiconductor, Inc., Term Loan, Tranche B4	5.000%	2/28/20	B1	2,006,711
998	Freescale Semiconductor, Inc., Term Loan, Tranche B5	5.000%	1/15/21	B1	1,011,735
Nuveen Investments

JSD  Nuveen Short Duration Credit Opportunities Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Semiconductors & Equipment (continued)
$796	Microsemi Corporation, Term Loan, First Lien	3.750%	2/19/20	BB+	$799,979
983	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BB+	985,756
4,762	Total Semiconductors & Equipment				4,804,181
	Software – 10.6% (7.4% of Total Investments)
1,696	Attachmate Corporation, Term Loan, First Lien	7.250%	11/22/17	BB–	1,726,807
901	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	911,669
1,000	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	BB–	1,002,847
838	Datatel Parent Corp, Term Loan B	4.500%	7/19/18	B+	847,450
981	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	BB–	985,294
962	Epicor Software Corporation, Term Loan, B2	4.000%	5/16/18	Ba3	969,768
988	Explorer Holdings, Inc., Term Loan	6.000%	5/02/18	B+	993,697
871	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	870,101
3,143	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	Ba3	3,159,042
908	IPC Systems, Inc., Extended Term Loan, Tranche B1, First Lien	7.750%	7/31/17	B1	915,177
3,800	IPC Systems, Inc., Term Loan, Second Lien	5.410%	6/01/15	CCC	3,477,000
2,716	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	2,744,486
794	RedPrairie Corporation, New Term Loan, First Lien	6.000%	12/21/18	B+	802,601
713	Vertafore, Inc., Term Loan, First Lien	4.250%	10/03/19	B+	719,230
1,000	Vertafore, Inc., Term Loan, Second Lien	9.750%	10/29/17	CCC+	1,020,000
21,311	Total Software				21,145,169
	Specialty Retail – 1.1% (0.7% of Total Investments)
1,064	Collective Brands, Inc., Term Loan B	7.250%	10/09/19	B	1,074,542
1,047	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	1,052,473
2,111	Total Specialty Retail				2,127,015
	Wireless Telecommunication Services – 2.5% (1.7% of Total Investments)
662	Clear Channel Communications, Inc., Tranche B, Term Loan	3.810%	1/29/16	CCC+	646,856
2,481	Fairpoint Communications, Inc., Term Loan B	7.500%	2/11/19	B	2,572,230
1,730	Presidio, Inc., New Term Loan	5.750%	3/31/17	Ba3	1,743,669
4,873	Total Wireless Telecommunication Services				4,962,755
$235,101	Total Variable Rate Senior Loan Interests (cost $232,279,599)				236,479,672
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 20.5% (14.4% of Total Investments)
	Commercial Services & Supplies – 0.7% (0.5% of Total Investments)
$500	Ceridian Corporation	11.250%	11/15/15	CCC	$502,500
816	Harland Clarke Holdings	9.500%	5/15/15	B–	818,040
1,316	Total Commercial Services & Supplies				1,320,540
	Distributors – 0.6% (0.4% of Total Investments)
1,000	HD Supply Inc.	11.500%	7/15/20	CCC+	1,185,000
	Diversified Consumer Services – 0.9% (0.6% of Total Investments)
1,650	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	1,732,500
	Diversified Telecommunication Services – 0.8% (0.6% of Total Investments)
750	IntelSat Limited, 144A	7.750%	6/01/21	B–	804,375
300	IntelSat Limited	8.125%	6/01/23	B–	324,750
500	Level 3 Communications Inc.	11.875%	2/01/19	B–	575,000
1,550	Total Diversified Telecommunication Services				1,704,125
	Health Care Equipment & Supplies – 1.6% (1.1% of Total Investments)
2,700	Kinetic Concepts	10.500%	11/01/18	B–	3,105,000

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Health Care Providers & Services – 2.3% (1.7% of Total Investments)
$2,000	HCA Inc.	8.500%	4/15/19	BB+	$2,109,000
1,350	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	1,441,125
1,000	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	1,132,500
4,350	Total Health Care Providers & Services				4,682,625
	Hotels, Restaurants & Leisure – 0.5% (0.4% of Total Investments)
1,000	Harrah's Operating Company, Inc.	11.250%	6/01/17	B–	1,017,500
	Household Products – 0.4% (0.3% of Total Investments)
700	Reynolds Group	9.875%	8/15/19	CCC+	773,500
	Media – 4.2% (2.9% of Total Investments)
500	AMC Networks Inc.	7.750%	7/15/21	BB	561,250
2,048	Clear Channel Communications, Inc., 144A	14.000%	2/01/21	CCC–	1,904,519
3,585	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	3,656,700
1,000	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	1,010,000
600	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	613,500
500	McGraw-Hill Global Education Holdings, 144A	9.750%	4/01/21	BB	543,750
8,233	Total Media				8,289,719
	Oil, Gas & Consumable Fuels – 1.1% (0.8% of Total Investments)
2,000	Chaparral Energy Inc.	9.875%	10/01/20	B–	2,250,000
	Pharmaceuticals – 2.4% (1.7% of Total Investments)
1,000	Jaguar Holding Company I, 144A	9.375%	10/15/17	CCC+	1,055,000
2,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	B1	2,155,000
500	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	B1	545,000
1,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	1,113,750
4,500	Total Pharmaceuticals				4,868,750
	Semiconductors & Equipment – 0.2% (0.1% of Total Investments)
250	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	248,750
166	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	160,190
416	Total Semiconductors & Equipment				408,940
	Software – 1.9% (1.3% of Total Investments)
2,550	Infor Us Inc.	11.500%	7/15/18	B–	2,945,250
750	Infor Us Inc.	9.375%	4/01/19	B–	843,750
3,300	Total Software				3,789,000
	Specialty Retail – 0.3% (0.2% of Total Investments)
500	99 Cents Only Stores	11.000%	12/15/19	CCC+	565,000
	Wireless Telecommunication Services – 2.6% (1.8% of Total Investments)
500	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	533,750
1,250	MetroPCS Wireless Inc., 144A	6.250%	4/01/21	BB	1,298,438
3,000	Sprint Corporation, 144A	7.875%	9/15/23	BB–	3,202,500
75	T-Mobile USA Inc.	6.731%	4/28/22	BB	78,750
75	T-Mobile USA Inc.	6.836%	4/28/23	BB	78,281
4,900	Total Wireless Telecommunication Services				5,191,719
$38,115	Total Corporate Bonds (cost $37,806,273)				40,883,918
	Total Long-Term Investments (cost $270,085,872)				277,363,590

Nuveen Investments

JSD  Nuveen Short Duration Credit Opportunities Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.8% (2.6% of Total Investments)
$7,543	Repurchase Agreement with State Street Bank, dated 1/31/14, repurchase price $7,542,922, collateralized by $7,695,000 U.S. Treasury Notes, 0.125%, due 7/31/14, value $7,695,000	0.000%	2/03/14	$7,542,922
	Total Short-Term Investments (cost $7,542,922)			7,542,922
	Total Investments (cost $277,628,794) – 143.0%			284,906,512
	Borrowings – (42.7)% (6), (7)			(85,000,000)
	Other Assets Less Liabilities – (0.3)% (8)			(729,021)
	Net Assets Applicable to Common Shares – 100%			$199,177,491

Investments in Derivatives as of January 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (8)
Barclays PLC	$17,500,000	Receive	1-Month USD-LIBOR	1.143%	Monthly	9/15/16	$(255,914)
Morgan Stanley	17,500,000	Receive	1-Month USD-LIBOR	0.588	Monthly	9/15/14	(46,868)
Morgan Stanley	17,500,000	Receive	1-Month USD-LIBOR	1.659	Monthly	9/15/18	(211,036)
	$52,500,000						$(513,818)

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protection (9)	Current Credit Spread (10)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation) (8)
Morgan Stanley	Kohl's Corporation	Buy	1.75%	$3,000,000	1.000%	3/20/19	$102,600	$43,893

Nuveen Investments

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

  Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(5)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

(6)  Borrowings as a percentage of Total Investments is 29.8%.

(7)  The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

(8)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(9)  The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(10)  The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

DD1  Portion of investment purchased on a delayed delivery basis.

WI/DD  Purchased on a when-issued or delayed delivery basis.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD  Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

USD-LIBOR  United States Dollar – London Inter-Bank Offered Rate.

    See accompanying notes to financial statements.

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund

Portfolio of Investments  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 136.1% (97.9% of Total Investments)
	VARIABLE RATE SENIOR LOAN INTERESTS – 97.6% (70.2% of Total Investments) (4)
	Aerospace & Defense – 0.1% (0.1% of Total Investments)
$1,482	Hamilton Sundstrand, Term Loan, First Lien	4.000%	12/13/19	B+	$1,491,887
	Airlines – 3.7% (2.7% of Total Investments)
7,463	American Airlines, Inc., Term Loan	3.750%	6/27/19	Ba2	7,534,797
16,830	Delta Air Lines, Inc., Term Loan B1	4.000%	10/18/18	Ba1	16,941,145
27,393	Delta Air Lines, Inc., Term Loan B	3.500%	4/20/17	BB+	27,643,579
51,686	Total Airlines				52,119,521
	Auto Components – 1.5% (1.1% of Total Investments)
4,449	Federal-Mogul Corporation, Tranche B, Term Loan	2.108%	12/29/14	B1	4,426,761
3,070	Federal-Mogul Corporation, Tranche C, Term Loan	2.108%	12/28/15	B1	3,054,716
12,841	Schaeffler AG, Term Loan C	4.250%	1/27/17	Ba2	12,966,688
107	Tomkins, LLC / Tomkins, Inc., Term Loan B2	3.750%	9/29/16	BB	107,414
20,467	Total Auto Components				20,555,579
	Automobiles – 1.9% (1.3% of Total Investments)
25,764	Chrysler Group LLC, Term Loan B	3.500%	5/24/17	Ba1	25,938,599
	Biotechnology – 0.4% (0.3% of Total Investments)
5,646	Grifols, Inc., Term Loan	4.250%	6/01/17	Ba1	5,697,299
	Capital Markets – 0.3% (0.2% of Total Investments)
4,383	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	4,422,726
	Chemicals – 3.4% (2.4% of Total Investments)
13,628	Ineos US Finance LLC, Term Loan, First Lien	4.000%	5/04/18	BB–	13,719,444
25,294	Univar, Inc., Term Loan	5.000%	6/30/17	B+	25,187,868
7,928	US Coatings Acquisition, Term Loan B	4.000%	2/01/20	B+	8,008,487
46,850	Total Chemicals				46,915,799
	Commercial Services & Supplies – 0.8% (0.6% of Total Investments)
9,583	Aramark Corporation, Term Loan, Tranche D	4.000%	9/09/19	BBB–	9,655,160
1,721	CCS Income Trust, Term Loan, First Lien	6.250%	5/12/18	B–	1,737,615
11,304	Total Commercial Services & Supplies				11,392,775
	Communications Equipment – 1.4% (1.0% of Total Investments)
3,960	Alcatel-Lucent, Inc., Term Loan C	5.750%	1/30/19	B+	4,004,550
15,047	Telesat Canada Inc., Term Loan B	3.500%	3/28/19	BB–	15,138,520
19,007	Total Communications Equipment				19,143,070
	Computers & Peripherals – 1.9% (1.3% of Total Investments)
25,935	Dell, Inc., Term Loan B	4.500%	4/29/20	BB+	25,855,302
	Distributors – 1.5% (1.1% of Total Investments)
20,685	HD Supply, Inc., Term Loan B	4.500%	10/12/17	B+	20,864,504
	Diversified Consumer Services – 6.0% (4.3% of Total Investments)
15,777	Cengage Learning Acquisitions, Inc., Term Loan, (5)	4.750%	7/03/14	D	14,488,567
9,978	Ceridian Corporation, New Replacement Term Loan	4.408%	8/14/15	B1	10,047,597
31,579	Hilton Hotels Corporation, Term Loan B2	3.750%	10/25/20	BB	31,840,832
27,725	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B1	27,656,152
85,059	Total Diversified Consumer Services				84,033,148

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Diversified Financial Services – 2.4% (1.8% of Total Investments)
$3,970	Ocwen Financial Corporation, Term Loan B	5.000%	2/15/18	B+	$4,018,386
9,135	RPI Finance Trust, Term Loan B3	3.250%	11/09/18	Baa2	9,203,793
20,843	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	B1	21,036,398
33,948	Total Diversified Financial Services				34,258,577
	Diversified Other – 0.4% (0.3% of Total Investments)
5,985	Rexnord LLC, Term Loan B	4.000%	8/21/20	B+	6,026,560
	Diversified Telecommunication Services – 1.5% (1.1% of Total Investments)
20,440	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.750%	6/30/19	BB–	20,626,507
	Food & Staples Retailing – 2.6% (1.9% of Total Investments)
8,129	Albertson's LLC, Term Loan B1	4.250%	3/21/16	BB–	8,203,978
5,304	Albertson's LLC, Term Loan B2	4.750%	3/21/19	BB–	5,367,757
13,000	BJ's Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	13,141,349
7,500	BJ's Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/31/20	CCC	7,725,780
1,978	Supervalu, Inc., New Term Loan B	5.000%	3/21/19	B+	1,991,024
35,911	Total Food & Staples Retailing				36,429,888
	Food Products – 4.6% (3.3% of Total Investments)
990	AdvancePierre Foods, Inc., Term Loan, First Lien	5.750%	7/10/17	B1	992,888
3,116	AdvancePierre Foods, Inc., Term Loan, Second Lien	9.500%	10/10/17	CCC+	3,045,890
1,986	Del Monte Foods Company, Term Loan B	4.000%	3/01/18	B1	1,999,018
33,134	H.J Heinz Company, Term Loan B2	3.500%	6/05/20	BB	33,511,815
1,374	NPC International, Inc., Term Loan B	4.000%	12/28/18	Ba3	1,390,654
22,846	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	23,099,231
63,446	Total Food Products				64,039,496
	Health Care Equipment & Supplies – 5.4% (3.9% of Total Investments)
11,498	Hologic, Inc., Refinancing Term Loan, Tranche B	3.750%	8/01/19	BBB–	11,602,465
10,816	Kinetic Concepts, Inc., Term Loan D1	4.000%	5/04/18	BB–	10,927,999
7,800	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	7,930,783
12,000	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	12,279,996
32,671	United Surgical Partners International, Inc., Incremental Term Loan	4.750%	4/03/19	B1	32,967,545
74,785	Total Health Care Equipment & Supplies				75,708,788
	Health Care Providers & Services – 4.4% (3.1% of Total Investments)
11,184	Community Health Systems, Inc., Term Loan D, DD1	4.250%	1/27/21	BB	11,313,404
444	Community Health Systems, Inc., Term Loan E	3.487%	1/25/17	BB	447,329
13,860	DaVita, Inc., New Term Loan B2	4.000%	11/01/19	Ba2	13,992,765
24,614	Golden Living, Term Loan	5.000%	5/04/18	B	24,250,965
370	HCA, Inc., Tranche B5, Term Loan	2.910%	3/31/17	BB	371,314
7,611	National Mentor Holdings, Inc., Term Loan B, WI/DD	TBD	TBD	B1	7,682,200
2,671	Select Medical Corporation, Term Loan B	4.003%	6/01/18	Ba2	2,690,102
60,754	Total Health Care Providers & Services				60,748,079
	Hotels, Restaurants & Leisure – 5.6% (4.0% of Total Investments)
2,939	24 Hour Fitness Worldwide, Inc., Term Loan B	5.250%	4/22/16	Ba3	2,975,884
33,499	Caesars Entertainment Operating Company, Inc., Term Loan B6	5.489%	1/28/18	B–	32,284,820
1,893	CCM Merger, Inc., Term Loan	5.000%	3/01/17	B+	1,916,775
9,824	Landry's Restaurants, Inc., Term Loan B	4.000%	4/24/18	BB–	9,934,260
3,450	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	3,458,083
9,000	Scientific Games Corporation, Term Loan B	4.250%	10/18/20	Ba2	9,055,449
17,865	Station Casino LLC, Term Loan B	5.000%	3/02/20	B	18,079,380
78,470	Total Hotels, Restaurants & Leisure				77,704,651
	Household Durables – 2.6% (1.9% of Total Investments)
22,599	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien	4.000%	12/01/18	B+	22,892,486
13,090	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	B+	13,218,444
35,689	Total Household Durables				36,110,930

Nuveen Investments

JQC  Nuveen Credit Strategies Income Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Insurance – 1.4% (1.0% of Total Investments)
$10,973	Hub International Holdings, Inc., Term Loan B	4.750%	10/02/20	B1	$11,123,319
7,920	USI Holdings Corporation, Initial Term Loan	4.250%	12/27/19	B1	7,979,551
18,893	Total Insurance				19,102,870
	Internet & Catalog Retail – 0.6% (0.4% of Total Investments)
7,971	Burlington Coat Factory Warehouse Corporation, Term Loan B2	4.250%	2/16/17	BB–	8,057,210
	Internet Software & Services – 1.9% (1.4% of Total Investments)
26,730	Sabre, Inc., Term Loan B	5.250%	2/19/19	B1	26,958,328
	IT Services – 1.4% (1.0% of Total Investments)
3,500	First Data Corporation, Extended Term Loan	4.158%	3/23/18	B+	3,516,188
5,091	SRA International, Term Loan	6.500%	7/20/18	B1	5,075,941
5,459	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	5,492,840
5,836	Zayo Group LLC, Term Loan B	4.000%	7/02/19	B1	5,879,471
19,886	Total IT Services				19,964,440
	Leisure Equipment & Products – 0.5% (0.4% of Total Investments)
7,543	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	B+	7,599,429
	Machinery – 0.1% (0.0% of Total Investments)
848	Gardner Denver, Inc., Term Loan	4.250%	7/30/20	B1	847,972
	Media – 9.2% (6.6% of Total Investments)
8,288	Acquisitions Cogeco Cable II L.P., Term Loan B	3.250%	11/30/19	BB	8,305,390
10,985	Cengage Learning Acquisitions, Inc., Tranche B, Extended Term Loan, (5)	7.750%	7/04/17	D	10,072,095
567	Charter Communications Operating Holdings LLC, Term Loan F	3.000%	12/31/20	Baa3	565,417
3,535	Clear Channel Communications, Inc., Tranche D, Term Loan	6.910%	1/30/19	CCC+	3,437,843
1,358	Clear Channel Communications, Inc.,Term Loan E	7.660%	7/30/19	CCC+	1,353,544
36,000	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	36,422,819
32,860	EMI Music Publishing LLC, Term Loan B	4.250%	6/29/18	BB–	33,105,973
5,985	Springer Science & Business Media, Inc., Term Loan	5.000%	8/14/20	B	6,024,280
18,858	Tribune Company, Term Loan B	4.000%	12/27/20	BB–	18,869,285
4,346	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	4,374,947
6,000	UPC Broadband Holding BV, Term Loan AF	4.000%	1/31/21	BB–	6,043,752
128,782	Total Media				128,575,345
	Multiline Retail – 1.3% (1.0% of Total Investments)
18,000	Hudson's Bay Company, Term Loan B, First Lien	4.750%	11/04/20	BB	18,292,446
	Multi-Utilities – 0.7% (0.5% of Total Investments)
9,900	ADS Waste Holdings, Inc., Term Loan B	4.250%	8/05/19	B+	9,968,835
	Oil, Gas & Consumable Fuels – 3.5% (2.5% of Total Investments)
4,519	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B	4,646,087
9,950	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	10,198,750
3,741	Fieldwood Energy LLC, Term Loan, First Lien	3.875%	9/28/18	Ba2	3,767,513
10,000	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	10,292,860
4,672	Offshore Group Investment Limited, Term Loan B	5.000%	10/25/17	B–	4,708,336
2,917	Samson Investment Company, Tranche 1, Term Loan, Second Lien	5.000%	9/25/18	B1	2,950,208
11,910	Vantage Drilling Company, Term Loan B	5.750%	3/28/19	B–	12,118,425
47,709	Total Oil, Gas & Consumable Fuels				48,682,179
	Personal Products – 0.0% (0.0% of Total Investments)
732	Prestige Brands, Inc., Term Loan B1	3.792%	1/31/19	BB	738,356
	Pharmaceuticals – 6.5% (4.7% of Total Investments)
34,798	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba3	35,074,262
12,810	Quintiles Transnational Corp., Term Loan B3	3.750%	6/08/18	BB	12,862,411

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Pharmaceuticals (continued)
$11,500	Salix Pharmaceuticals, LTD., Term Loan	4.250%	1/02/20	Ba1	$11,659,562
9,875	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan C2	3.750%	12/11/19	BBB–	9,955,195
1,481	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D2	3.750%	2/13/19	BBB–	1,493,413
19,336	Valeant Pharmaceuticals International, Inc., Term Loan E	3.750%	8/05/20	Ba1	19,541,742
89,800	Total Pharmaceuticals				90,586,585
	Real Estate Investment Trust – 2.9% (2.1% of Total Investments)
31,832	iStar Financial, Inc., Term Loan, Tranche A2, First Lien	7.000%	3/19/17	BB–	32,927,582
7,532	iStar Financial, Inc., Term Loan	4.500%	10/15/17	BB–	7,579,830
39,364	Total Real Estate Investment Trust				40,507,412
	Real Estate Management & Development – 2.6% (1.9% of Total Investments)
22,263	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	22,501,486
13,399	Realogy Corporation, Term Loan B	4.500%	3/05/20	BB	13,521,014
35,662	Total Real Estate Management & Development				36,022,500
	Semiconductors & Equipment – 1.6% (1.1% of Total Investments)
20,843	Freescale Semiconductor, Inc., Term Loan, Tranche B4	5.000%	2/28/20	B1	21,070,475
973	NXP Semiconductor LLC, Term Loan	4.500%	3/03/17	Ba3	987,239
21,816	Total Semiconductors & Equipment				22,057,714
	Software – 9.7% (7.0% of Total Investments)
4,489	Activision Blizzard, Inc., Term Loan B	3.250%	10/12/20	BBB	4,533,938
5,856	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	5,925,847
4,000	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	BB–	4,011,388
29,891	Datatel Parent Corp, Term Loan B	4.500%	7/19/18	B+	30,235,258
17,322	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	BB–	17,405,136
20,434	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	Ba3	20,533,775
790	IPC Systems, Inc., Extended Term Loan, Tranche B1, First Lien	7.750%	7/31/17	B1	795,666
6,365	IPC Systems, Inc., Term Loan, Second Lien	5.410%	6/01/15	CCC	5,824,235
15,125	Kronos Incorporated, Initial Term Loan, Second Lien	9.750%	4/30/20	CCC+	15,679,495
15,000	Misys PLC, Term Loan, Second Lien	12.000%	6/12/19	Caa1	17,312,505
2,382	RedPrairie Corporation, New Term Loan, First Lien	6.000%	12/21/18	B+	2,407,804
10,000	Vertafore, Inc., Term Loan, Second Lien	9.750%	10/29/17	CCC+	10,200,000
131,654	Total Software				134,865,047
	Specialty Retail – 0.3% (0.2% of Total Investments)
1,746	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	1,755,671
2,899	Michaels Stores, Inc. Term Loan, First Lien	3.750%	1/28/20	BB–	2,917,599
4,645	Total Specialty Retail				4,673,270
	Wireless Telecommunication Services – 1.0% (0.7% of Total Investments)
1,505	Clear Channel Communications, Inc., Tranche B, Term Loan	3.810%	1/29/16	CCC+	1,470,304
10,448	Cricket Communications, Inc., Term Loan C	4.750%	3/08/20	Ba3	10,482,020
1,481	IPC Systems, Inc., Term Loan, Tranche C, First Lien	7.750%	7/31/17	B1	1,492,359
13,434	Total Wireless Telecommunication Services				13,444,683
$1,351,065	Total Variable Rate Senior Loan Interests (cost $1,338,816,455)				1,361,028,306
Shares	Description (1)				Value
	COMMON STOCKS – 8.2% (5.9% of Total Investments)
	Aerospace & Defense – 0.2% (0.2% of Total Investments)
5,830	BE Aerospace Inc., (6)				$463,310
6,870	Boeing Company				860,535
6,023	GenCorp Inc., (6)				102,511
6,570	Honeywell International Inc.				599,381
6,940	United Technologies Corporation				791,299
	Total Aerospace & Defense				2,817,036

Nuveen Investments

JQC  Nuveen Credit Strategies Income Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Shares	Description (1)	Value
	Air Freight & Logistics – 0.0% (0.0% of Total Investments)
2,860	United Parcel Service, Inc., Class B	$272,358
	Airlines – 0.0% (0.0% of Total Investments)
13,170	Ryanair Holdings PLC, Sponsored ADR, (6)	622,283
	Auto Components – 0.0% (0.0% of Total Investments)
8,820	Delphi Automotive PLC	537,050
	Automobiles – 0.2% (0.1% of Total Investments)
13,770	BMW, Bayerische Motoren Werke AG, Unsponsored ADR, (8)	498,887
16,150	General Motors Company, (6)	582,692
17,440	Honda Motor Company Limited, Sponsored ADR	654,174
5,750	Toyota Motor Corporation, Sponsored ADR	659,870
1,674	Winnebago Industries Inc., (6)	40,109
	Total Automobiles	2,435,732
	Beverages – 0.2% (0.2% of Total Investments)
11,780	Coca Cola Enterprises Inc.	509,956
1,620	Coca Cola Femsa SAB de CV, Sponsored ADR	172,109
15,290	Coca-Cola Company	578,268
2,798	Crimson Wine Group Limited, (6)	22,972
2,590	Diageo PLC, Sponsored ADR	310,930
12,630	PepsiCo, Inc.	1,014,947
20,550	Treasury Wine Estates Limited, ADR, (8)	66,171
	Total Beverages	2,675,353
	Biotechnology – 0.3% (0.2% of Total Investments)
2,120	Alexion Pharmaceuticals Inc., (6)	336,508
8,140	Amgen Inc.	968,253
2,680	Biogen Idec Inc., (6)	837,875
3,590	Celgene Corporation, (6)	545,429
643	Enanta Pharmaceuticals Inc., (6)	23,521
12,690	Gilead Sciences, Inc., (6)	1,023,448
2,050	Vertex Pharmaceuticals Inc., (6)	162,032
	Total Biotechnology	3,897,066
	Building Products – 0.1% (0.1% of Total Investments)
6,400	Allegion PLC, (6)	315,840
15,227	Masonite International Corporation, (6)	837,485
1,338	Trex Company Inc., (6)	94,102
	Total Building Products	1,247,427
	Capital Markets – 0.2% (0.1% of Total Investments)
3,760	Affiliated Managers Group Inc., (6)	749,142
3,370	Ameriprise Financial, Inc.	356,007
10,380	Charles Schwab Corporation	257,632
6,180	Credit Suisse Group, Sponsored ADR	186,327
6,380	Deutsche Bank AG	307,387
1,357	Greenhill & Co Inc.	70,496
3,623	Manning & Napier Inc.	60,685
2,368	RCS Capital Corporation	50,344
14,560	UBS AG	289,306
470	Virtus Investment Partners Inc., (6)	85,662
	Total Capital Markets	2,412,988
	Chemicals – 0.3% (0.2% of Total Investments)
1,600	BASF AG, Sponsored ADR, (8)	171,728
19,800	LyondellBasell Industries NV	1,559,447

Nuveen Investments

Shares	Description (1)	Value
	Chemicals (continued)
7,280	Methanex Corporation	$436,218
1,909	Minerals Technologies Inc.	98,657
3,300	Monsanto Company	351,615
3,150	PPG Industries, Inc.	574,434
3,390	Syngenta AG, ADR	240,114
5,259	Westlake Chemical Corporation	639,179
3,270	WR Grace & Company, (6)	308,426
	Total Chemicals	4,379,818
	Commercial Banks – 0.3% (0.2% of Total Investments)
9,780	Australia and New Zealand Banking Group Limited, Sponsored ADR, (8)	257,410
16,460	Banco Itau Holdings Financeira, S.A., Sponsored ADR	201,470
4,390	Bank of Montreal	268,141
2,848	Banner Corporation	104,892
5,063	BBCN Bancorp Inc.	76,198
13,960	BNP Paribas SA, ADR, (8)	542,625
7,780	HSBC Holdings PLC, Sponsored ADR	400,591
35,510	Mitsubishi UFJ Financial Group, Inc., ADR	214,480
28,730	Mizuho Financial Group, ADR	122,102
14,760	National Australia Bank Limited, Sponsored ADR, (8)	212,692
3,869	Pacwest Bancorp.	155,186
17,160	Societe Generale, Sponsored ADR, (8)	194,594
45,780	Sumitomo Mitsui Financial Group, Sponsored ADR	426,670
2,010	Toronto-Dominion Bank	173,765
1,735	Trico Bancshares	42,959
5,666	United Community Banks, Inc., (6)	94,509
1,471	Wintrust Financial Corporation	64,474
	Total Commercial Banks	3,552,758
	Commercial Services & Supplies – 0.0% (0.0% of Total Investments)
6,095	CECO Environmental Corporation	94,716
6,540	Clean Harbors, Inc., (6)	366,763
1,990	G&K Services, Inc.	111,221
	Total Commercial Services & Supplies	572,700
	Communications Equipment – 0.1% (0.1% of Total Investments)
3,818	CommScope Holding Company Inc., (6)	68,457
3,210	F5 Networks, Inc., (6)	343,470
12,400	QUALCOMM, Inc.	920,328
	Total Communications Equipment	1,332,255
	Computers & Peripherals – 0.2% (0.2% of Total Investments)
5,790	Apple, Inc.	2,898,474
3,110	SanDisk Corporation	216,301
	Total Computers & Peripherals	3,114,775
	Consumer Finance – 0.0% (0.0% of Total Investments)
12,520	Discover Financial Services	671,698
	Containers & Packaging – 0.0% (0.0% of Total Investments)
2,786	Myers Industries, Inc.	53,352
10,870	Owens-Illinois, Inc., (6)	348,275
3,830	Packaging Corp. of America	247,418
	Total Containers & Packaging	649,045
	Diversified Consumer Services – 0.0% (0.0% of Total Investments)
1,063	Ascent Media Corporation, (6)	76,058

Nuveen Investments

JQC  Nuveen Credit Strategies Income Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Shares	Description (1)	Value
	Diversified Financial Services – 0.1% (0.1% of Total Investments)
33,910	ING Groep N.V, Sponsored ADR, (6)	$447,951
3,010	IntercontinentalExchange Group Inc.	628,458
7,320	Moody's Corporation	545,926
	Total Diversified Financial Services	1,622,335
	Diversified Telecommunication Services – 0.1% (0.1% of Total Investments)
7,180	BT Group PLC, Sponsored ADR	452,699
4,750	Chorus Limited, ADR, (8)	26,891
23,740	Telecom Corporation of New Zealand Ltd, Sponsored ADR, (8)	223,868
4,010	Telefonica Brasil SA, ADR	76,190
17,300	Verizon Communications Inc.	830,746
	Total Diversified Telecommunication Services	1,610,394
	Electric Utilities – 0.0% (0.0% of Total Investments)
2,052	El Paso Electric Company	74,754
3,451	Portland General Electric Company	104,151
	Total Electric Utilities	178,905
	Electrical Equipment – 0.2% (0.2% of Total Investments)
24,940	ABB Limited, Sponsored ADR	619,510
9,690	Ametek Inc.	478,880
2,358	Generac Holdings Inc.	113,491
19,550	Nidec Corporation, ADR	544,077
5,370	Rockwell Automation, Inc.	616,691
15,160	Sensata Technologies Holdings, (6)	567,590
2,695	Thermon Group Holdings Inc., (6)	72,981
	Total Electrical Equipment	3,013,220
	Electronic Equipment & Instruments – 0.0% (0.0% of Total Investments)
2,634	Newport Corporation, (6)	47,781
1,532	SYNNEX Corporation, (6)	86,022
2,664	Vishay Precision Group Inc., (6)	37,935
	Total Electronic Equipment & Instruments	171,738
	Energy Equipment & Services – 0.2% (0.1% of Total Investments)
1,827	ERA Group Incorporated, (6)	53,513
9,390	Halliburton Company	460,204
2,520	Oceaneering International Inc.	171,738
12,970	RPC Inc.	220,879
12,290	Schlumberger Limited	1,076,235
16,160	Subsea 7 SA, Sponsored ADR, (8)	278,760
	Total Energy Equipment & Services	2,261,329
	Food & Staples Retailing – 0.2% (0.1% of Total Investments)
9,290	Costco Wholesale Corporation	1,043,824
9,180	Koninklijke Ahold NV, Sponsored ADR, (8)	153,122
5,630	Walgreen Co.	322,881
4,010	Wal-Mart Stores, Inc.	299,467
9,560	Whole Foods Market, Inc.	499,606
	Total Food & Staples Retailing	2,318,900
	Food Products – 0.3% (0.2% of Total Investments)
3,389	Dean Foods Company, (6)	53,546
7,610	General Mills, Inc.	365,432
6,610	Hershey Foods Corporation	657,034
7,700	Kraft Foods Inc.	403,095
3,830	Mead Johnson Nutrition Company, Class A Shares	294,489
9,970	Nestle S.A., Sponsored ADR, (8)	724,321

Nuveen Investments

Shares	Description (1)	Value
	Food Products (continued)
13,170	Unilever PLC, Sponsored ADR	$508,494
25,731	WhiteWave Foods Company, (6)	622,948
	Total Food Products	3,629,359
	Health Care Equipment & Supplies – 0.1% (0.1% of Total Investments)
14,520	Baxter International, Inc.	991,716
2,850	Becton, Dickinson and Company	308,142
2,400	DexCom, Inc., (6)	97,104
2,725	Veracyte Inc., (6)	39,921
	Total Health Care Equipment & Supplies	1,436,883
	Health Care Providers & Services – 0.2% (0.2% of Total Investments)
1,306	AmSurg Corporation, (6)	54,526
7,371	Bioscrip, Inc., (6)	62,727
1,868	Capital Senior Living Corporation, (6)	41,974
6,120	Express Scripts, Holding Company, (6)	457,103
12,290	Fresenius Medical Care AG, ADR	433,714
9,400	HCA Holdings Inc., (6)	472,538
6,720	McKesson HBOC Inc.	1,172,035
1,448	Owens and Minor Inc.	50,159
10,760	Select Medical Corporation	116,208
2,970	Surgical Care Affiliates Inc., (6)	95,307
2,195	Team Health Holdings Inc., (6)	94,736
11,627	Universal American Corporation	81,970
1,562	Wellcare Health Plans Inc., (6)	101,702
	Total Health Care Providers & Services	3,234,699
	Hotels, Restaurants & Leisure – 0.2% (0.1% of Total Investments)
2,072	Cheesecake Factory Inc.	92,287
8,070	Dunkin Brands Group Inc.	375,497
10,200	Marriott International, Inc., Class A	502,860
4,431	Penn National Gaming, Inc., (6)	51,976
11,960	Starbucks Corporation	850,595
6,820	Wyndham Worldwide Corporation	483,811
	Total Hotels, Restaurants & Leisure	2,357,026
	Household Durables – 0.1% (0.1% of Total Investments)
14,938	Brookfield Residential Properties Inc., (6)	337,898
22,740	Sekisui House, Ltd., Sponsored ADR, (8)	313,812
4,660	Whirlpool Corporation	621,178
	Total Household Durables	1,272,888
	Household Products – 0.1% (0.1% of Total Investments)
12,950	Colgate-Palmolive Company	792,929
	Industrial Conglomerates – 0.0% (0.0% of Total Investments)
6,250	Carlisle Companies Inc.	465,813
	Insurance – 0.3% (0.2% of Total Investments)
13,570	Allianz S.E., ADR, (8)	226,076
6,084	American Equity Investment Life Holding Company	133,544
1,950	Argo Group International Holdings Inc.	87,731
24,540	AXA-UAP, Sponsored ADR, (8)	645,646
3,747	Fidelity & Guaranty Life, (6)	73,891
10,130	Hanover Insurance Group Inc.	562,519
4,654	Hilltop Holdings Inc., (6)	110,719
14,160	Muenchener Ruekversicherung-Gesellschaft AG (MunichRe), Unsponsored ADR, (8)	293,112
2,798	Primerica Inc.	117,880
Nuveen Investments

JQC  Nuveen Credit Strategies Income Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Shares	Description (1)	Value
	Insurance (continued)
14,960	Prudential Corporation PLC, ADR	$603,786
5,190	Prudential Financial, Inc.	437,984
9,780	XL Capital Ltd, Class A	281,077
	Total Insurance	3,573,965
	Internet & Catalog Retail – 0.2% (0.1% of Total Investments)
4,040	Amazon.com, Inc., (6)	1,449,108
850	priceline.com Incorporated, (6)	973,157
	Total Internet & Catalog Retail	2,422,265
	Internet Software & Services – 0.4% (0.3% of Total Investments)
1,780	Equinix Inc., (6)	329,656
15,380	Facebook Inc., Class A Shares, (6)	962,327
2,740	Google Inc., Class A, (6)	3,235,858
1,820	LinkedIn Corporation, Class A Shares, (6)	391,682
4,590	Tencent Holdings Limited, Unsponsored ADR, (8)	317,399
5,190	Yandex NV, Class A Shares, (6)	190,733
	Total Internet Software & Services	5,427,655
	IT Services – 0.3% (0.2% of Total Investments)
2,500	Alliance Data Systems Corporation, (6)	599,150
2,552	Cardtronics Inc., (6)	98,303
1,980	Cognizant Technology Solutions Corporation, Class A, (6)	191,902
2,338	CSG Systems International Inc.	70,046
4,584	Evertec Inc.	110,612
4,290	Gartner Inc., (6)	301,716
4,280	International Business Machines Corporation (IBM)	756,190
14,200	MasterCard, Inc.	1,074,656
3,174	VeriFone Holdings Inc., (6)	92,078
5,060	Visa Inc.	1,090,076
612	WEX Inc., (6)	50,404
	Total IT Services	4,435,133
	Leisure Equipment & Products – 0.0% (0.0% of Total Investments)
990	Brunswick Corporation	41,045
	Life Sciences Tools & Services – 0.0% (0.0% of Total Investments)
7,780	WuXi PharmaTech Inc., ADR, (6)	271,522
	Machinery – 0.2% (0.2% of Total Investments)
2,276	Actuant Corporation	77,885
3,563	Barnes Group Inc.	133,399
11,180	Donaldson Company, Inc.	461,287
13,770	Fanuc Limited, Unsponsored ADR, (8)	385,560
3,240	IDEX Corporation	233,312
6,270	Ingersoll Rand Company Limited, Class A	368,613
2,451	John Bean Technologies Corporation	75,662
9,970	Komatsu, Ltd., Sponsored ADR, (8)	210,866
6,870	Lincoln Electric Holdings Inc.	475,404
8,770	Meritor Inc., (6)	96,295
8,799	Mueller Water Products Inc.	76,375
2,083	Sun Hydraulics Corporation	76,134
7,340	Wabtec Corporation	541,765
	Total Machinery	3,212,557
	Media – 0.5% (0.4% of Total Investments)
12,590	Cinemark Holdings Inc.	369,013
22,940	Comcast Corporation, Class A	1,249,083

Nuveen Investments

Shares	Description (1)	Value
	Media (continued)
12,393	Cumulus Media, Inc., (6)	$82,909
4,000	DirecTV, (6)	277,720
5,570	Scripps Networks Interactive, Class A Shares	403,936
3,920	Starz, Class A, (6)	109,682
4,040	Time Warner Cable, Class A	538,411
22,352	Tribune Company, (6)	1,665,224
17,987	Tribune Company, (6), (7)	–
10,320	Viacom Inc., Class B	847,272
10,990	Walt Disney Company	797,984
6,780	WPP Group PLC, Sponsored ADR	711,019
	Total Media	7,052,253
	Metals & Mining – 0.1% (0.1% of Total Investments)
800	BHP Billiton PLC, ADR	47,168
4,390	BHP Billiton PLC, ADR	280,741
7,380	Rio Tinto PLC, Sponsored ADR	392,247
11,010	Sesa Goa Limited, ADR	133,001
4,386	SunCoke Energy Inc., (6)	97,281
	Total Metals & Mining	950,438
	Multiline Retail – 0.0% (0.0% of Total Investments)
10,370	Macy's, Inc.	551,684
	Multi-Utilities – 0.0% (0.0% of Total Investments)
5,980	E.ON A.G, Sponsored ADR, (8)	108,716
7,580	Veolia Environment S.A., ADR	118,779
	Total Multi-Utilities	227,495
	Oil, Gas & Consumable Fuels – 0.3% (0.2% of Total Investments)
12,370	BG PLC., Sponsored ADR, (8)	207,940
3,590	BP PLC, Sponsored ADR	168,335
1,664	Carrizo Oil & Gas, Inc., (6)	68,390
2,613	Crosstex Energy, Inc.	97,988
3,840	DHT Maritime Inc.	31,526
2,674	Energy XXI Limited Bermuda	61,368
1,890	EOG Resources, Inc.	312,304
4,280	EQT Corporation	397,227
1,960	Oasis Petroleum Inc., (6)	81,948
1,053	Par Petroleum Corporation, (6)	23,598
2,000	Pioneer Natural Resources Company	338,640
11,230	Repsol SA, Sponsored ADR, (8)	263,568
7,980	Royal Dutch Shell PLC, Class B, ADR	581,183
1,592	SemGroup Corporation, A Shares	98,322
6,250	SM Energy Company	517,250
6,980	StatoilHydro ASA, Sponsored ADR	165,496
1,036	Targa Resources Corporation	93,540
6,900	Total SA, Sponsored ADR	394,473
	Total Oil, Gas & Consumable Fuels	3,903,096
	Paper & Forest Products – 0.0% (0.0% of Total Investments)
1,000	Clearwater Paper Corporation, (6)	56,950
4,012	KapStone Paper and Packaging Corp., (6)	112,216
	Total Paper & Forest Products	169,166
	Personal Products – 0.0% (0.0% of Total Investments)
6,980	L'Oreal, Unsponsored ADR, (8)	229,921

Nuveen Investments

JQC  Nuveen Credit Strategies Income Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Shares	Description (1)	Value
	Pharmaceuticals – 0.5% (0.3% of Total Investments)
13,530	AbbVie Inc.	$666,082
6,170	Actavis Inc., (6)	1,166,007
6,129	Allergan, Inc.	702,383
6,920	AstraZeneca PLC, Sponsored ADR	439,420
2,990	Bayer AG, Sponsored ADR, (8)	394,677
11,950	Bristol-Myers Squibb Company	597,142
306	Jazz Pharmaceuticals, Inc., (6)	46,408
934	Mallinckrodt PLC, (6)	54,013
1,657	Medicines Company, (6)	57,597
6,180	Novartis AG, Sponsored ADR	488,653
11,350	Novo-Nordisk A/S, Sponsored ADR	450,255
4,126	Prestige Brands Holdings Inc., (6)	124,853
10,270	Sanofi-Aventis, ADR	502,203
2,590	Shire plc, ADR	387,516
5,590	Teva Pharmaceutical Industries Limited, Sponsored ADR	249,482
	Total Pharmaceuticals	6,326,691
	Real Estate Investment Trust – 0.1% (0.0% of Total Investments)
3,430	Chesapeake Lodging Trust	83,521
10,560	Corrections Corporation of America	354,499
2,817	CyrusOne Inc.	60,875
5,010	DiamondRock Hospitality Company	58,016
6,115	iStar Financial Inc., (6)	94,293
15,711	New Residential Investment	99,765
	Total Real Estate Investment Trust	750,969
	Real Estate Management & Development – 0.0% (0.0% of Total Investments)
4,149	Altisource Portfolio Solutions SA, (6)	542,440
3,288	Forestar Real Estate Group Inc., (6)	65,760
	Total Real Estate Management & Development	608,200
	Road & Rail – 0.1% (0.1% of Total Investments)
20,950	East Japan Railway Company, Unsponsored ADR, (8)	261,297
897	Genesee & Wyoming Inc., (6)	81,035
3,110	Kansas City Southern Industries	328,385
7,420	Union Pacific Corporation	1,292,861
	Total Road & Rail	1,963,578
	Semiconductors & Equipment – 0.2% (0.1% of Total Investments)
6,600	ASML Holding NV	558,557
9,130	Avago Technologies Limited	498,862
15,360	Intel Corporation	376,934
8,380	NXP Semiconductors NV, (6)	405,173
4,889	Rudolph Technologies, (6)	53,730
10,372	Silicon Image, Inc., (6)	57,979
6,452	Spansion Inc., Class A, (6)	96,780
9,150	Xilinx, Inc.	424,743
	Total Semiconductors & Equipment	2,472,758
	Software – 0.5% (0.3% of Total Investments)
2,726	Allot Communications, Limited, (6)	43,671
32,530	Cadence Design Systems, Inc., (6)	459,324
5,790	Check Point Software Technology Limited, (6)	378,840
2,062	Comverse Incorporated, (6)	74,314
33,520	Giant Interactive Group, Inc., ADR	369,055
4,584	Manhattan Associates Inc., (6)	154,572
2,613	Mentor Graphics Corporation	54,350
66,560	Microsoft Corporation	2,519,296
32,050	Oracle Corporation	1,182,645

Nuveen Investments

Shares	Description (1)	Value
	Software (continued)
3,072	Parametric Technology Corporation, (6)	$109,609
11,310	Salesforce.com, Inc., (6)	684,594
4,080	VMware Inc., (6)	367,771
1,740	Workday Inc., Class A, (6)	155,800
	Total Software	6,553,841
	Specialty Retail – 0.2% (0.1% of Total Investments)
2,664	CST Brands Inc.	85,062
16,070	Home Depot, Inc.	1,234,980
2,032	Kirkland's, Inc., (6)	38,263
2,072	Lithia Motors Inc.	116,633
4,740	O'Reilly Automotive Inc., (6)	620,845
3,859	Zale Corporation, (6)	58,348
	Total Specialty Retail	2,154,131
	Textiles, Apparel & Luxury Goods – 0.2% (0.1% of Total Investments)
2,093	Fifth & Pacific Companies Inc., (6)	60,069
6,180	LVMH Moet Hennessy, Unsponsored ADR, (8)	219,699
6,800	Michael Kors Holdings Limited, (6)	543,522
1,817	Movado Group Inc.	68,592
8,560	Nike, Inc., Class B	623,596
2,470	Ralph Lauren Corporation	387,518
8,930	VF Corporation	521,959
2,757	Wolverine World Wide Inc.	76,920
	Total Textiles Apparel & Luxury Goods	2,501,875
	Thrifts & Mortgage Finance – 0.0% (0.0% of Total Investments)
2,307	First Defiance Financial Corporation	59,336
1,817	Ocwen Financial Corporation, (6)	80,202
3,644	Oritani Financial Corporation	57,357
5,900	PennyMac Financial Services Inc., (6)	100,182
	Total Thrifts & Mortgage Finance	297,077
	Tobacco – 0.1% (0.1% of Total Investments)
2,130	British American Tobacco PLC, Sponsored ADR	204,459
7,880	Philip Morris International	615,743
1,889	Universal Corporation	96,943
	Total Tobacco	917,145
	Trading Companies & Distributors – 0.0% (0.0% of Total Investments)
2,817	CAI International Inc., (6)	58,284
3,277	H&E Equipment Services, Inc., (6)	99,228
13,170	MRC Global Inc., (6)	367,704
1,063	Watsco Inc.	100,581
	Total Trading Companies & Distributors	625,797
	Wireless Telecommunication Services – 0.1% (0.1% of Total Investments)
22,740	KDDI Corporation, Unsponsored ADR, (8)	313,811
9,180	NTT DoCoMo Inc., Sponsored ADR	146,880
8,780	Vodafone Group PLC, Sponsored ADR	325,387
	Total Wireless Telecommunication Services	786,078
	Total Common Stocks (cost $114,926,775)	114,059,153

Nuveen Investments

JQC  Nuveen Credit Strategies Income Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 1.1% (0.8% of Total Investments)
	Internet Software & Services – 1.1% (0.8% of Total Investments)
$15,000	Yahoo! Inc., Convertible Bond, 144A	0.000%	12/01/18	BB+	$15,093,750
$15,000	Total Convertible Bonds (cost $15,516,755)				15,093,750
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 29.2% (21.0% of Total Investments)
	Chemicals – 0.6% (0.4% of Total Investments)
$7,500	Hexion US Finance	6.625%	4/15/20	Ba3	$7,781,250
	Commercial Services & Supplies – 1.1% (0.8% of Total Investments)
6,000	ABX Group Inc.	6.375%	12/01/19	Ba3	6,030,000
1,078	Ceridian Corporation	12.250%	11/15/15	CCC	1,083,390
8,500	Ceridian Corporation	11.250%	11/15/15	CCC	8,542,500
15,578	Total Commercial Services & Supplies				15,655,890
	Communications Equipment – 0.4% (0.2% of Total Investments)
5,000	Avaya Inc., 144A	7.000%	4/01/19	B1	4,937,500
	Distributors – 1.2% (0.9% of Total Investments)
14,650	HD Supply Inc.	11.500%	7/15/20	CCC+	17,360,250
	Diversified Consumer Services – 0.3% (0.2% of Total Investments)
3,900	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	4,095,000
	Diversified Telecommunication Services – 1.8% (1.3% of Total Investments)
21,352	Level 3 Communications Inc.	11.875%	2/01/19	B–	24,554,800
	Electronic Equipment & Instruments – 0.1% (0.1% of Total Investments)
1,200	Kemet Corporation	10.500%	5/01/18	B–	1,245,000
	Food & Staples Retailing – 0.3% (0.2% of Total Investments)
4,000	US Foods Inc.	8.500%	6/30/19	CCC+	4,340,000
	Health Care Equipment & Supplies – 5.3% (3.8% of Total Investments)
2,232	Apria Healthcare Group Inc.	12.375%	11/01/14	B–	2,237,580
1,000	Convatec Finance International SA, 144A	8.250%	1/15/19	B–	1,027,500
18,300	Kinetic Concepts	10.500%	11/01/18	B–	21,045,000
19,000	Kinetic Concepts	12.500%	11/01/19	CCC+	21,470,000
25,460	Tenet Healthcare Corporation	8.125%	4/01/22	B3	27,783,225
65,992	Total Health Care Equipment & Supplies				73,563,305
	Health Care Providers & Services – 1.1% (0.8% of Total Investments)
450	Capella Healthcare Inc.	9.250%	7/01/17	B	481,500
12,000	FWCT-2 Escrow Corporation for Community Health Systems, 144A	6.875%	2/01/22	B	12,300,000
2,500	HCA Inc.	8.500%	4/15/19	BB+	2,636,250
14,950	Total Health Care Providers & Services				15,417,750
	Hotels, Restaurants & Leisure – 0.3% (0.2% of Total Investments)
2,250	Harrah's Operating Company, Inc.	11.250%	6/01/17	B–	2,289,375
2,000	MGM Resorts International Inc.	7.750%	3/15/22	B+	2,250,000
4,250	Total Hotels, Restaurants & Leisure				4,539,375
	Insurance – 0.7% (0.5% of Total Investments)
10,000	Hockey Merger Sub 2 Inc., 144A	7.875%	10/01/21	CCC+	10,400,000

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Media – 6.8% (4.9% of Total Investments)
$35,697	Clear Channel Communications, Inc., 144A	14.000%	2/01/21	CCC–	$30,570,432
10,609	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	10,821,180
300	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	303,000
10,000	McGraw-Hill Global Education Holdings, 144A	9.750%	4/01/21	BB	10,875,000
22,750	WideOpenWest Finance Capital Corporation	10.250%	7/15/19	CCC+	25,366,250
14,950	WMG Acquisition Group	11.500%	10/01/18	B	17,005,625
94,306	Total Media				94,941,487
	Oil, Gas & Consumable Fuels – 1.8% (1.3% of Total Investments)
5,000	Oasis Petroleum Inc., 144A	6.875%	3/15/22	B	5,300,000
2,000	Oasis Petroleum Inc.	6.875%	1/15/23	B	2,140,000
17,000	Sandridge Energy Inc.	7.500%	2/15/23	B2	17,318,750
24,000	Total Oil, Gas & Consumable Fuels				24,758,750
	Pharmaceuticals – 1.2% (0.9% of Total Investments)
9,000	Jaguar Holding Company I, 144A	9.375%	10/15/17	CCC+	9,495,000
2,100	Salix Pharmaceuticals Limited, 144A	6.000%	1/15/21	B	2,189,250
5,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	5,568,750
16,100	Total Pharmaceuticals				17,253,000
	Software – 0.7% (0.5% of Total Investments)
2,000	Emdeon Inc.	11.000%	12/31/19	CCC+	2,302,500
3,000	Infor Us Inc.	11.500%	7/15/18	B–	3,465,000
3,375	Infor Us Inc.	9.375%	4/01/19	B–	3,796,875
8,375	Total Software				9,564,375
	Specialty Retail – 1.4% (1.0% of Total Investments)
7,000	99 Cents Only Stores	11.000%	12/15/19	CCC+	7,910,000
9,500	Claires Stores, Inc., 144A	9.000%	3/15/19	B2	9,951,250
1,200	Claires Stores, Inc.	10.500%	6/01/17	CCC	1,218,000
17,700	Total Specialty Retail				19,079,250
	Wireless Telecommunication Services – 4.1% (3.0% of Total Investments)
5,000	MetroPCS Wireless Inc., 144A	6.250%	4/01/21	BB	5,193,750
15,000	MetroPCS Wireless Inc., 144A	6.625%	4/01/23	BB	15,562,500
2,500	Sprint Corporation, 144A	7.250%	9/15/21	BB–	2,693,750
32,000	Sprint Corporation, 144A	7.875%	9/15/23	BB–	34,160,000
54,500	Total Wireless Telecommunication Services				57,610,000
$383,353	Total Corporate Bonds (cost $387,492,573)				407,096,982
	Total Long-Term Investments (cost $1,856,752,558)				1,897,278,191
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 2.9% (2.1% of Total Investments)
$40,393	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/14, repurchase price $40,393,209, collateralized by $40,050,000 U.S. Treasury Notes, 2.125%, due 5/31/15, value $41,201,438	0.000%	2/03/14		$40,393,209
	Total Short-Term Investments (cost $40,393,209)				40,393,209
	Total Investments (cost $1,897,145,767) – 139.0%				1,937,671,400
	Borrowings – (40.2)% (9), (10)				(561,000,000)
	Other Assets Less Liabilities – 1.2% (11)				17,383,933
	Net Assets Applicable to Common Shares – 100%				$1,394,055,333

Nuveen Investments

JQC  Nuveen Credit Strategies Income Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Investments in Derivatives as of January 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (11)
JPMorgan	$103,075,000	Receive	1-Month USD-LIBOR	1.193%	Monthly	3/21/14	$(177,790)
Morgan Stanley	103,075,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/16	(3,655,204)
	$206,150,000						$(3,832,994)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

  Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(5)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

(6)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(7)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)  Borrowings as a percentage of Total Investments is 29.0%.

(10)  The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

(11)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

DD1  Portion of investment purchased on a delayed delivery basis.

WI/DD  Purchased on a when-issued or delayed delivery basis.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD  Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

ADR  American Depositary Receipt.

USD-LIBOR  United States Dollar – London Inter-Bank Offered Rate.

    See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  January 31, 2014 (Unaudited)

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Assets
Long-term investments, at value (cost $424,957,862, $1,025,402,415, $719,268,511, $270,085,872 and $1,856,752,558, respectively)	$431,413,258	$1,043,739,575	$734,796,053	$277,363,590	$1,897,278,191
Short-term investments, at value (cost approximates value)	29,573,070	73,328,558	46,070,473	7,542,922	40,393,209
Cash	—	—	—	—	1,318
Cash collateral at brokers(1)	974,350	2,052,916	1,295,000	530,000	4,041,000
Credit default swaps premiums paid	—	—	—	58,707	—
Unrealized appreciation on credit default swaps	—	—	—	43,893	—
Receivable for:
Dividends	—	—	—	—	32,670
Interest	2,776,415	6,510,278	4,965,130	2,043,893	16,386,477
Investments sold	10,160,670	21,195,180	17,327,780	4,571,095	66,313,980
Reclaims	—	—	—	—	46,376
Shares sold through shelf offering	—	31,001	—	—	—
Deferred offering costs	698,975	1,359,117	1,014,484	—	—
Other assets	358,275	705,208	458,861	210,689	453,557
Total assets	475,955,013	1,148,921,833	805,927,781	292,364,789	2,024,946,778
Liabilities
Borrowings	99,000,000	237,200,000	163,900,000	85,000,000	561,000,000
Unrealized depreciation on interest rate swaps	778,582	2,081,904	1,234,676	513,818	3,832,994
Payable for:
Common share dividends	1,362,164	3,348,134	2,451,054	1,102,232	7,330,003
Investments purchased	23,898,406	64,635,618	48,054,027	6,135,072	56,328,062
Offering costs	219,620	259,221	228,344	—	—
Variable Rate Term Preferred (VRTP) Shares , at liquidation value	58,000,000	139,000,000	98,000,000	—	—
Accrued expenses:
Interest	107,190	254,301	180,099	54,930	259,159
Management fees	307,195	723,922	508,497	197,446	1,351,094
Trustees fees	50,677	93,055	57,697	6,501	273,360
Shelf offering costs	99,857	46,620	93,295	62,419	—
Other	140,265	267,418	197,954	114,880	516,773
Total liabilities	183,963,956	447,910,193	314,905,643	93,187,298	630,891,445
Net assets applicable to common shares	$291,991,057	$701,011,640	$491,022,138	$199,177,491	$1,394,055,333
Common shares outstanding	38,626,872	55,169,216	38,478,782	10,095,286	136,256,398
Net asset value ("NAV") per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$7.56	$12.71	$12.76	$19.73	$10.23
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$386,269	$551,692	$384,788	$100,953	$1,362,564
Paid-in surplus	325,105,590	767,013,258	527,319,104	192,369,788	1,844,109,285
Undistributed (Over-distribution of) net investment income	(894,451)	(1,761,249)	(1,210,540)	(362,355)	(8,562,222)
Accumulated net realized gain (loss)	(38,283,165)	(81,047,317)	(49,764,080)	261,312	(479,548,637)
Net unrealized appreciation (depreciation)	5,676,814	16,255,256	14,292,866	6,807,793	36,694,343
Net assets applicable to common shares	$291,991,057	$701,011,640	$491,022,138	$199,177,491	$1,394,055,333
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

(1)  Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Six Months Ended January 31, 2014 (Unaudited)

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Investment Income
Interest and dividends (net of foreign tax withheld of $18,436, $18,918, $18,918, $0 and $707, respectively)	$11,256,014	$26,967,175	$19,275,655	$8,590,473	$55,531,231
Fees	444,229	865,466	749,493	320,588	1,911,714
Total investment income	11,700,243	27,832,641	20,025,148	8,911,061	57,442,945
Expenses
Management fees	1,717,294	4,057,806	2,840,924	1,176,554	7,955,104
Shareholder servicing agent fees and expenses	1,627	554	231	117	3,607
Interest expense and amortization of offering costs	798,610	1,892,264	1,302,092	504,299	3,711,793
Custodian fees and expenses	87,916	174,198	125,266	63,139	293,949
Trustees fees and expenses	7,134	17,246	11,827	5,094	34,581
Professional fees	70,852	77,074	77,562	25,425	62,496
Shareholder reporting expenses	30,959	51,725	42,152	16,865	106,940
Stock exchange listing fees	9,480	12,348	5,415	4,377	21,925
Investor relations expenses	21,213	49,360	32,340	14,542	35,658
Other expenses	10,967	17,364	12,837	7,372	29,484
Total expenses	2,756,052	6,349,939	4,450,646	1,817,784	12,255,537
Net investment income (loss)	8,944,191	21,482,702	15,574,502	7,093,277	45,187,408
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,852,049	2,389,932	1,920,282	1,215,892	23,273,459
Swaps	(288,579)	(771,650)	(457,628)	(387,468)	(1,484,122)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	2,121,538	7,476,625	6,601,850	752,089	(7,170,355)
Swaps	195,143	521,808	309,459	46,766	996,388
Net realized and unrealized gain (loss)	3,880,151	9,616,715	8,373,963	1,627,279	15,615,370
Net increase (decrease) in net assets applicable to common shares from operations	$12,824,342	$31,099,417	$23,948,465	$8,720,556	$60,802,778

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets  (Unaudited)

	Senior Income (NSL)		Floating Rate Income (JFR)
	Six Months Ended 1/31/14	Year Ended 7/31/13	Six Months Ended 1/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$8,944,191	$19,032,240	$21,482,702	$46,679,908
Net realized gain (loss) from:
Investments and foreign currency	1,852,049	(1,360,386)	2,389,932	9,001,577
Securities sold short	—	—	—	—
Options written	—	—	—	—
Options purchased	—	—	—	—
Swaps	(288,579)	(571,402)	(771,650)	(1,527,913)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	2,121,538	13,813,567	7,476,625	25,426,205
Securities sold short	—	—	—	—
Options written	—	—	—	—
Options purchased	—	—	—	—
Swaps	195,143	559,590	521,808	1,496,326
Net increase (decrease) in net assets applicable to common shares from operations	12,824,342	31,473,609	31,099,417	81,076,103
Distributions to Common Shareholders
From net investment income	(8,884,181)	(19,858,581)	(21,736,671)	(49,952,877)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(8,884,181)	(19,858,581)	(21,736,671)	(49,952,877)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs and adjustments	—	44,273,857	284,185	87,398,181
Net proceeds from shares issued to shareholders due to reinvestment of distributions	25,528	270,527	52,666	672,744
Net increase (decrease) in net assets applicable to common shares from capital share transactions	25,528	44,544,384	336,851	88,070,925
Net increase (decrease) in net assets applicable to common shares	3,965,689	56,159,412	9,699,597	119,194,151
Net assets applicable to common shares at the beginning of period	288,025,368	231,865,956	691,312,043	572,117,892
Net assets applicable to common shares at the end of period	$291,991,057	$288,025,368	$701,011,640	$691,312,043
Undistributed (Over-distribution of) net investment income at the end of period	$(894,451)	$(954,461)	$(1,761,249)	$(1,507,280)

See accompanying notes to financial statements.

Nuveen Investments

Statement of Changes in Net Assets (Unaudited) (continued)

	Floating Rate Income Opportunity (JRO)		Short Duration Credit Opportunities (JSD)
	Six Months Ended 1/31/14	Year Ended 7/31/13	Six Months Ended 1/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$15,574,502	$32,619,976	$7,093,277	$16,155,471
Net realized gain (loss) from:
Investments and foreign currency	1,920,282	6,496,242	1,215,892	4,230,472
Securities sold short	—	—	—	—
Options written	—	—	—	—
Options purchased	—	—	—	—
Swaps	(457,628)	(906,131)	(387,468)	(1,181,152)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	6,601,850	16,500,807	752,089	1,752,372
Securities sold short	—	—	—	—
Options written	—	—	—	—
Options purchased	—	—	—	—
Swaps	309,459	887,399	46,766	160,619
Net increase (decrease) in net assets applicable to common shares from operations	23,948,465	55,598,293	8,720,556	21,117,782
Distributions to Common Shareholders
From net investment income	(15,737,202)	(35,370,449)	(7,268,606)	(16,162,038)
From accumulated net realized gains	—	—	(3,300,149)	(749,442)
Decrease in net assets applicable to common shares from distributions to common shareholders	(15,737,202)	(35,370,449)	(10,568,755)	(16,911,480)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs and adjustments	542,096	91,655,153	(5,690)	731,375
Net proceeds from shares issued to shareholders due to reinvestment of distributions	64,515	382,664	—	928,903
Net increase (decrease) in net assets applicable to common shares from capital share transactions	606,611	92,037,817	(5,690)	1,660,278
Net increase (decrease) in net assets applicable to common shares	8,817,874	112,265,661	(1,853,889)	5,866,580
Net assets applicable to common shares at the beginning of period	482,204,264	369,938,603	201,031,380	195,164,800
Net assets applicable to common shares at the end of period	$491,022,138	$482,204,264	$199,177,491	$201,031,380
Undistributed (Over-distribution of) net investment income at the end of period	$(1,210,540)	$(1,047,840)	$(362,355)	$(187,026)

See accompanying notes to financial statements.

Nuveen Investments

	Credit Strategies Income (JQC)
	Six Months Ended 1/31/14	Seven Months Ended 7/31/13	Year Ended 12/31/12
Operations
Net investment income (loss)	$45,187,408	$57,620,766	$106,877,853
Net realized gain (loss) from:
Investments and foreign currency	23,273,459	20,210,478	30,157,518
Securities sold short	—	—	(2,844,562)
Options written	—	—	4,936,415
Options purchased	—	—	(279,861)
Swaps	(1,484,122)	(1,721,895)	(2,872,297)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(7,170,355)	18,898,568	68,849,402
Securities sold short	—	—	1,970,142
Options written	—	—	(2,080,052)
Options purchased	—	—	278,611
Swaps	996,388	1,872,863	(255,166)
Net increase (decrease) in net assets applicable to common shares from operations	60,802,778	96,880,780	204,738,003
Distributions to Common Shareholders
From net investment income	(47,008,458)	(63,041,472)	(109,325,873)
From accumulated net realized gains	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(47,008,458)	(63,041,472)	(109,325,873)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs and adjustments	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	764,252	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	764,252	—
Net increase (decrease) in net assets applicable to common shares	13,794,320	34,603,560	95,412,130
Net assets applicable to common shares at the beginning of period	1,380,261,013	1,345,657,453	1,250,245,323
Net assets applicable to common shares at the end of period	$1,394,055,333	$1,380,261,013	$1,345,657,453
Undistributed (Over-distribution of) net investment income at the end of period	$(8,562,222)	$(6,741,172)	$(13,245,643)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows  Six Months Ended January 31, 2014 (Unaudited)

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$12,824,342	$31,099,417	$23,948,465	$8,720,556	$60,802,778

Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:

Purchases of investments	(153,087,141)	(346,764,409)	(263,891,893)	(65,123,663)	(707,747,456)
Proceeds from sales and maturities of investments	128,313,718	284,089,554	205,330,729	72,964,812	683,092,654
Proceeds from (Purchases of) short-term investments, net	(11,750,456)	(42,410,134)	(11,484,890)	(7,542,922)	60,270,768
Proceeds from (Payments for) swap contracts, net	(288,579)	(771,650)	(457,628)	(387,468)	(1,484,122)
Amortization (Accretion) of premiums and discounts, net	(775,054)	(2,225,044)	(1,529,077)	(475,824)	(3,304,196)
(Increase) Decrease in:
Cash collateral at brokers	250,001	504,000	510,000	(26,000)	(4,041,000)
Credit default swaps premiums paid	—	—	—	30,230	—
Receivable for dividends	—	—	—	—	66,786
Receivable for interest	(377,483)	(926,591)	(724,593)	(43,285)	(1,833,985)
Receivable for investments sold	7,548,129	18,398,818	6,680,798	11,900,399	(25,572,691)
Receivable for reclaims	—	—	—	—	98,900
Other assets	(25,363)	(72,791)	(61,930)	(41,418)	215,907
Increase (Decrease) in:
Payable for investments purchased	(3,218,403)	10,286,314	5,731,994	(7,103,470)	(1,932,578)
Accrued interest	83,556	197,549	141,305	5,718	27,280
Accrued management fees	23,028	52,455	41,456	(388)	19,145
Accrued Trustees fees	(4,530)	5,265	3,759	1,424	7,420
Accrued other expenses	(47,004)	(86,278)	(67,974)	(23,097)	4,337
Net realized (gain) loss from:
Investments and foreign currency	(1,852,049)	(2,389,932)	(1,920,282)	(1,215,892)	(23,273,459)
Swaps	288,579	771,650	457,628	387,468	1,484,122
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(2,121,538)	(7,476,625)	(6,601,850)	(752,089)	7,170,355
Swaps	(195,143)	(521,808)	(309,459)	(46,766)	(996,388)
Taxes paid on undistributed capital gains	—	—	(28)	(2,985)	—
Proceeds from litigation settlement	8,250	14,950	—	—	57,068
Net cash provided by (used in) operating activities	(24,403,140)	(58,225,290)	(44,203,470)	11,225,340	43,131,645
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(698,975)	(1,359,117)	(1,014,484)	—	—
Proceeds from borrowings	14,000,000	34,000,000	27,000,000	—	—
Repayments of borrowings	(38,000,000)	(92,000,000)	(65,000,000)	—	—
Increase (Decrease) in:
Cash overdraft	—	—	—	(439,218)	—
Accrued shelf offering costs	(70,964)	(103,328)	(75,918)	(97,581)	—
Payable for offering costs	219,620	259,221	228,344	—	—
VRTP Shares, at liquidation value	58,000,000	139,000,000	98,000,000	—	—
Cash distribution paid to common shareholders	(9,046,541)	(22,134,976)	(15,970,863)	(10,682,851)	(48,001,327)
Proceeds from shelf offering, net of offering costs and adjustments	—	563,490	1,036,391	(5,690)	—
Net cash provided by (used in) financing activities	24,403,140	58,225,290	44,203,470	(11,225,340)	(48,001,327)
Net Increase (Decrease) in Cash	—	—	—	—	(4,869,682)
Cash at the beginning of period	—	—	—	—	4,871,000
Cash at the end of period	$—	$—	$—	$—	$1,318
See accompanying notes to financial statements.

Nuveen Investments

Supplemental Disclosures of Cash Flow Information
	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Cash paid for interest (excluding borrowing costs and amortization of offering costs)	$591,948	$1,408,079	$967,695	$451,539	$3,285,762
Non-cash financing activities not included herein consists of reinvestments of common share distributions	25,528	52,666	64,515	—	—

See accompanying notes to financial statements.

Nuveen Investments

Financial

Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

			Investment Operations						Less Distributions
		Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Preferred Share- holders(b)		Distributions from Accumulated Net Realized Gains to Preferred Share- holders(b)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Total	Offering Costs		Discount from Common Shares Repurchased and Retired		Premium from Common Shares Sold through Shelf Offering		Ending Common Share NAV	Ending Market Value
Senior Income (NSL)
Year Ended 7/31:
2014	(i)	$7.46	$.23	$.10	$—		$—	$.33	$(.23)	$—	$(.23)	$—		$—		$—		$7.56	$7.16
2013		7.07	.54	.35	—		—	.89	(.56)	—	(.56)	(.01)		—		.07		7.46	7.45
2012		7.12	.57	(.10)	—		—	.47	(.54)	—	(.54)	—		—		.02		7.07	7.29
2011		6.81	.64	.09	—		—	.73	(.49)	—	(.49)	—		—		.07		7.12	6.99
2010		5.70	.37	1.20	—	*	—	1.57	(.46)	—	(.46)	—		—		—		6.81	6.95
2009		7.18	.45	(1.46)	(.02)		—	(1.03)	(.45)	—	(.45)	—		—		—		5.70	5.15
Floating Rate Income (JFR)
Year Ended 7/31:
2014	(i)	12.54	.39	.17	—		—	.56	(.39)	—	(.39)	—	*	—		—	*	12.71	12.06
2013		11.87	.90	.68	—		—	1.58	(.97)	—	(.97)	—	*	—		.06		12.54	12.72
2012		12.06	1.02	(.25)	—		—	.77	(.96)	—	(.96)	—		—		—	*	11.87	11.78
2011		11.47	1.07	.19	—		—	1.26	(.69)	—	(.69)	—		—		.02		12.06	11.41
2010		9.76	.82	1.47	—	*	—	2.29	(.58)	—	(.58)	—		—	*	—		11.47	11.20
2009		11.83	.71	(2.07)	(.07)		—	(1.43)	(.64)	—	(.64)	—		—	*	—		9.76	8.37

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents. Represents distributions paid on Taxable Auctioned Rate Preferred shares and FundPreferred shares for Senior Income (NSL) and Floating Rate Income (JFR), respectively.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  • Ratios do not reflect the effect of dividend payments to Taxable Auctioned Preferred and FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Taxable Auctioned Preferred and FundPreferred shares, VRTP shares and/or borrowings, where applicable.

  • Each ratio includes the effect of all interest expense and other costs related to VRTP shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Senior Income (NSL)
Year Ended 7/31:
2014 (i)	.55	%**
2013	.47
2012	.47
2011	.49
2010	.86
2009	1.83
Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Floating Rate Income (JFR)
Year Ended 7/31:
2014 (i)	.54	%**
2013	.48
2012	.51
2011	.52
2010	.78
2009	1.64

Nuveen Investments

				Ratios/Supplemental Data
		Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
		Based on Common Share NAV(c)	Based on Market Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income (Loss)(f)		Expenses	Net Investment Income (Loss)(f)	Portfolio Turnover Rate(h)
Senior Income (NSL)
Year Ended 7/31:
2014	(i)	4.50%	(.76)%	$291,991	1.90	%**	6.15	%**	N/A	N/A	32%
2013		13.89	10.23	288,025	1.74		7.32		N/A	N/A	76
2012		7.34	12.78	231,866	1.82		8.34		N/A	N/A	64
2011		12.01	7.72	227,986	1.78		8.99		N/A	N/A	100
2010		28.15	44.83	203,261	2.18		5.61		2.17%	5.62%	68
2009		(12.25)	(6.83)	169,917	3.50		9.39		3.39	9.50	48
Floating Rate Income (JFR)
Year Ended 7/31:
2014	(i)	4.58	(2.05)	701,012	1.82	**	6.16	**	N/A	N/A	29
2013		14.26	16.76	691,312	1.71		7.34		N/A	N/A	69
2012		6.91	12.43	572,118	1.79		8.72		1.72	8.80	57
2011		11.31	7.96	580,419	1.72		8.74		1.54	8.92	99
2010		23.85	41.48	542,456	2.03		7.14		1.74	7.42	51
2009		(10.37)	(9.82)	463,026	3.25		8.27		2.79	8.74	38

(e)  After expense reimbursement from the Adviser, where applicable. As of October 31, 2009, the Adviser is no longer reimbursing Senior Income (NSL) for any fees or expenses. As of March 31, 2012, the Adviser is no longer reimbursing Floating Rate Income (JFR) for any fees or expenses.

(f)  Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for matured senior loans as described in Note 3 – Portfolio Securities and Investments in Derivatives, Matured Senior Loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(g)
Senior Income (NSL)
Year Ended 7/31:
2014 (i)	—%
2013	—
2012	(.01)
2011	.02
2010	.09
2009	—
Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(g)
Floating Rate Income (JFR)
Year Ended 7/31:
2014 (i)	—%
2013	—
2012	.01
2011	.02
2010	.08
2009	—

(g)  The Fund had no matured senior loans during the six months ended January 31, 2014, the fiscal year ended July 31, 2013 and the fiscal year ended July 31, 2009.

(h)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(i)  For the six months ended January 31, 2014.

*  Rounds to less than $.01 per share.

**  Annualized.

N/A  The Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

			Investment Operations						Less Distributions
		Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Preferred Share- holders(b)		Distributions from Accumulated Net Realized Gains to Preferred Share- holders(b)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Total	Offering Costs		Discount from Common Shares Repurchased and Retired		Premium from Common Shares Sold through Shelf Offering		Ending Common Share NAV	Ending Market Value
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2014	(j)	$12.55	$.40	$.22	$—		$—	$.62	$(.41)	$—	$(.41)	$—	*	$—		$—	*	$12.76	$12.10
2013		11.84	.95	.68	—		—	1.63	(1.04)	—	(1.04)	(.01)		—		.13		12.55	12.73
2012		11.96	1.13	(.26)	—		—	.87	(1.01)	—	(1.01)	—		—		.02		11.84	12.09
2011		11.34	1.12	.22	—		—	1.34	(.79)	—	(.79)	—		—		.07		11.96	11.46
2010		9.54	1.01	1.50	—	*	—	2.51	(.71)	—	(.71)	—		—	*	—		11.34	11.64
2009		11.75	.73	(2.15)	(.07)		—	(1.49)	(.72)	—	(.72)	—		—	*	—		9.54	8.35
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2014	(j)	19.91	.70	.17	—		—	.87	(.72)	(.33)	(1.05)	—	*	—		—		19.73	18.67
2013		19.49	1.61	.49	—		—	2.10	(1.61)	(.07)	(1.68)	—		—		—	*	19.91	19.89
2012		19.08	1.56	.25	—		—	1.81	(1.40)	—	(1.40)	—		—		—		19.49	19.54
2011	(g)	19.10	.05	.08	—		—	.13	(.11)	—	(.11)	(.04)		—		—		19.08	18.37

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents. Represents distributions paid on FundPreferred shares for Floating Rate Income Opportunity (JRO).

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares, VRTP shares and/or borrowings, where applicable.

  • Each ratio includes the effect of all interest expense and other costs related to VRTP shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2014 (j)	.53	%**
2013	.46
2012	.47
2011	.49
2010	.86
2009	1.65
Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2014 (j)	.50	%**
2013	.50
2012	.47
2011 (g)	—

Nuveen Investments

				Ratios/Supplemental Data
		Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
		Based on Common Share NAV(c)	Based on Market Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income (Loss)(f)		Expenses	Net Investment Income (Loss)(f)	Portfolio Turnover Rate(i)
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2014	(j)	5.02%	(1.72)%	$491,022	1.82	%**	6.38	%**	N/A	N/A	30%
2013		15.27	14.42	482,204	1.71		7.73		N/A	N/A	72
2012		8.03	15.20	369,939	1.74		9.75		1.65%	9.85%	85
2011		12.77	5.20	364,883	1.75		9.19		1.56	9.38	101
2010		26.66	49.00	322,136	2.14		8.95		1.84	9.25	58
2009		(10.57)	(7.35)	271,125	3.35		8.74		2.86	9.23	41
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2014	(j)	4.45	(.80)	199,177	1.80	**	7.03	**	N/A	N/A	23
2013		11.17	10.77	201,031	1.80		8.12		N/A	N/A	82
2012		9.96	14.77	195,165	1.75		8.25		N/A	N/A	62
2011	(g)	.49	(7.58)	190,868	1.16	**	1.52	**	N/A	N/A	5

(e)  After expense reimbursement from the Adviser, where applicable. As of July 31, 2012, the Adviser is no longer reimbursing Floating Rate Income Opportunity (JRO) for any fees or expenses.

(f)  Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for matured senior loans as described in Note 3 – Portfolio Securities and Investments in Derivatives, Matured Senior Loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(h)
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2014 (j)	—%
2013	—
2012	.01
2011	.02
2010	.09
2009	—
Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(h)
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2014 (j)	—%
2013	—
2012	—
2011 (g)	—

(g)  For the period May 25, 2011 (commencement of operations) through July 31, 2011.

(h)  The Funds had no matured senior loans during the six months ended January 31, 2014, and the fiscal year ended July 31, 2013. Floating Rate Income Opportunity (JRO) also had no matured senior loans during the fiscal year ended July 31, 2009. Short Duration Credit Opportunities (JSD) has not had any matured senior loans since its commencement of operations on May 25, 2011.

(i)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(j)  For the six months ended January 31, 2014.

*  Rounds to less than $.01 per share.

**  Annualized.

N/A  The Fund never had, or no longer has, a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

			Investment Operations						Less Distributions
		Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Preferred Shareholders(b)		Distributions from Accumulated Net Realized Gains to Preferred Shareholders(b)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Return of Capital to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired		Ending Common Share NAV	Ending Market Value
Credit Strategies Income (JQC)
Year Ended 7/31:
2014	(k)	$10.13	$.33	$.12	$—		$—	$.45	$(.35)	$—	$—	$(.35)	$—		$10.23	$9.50
2013	(j)	9.88	.42	.29	—		—	.71	(.46)	—	—	(.46)	—		10.13	10.03
Year Ended 12/31:
2012		9.18	.78	.72	—		—	1.50	(.80)	—	—	(.80)	—		9.88	9.65
2011		10.13	.55	(.72)	—		—	(.17)	(.79)	—	—	(.79)	.01		9.18	8.05
2010		9.00	.53	1.29	—		—	1.82	(.60)	—	(.10)	(.70)	.01		10.13	8.80
2009		6.04	.59	3.01	—	*	—	3.60	(.65)	—	— *	(.65)	.01		9.00	7.69
2008		12.46	.86	(6.14)	(.14)		—	(5.42)	(.72)	—	(.28)	(1.00)	—	*	6.04	4.87

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents. Represents distributions paid on FundPreferred shares.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  After expense reimbursement from the Adviser, where applicable. As of June 30, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.

(e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of dividends expense on securities sold short and all interest expense and other costs related to borrowings, where applicable, as follows:

		Ratios of Dividends Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares(i)		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2014	(k)	—%		.53	%***
2013	(j)	—		.55	***
Year Ended 12/31:
2012		—	**	.58
2011		—	**	.43
2010		—	**	.40
2009		—	**	.46
2008		.01		.83

Nuveen Investments

				Ratios/Supplemental Data
		Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(e)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
		Based on Common Share NAV(c)	Based on Market Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income (Loss)(f)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(h)
Credit Strategies Income (JQC)
Year Ended 7/31:
2014	(k)	4.67%	(1.81)%	$1,394,055	1.76	%***	6.49	%***	N/A	N/A	37%
2013	(j)	7.32	8.80	1,380,261	1.77	***	7.22	***	N/A	N/A	44
Year Ended 12/31:
2012		16.80	30.55	1,345,657	1.86		8.07		N/A	N/A	127
2011		(1.70)	.24	1,250,245	1.70		5.44		1.65%	5.49%	37
2010		21.02	24.26	1,388,235	1.64		5.41		1.48	5.57	48
2009		63.01	76.23	1,242,799	1.75		8.01		1.48	8.27	55
2008		(45.84)	(49.39)	843,469	2.41		8.00		1.95	8.45	37

(f)  Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for matured senior loans as described in Note 3 – Portfolio Securities and Investments in Derivatives, Matured Senior Loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average net Assets Applicable to Common Shares(g)
Year Ended 7/31:
2014	(k)	—%
2013	(j)	—
Year Ended 12/31:
2012		—	**
2011		—	**
2010		—	**
2009		—
2008		—

(g)  The Fund had no matured senior loans during the six months ended January 31, 2014, the seven months ended July 31,2013 and priror to the fiscal year ended July 31, 2010.

(h)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(i)  Effective for periods beginning after December 31, 2011, the Fund no longer makes short sales of securities.

(j)  For the seven months ended July 31, 2013.

(k)  For the six months ended January 31, 2014.

*  Rounds to less than $.01 per share.

**  Rounds to less than .01%.

***  Annualized.

N/A  Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments

Financial Highlights (Unaudited) (continued)

		Preferred Shares at the End of Period(c)		Borrowings at the End of the Period		VRTP Shares at the End of Period		Borrowings and VRTP Shares at the End of Period
		Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
Senior Income (NSL)
Year Ended 7/31:
2014	(d)	$—	$—	$99,000	$2,860	$58,000	$285,982	$2.86
2013		—	—	123,000	3,342	—	—	—
2012		—	—	100,000	3,319	—	—	—
2011		—	—	73,950	4,083	—	—	—
2010		—	—	73,950	3,749	—	—	—
2009		26,000	188,381	32,900	6,955	—	—	—
Floating Rate Income (JFR)
Year Ended 7/31:
2014	(d)	—	—	237,200	2,863	139,000	286,340	2.86
2013		—	—	295,200	3,342	—	—	—
2012		—	—	249,200	3,296	—	—	—
2011		—	—	197,740	3,935	—	—	—
2010		—	—	197,740	3,743	—	—	—
2009		105,000	135,244	38,500	15,754	—	—	—
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2014	(d)	—	—	163,900	2,875	98,000	287,485	2.87
2013		—	—	201,900	3,388	—	—	—
2012		—	—	159,900	3,314	—	—	—
2011		—	—	117,270	4,111	—	—	—
2010		—	—	117,270	3,747	—	—	—
2009		60,000	137,969	37,350	9,865	—	—	—
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2014	(d)	—	—	85,000	3,343	—	—	—
2013		—	—	85,000	3,365	—	—	—
2012		—	—	85,000	3,296	—	—	—
2011	(a)	—	—	—	—	—	—	—
Credit Strategies Income Fund (JQC)
Year Ended 7/31:
2014	(d)	—	—	561,000	3,485	—	—	—
2013	(b)	—	—	561,000	3,460	—	—	—
Year Ended 12/31:
2012		—	—	561,000	3,399	—	—	—
2011		—	—	517,000	3,418	—	—	—
2010		—	—	400,000	4,471	—	—	—
2009		—	—	400,000	4,107	—	—	—
2008		165,800	152,182	224,200	5,502	—	—	—

(a)  For the period May 25, 2011 (commencement of operations) through July 31, 2011.

(b)  For the seven months ended July 31, 2013.

(c)  Represents Taxable Auctioned Rate Preferred shares for Senior Income (NSL) and FundPreferred shares Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO).

(d)  For the six months ended January 31, 2014.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

• Nuveen Senior Income Fund (NSL) ("Senior Income (NSL)")

• Nuveen Floating Rate Income Fund (JFR) ("Floating Rate Income (JFR)")

• Nuveen Floating Rate Income Opportunity Fund (JRO) ("Floating Rate Income Opportunity (JRO)")

• Nuveen Short Duration Credit Opportunities Fund (JSD) ("Short Duration Credit Opportunities (JSD)")

• Nuveen Credit Strategies Income Fund (JQC) ("Credit Strategies Income (JQC)")

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. Senior Income (NSL), Floating Rate Income (JFR), Floating Rate Income Opportunity (JRO), Short Duration Credit Opportunities (JSD) and Credit Strategies Income (JQC) were organized as Massachusetts business trusts on August 13, 1999, January 15, 2004, April 27, 2004, January 3, 2011 and May 17, 2003, respectively.

Investment Adviser

The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management, LLC ("Symphony"), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds. The Adviser is responsible for overseeing the Funds' investments in interest rate and credit default swap contracts.

Investment Objectives

Senior Income's (NSL) investment objective is to achieve a high level of current income, consistent with capital preservation. The Fund invests 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in adjustable rate senior secured loans. The Fund may invest up to 20% of its managed assets in U.S. dollar denominated senior loans of non-U.S. borrowers, senior loans that are not secured, other debt securities and equity securities and warrants acquired in connection with the Fund's investment in senior loans.

Floating Rate Income's (JFR) investment objective is to achieve a high level of current income. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral. The Fund may invest a substantial portion of its managed assets in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or are unrated but judged to be of comparable quality by Symphony.

Floating Rate Income Opportunity's (JRO) investment objective is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral.

Short Duration Credit Opportunities' (JSD) investment objective is to provide current income and the potential for capital appreciation. Under normal market circumstances the Fund will invest at least 70% of its managed assets in adjustable rate senior loans and second lien loans. The Fund may make limited tactical investments in high yield debt and other debt instruments of up to 30% of its managed assets. No more than 30% of the Fund's managed assets may be invested in debt instruments that are, at the time of investment, rated CCC+ or Caa or below by any Nationally Recognized Statistical Rating Organization or that are unrated but judged by Symphony, to be of comparable quality. The Fund may enter into tactical short positions consisting primarily of high yield debt, either directly or through the use of derivatives, including credit default swaps, creating investment exposure or hedging existing long (positive) investment exposure in a notional amount up to 20% of its managed assets. The Fund may invest up to 20% of its managed assets in debt instruments of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund's investments in debt instruments of non-U.S. issuers may include debt instruments of issuers located, or conducting their business, in emerging markets countries.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Credit Strategies Income's (JQC) investment objectives are high current income and total return. The Fund meets its investment objectives by investing approximately 70% of its managed assets in senior secured and second lien loans, and up to 30% of its managed assets across the capital structure of companies (including equity securities) with a primary emphasis on high yield bonds, convertible securities and other forms of income-producing securities.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds' portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of January 31, 2014, the Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Outstanding when-issued/delayed delivery purchase commitments	$20,868,707	$59,695,066	$41,947,281	$5,050,875	$17,640,259

Investment Income

Dividend income is recorded on the ex-dividend date or for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as "Fees income" on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends to common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. GAAP.

Preferred Shares

The Funds are authorized to issue preferred shares. During prior fiscal periods, Senior Income (NSL) redeemed all of its Taxable Auctioned Preferred shares, at liquidation value and Floating Rate Income (JFR), Floating Rate Income Opportunity (JRO) and Credit Strategies Income (JQC) redeemed all of their outstanding FundPreferred shares, at liquidation value. Short Duration Credit Opportunities (JSD) has not issued preferred shares since its commencement of operations on May 25, 2011.

Variable Rate Term Preferred Shares

The following Funds have issued and outstanding Variable Rate Term Preferred ("VRTP") Shares, with a $100,000 liquidation value per share. The Funds issued their VRTP Shares in privately negotiated offerings, on December 30, 2013, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

Nuveen Investments

As of January 31, 2014, VRTP Shares outstanding, at liquidation value, for each Fund are as follows:

Fund	Series	Shares Outstanding	Shares Outstanding at $100,000 Per Share Liquidation Value
Senior Income (NSL)	C-4	580	$58,000,000
Floating Rate Income (JFR)	C-4	1,390	$139,000,000
Floating Rate Income Opportunity (JRO)	C-4	980	$98,000,000

Each Fund is obligated to redeem its VRTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed or repurchased by the Fund. VRTP Shares are subject to optional and mandatory redemption in certain circumstances. The VRTP Shares are subject to redemption at the option of each Fund, subject to payment of premium for approximately one year following the date of issuance ("Premium Expiration Date"), and at par thereafter. The Term Redemption Date and Premium Expiration Date for the Funds' VRTP Shares are as follows:

Fund	Series	Term Redemption Date	Premium Expiration Date
Senior Income (NSL)	C-4	February 1, 2017	January 31, 2015
Floating Rate Income (JFR)	C-4	February 1, 2017	January 31, 2015
Floating Rate Income Opportunity (JRO)	C-4	February 1, 2017	January 31, 2015

The average liquidation value of VRTP Shares outstanding and annualized dividend rate for each Fund for the period December 30, 2013 (first issuance of shares) through January 31, 2014, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Average liquidation value of VRTP Shares outstanding	$58,000,000	$139,000,000	$98,000,000
Annualized dividend rate	1.72%	1.72%	1.72%

VRTP Shares generally do not trade, and market quotations are generally not available. VRTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VRTP Shares is expected to be approximately their liquidation ("par") value so long as the fixed "spread" on the VRTP Shares remains roughly in line with the "spread" rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds' Adviser has determined that the fair value of VRTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes only, the liquidation value of VRTP Shares is recorded as a liability and recognized as "Variable Rate Term Preferred (VRTP) Shares, at liquidation value" on the Statement of Assets and Liabilities.

Dividends on the VRTP Shares (which are treated as interest payments for financial reporting purposes only) are set monthly. Unpaid dividends on VMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities. Dividends paid on VRTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

Costs incurred by each Fund in connection with its offering of VRTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.

Common Shares Equity Shelf Programs and Offering Costs

The Funds have each filed registration statements with the Securities and Exchange Commission ("SEC") authorizing the Funds to issue additional common shares through an equity shelf program ("Shelf Offering").

Under the Shelf Offering, each Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's net asset value ("NAV") per common share.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Additional common shares authorized, common shares issued and offering proceeds, net of offering costs under each Fund's Shelf Offering during the six months ended January 31, 2014 and fiscal year ended July 31, 2013, were as follows:

	Senior Income (NSL)		Floating Rate Income (JFR)		Floating Rate Income Opportunity (JRO)
	Six Months Ended 1/31/14	Year Ended 7/31/13	Six Months Ended 1/31/14	Year Ended 7/31/13	Six Months Ended 1/31/14	Year Ended 7/31/13
Additional common shares authorized	12,000,000	12,000,000	12,900,000	17,600,000	11,600,000	11,600,000
Common shares issued	—	5,798,036	22,610	6,888,559	43,186	7,155,904
Offering proceeds, net of offering costs	$—	$44,273,857	$284,185	$87,398,181	$542,096	$91,655,153

	Short Duration Credit Opportunities (JSD)		Credit Strategies Income (JQC)
	Six Months Ended 1/31/14	Year Ended 7/31/13	Six Months Ended 1/31/14*	Seven Months Ended 7/31/13	Year Ended 12/31/12
Additional common shares authorized	$1,000,000	$1,000,000	$13,600,000	—	—
Common shares issued	—	36,711	—	—	—
Offering proceeds, net of offering costs	$—	$731,375	$—	—	—

*  Shelf Offering declared effective by the SEC during the period.

Costs incurred by the Funds in connection with their Shelf Offerings are recorded as a deferred charge and recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities. These deferred charges are recognized over the period such additional shares are sold by reducing the proceeds from the Shelf Offering. These deferred charges are not to exceed the one-year life of the Shelf Offering period and are recognized as a component of "Proceeds from shelf offering, net of offering costs and adjustments" on the Statement of Changes in Net Assets. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of "Other expenses" on the Statement of Operations. Any additional costs the Funds may incur in connection with their Shelf Offerings are expensed as incurred and recognized as a component of "Proceeds from shelf offering, net of offering costs and adjustments" on the Statement of Changes in Net Assets.

During the six months ended January 31, 2014, Nuveen Securities, LLC, the Funds' distributor and a wholly-owned subsidiary of Nuveen, received commissions of $575 and $1,098, related to the sale of common shares as a result of Floating Rate Income (JFR) and Floating Rate Income Opportunity's (JRO) Shelf Offering, respectively.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of January 31, 2014, the Funds were not invested in any portfolio securities or derivatives, other than repurchase agreements and swap contracts further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or

Nuveen Investments

NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities, senior loans and swap contracts are provided by a pricing service approved by the Funds' Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds' shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds' NAV is determined, or if under the Funds' procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds' Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective NAV on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Senior Income (NSL)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$368,813,101	$—		$368,813,101
Common Stocks	3,424,104	3,720,971	—	***	7,145,075
Convertible Bonds	—	843,625	—		843,625
Corporate Bonds	—	54,611,452	5		54,611,457
Short-Term Investments:
Repurchase Agreements	—	29,573,070	—		29,573,070
Investments in Derivatives:
Interest Rate Swaps**	—	(778,582)	—		(778,582)
Total	$3,424,104	$456,783,637	$5		$460,207,746
Floating Rate Income (JFR)
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$837,467,634	$—		$837,467,634
Common Stocks	11,252,081	12,025,420	—	***	23,277,501
Convertible Bonds	—	1,842,375	—		1,842,375
Corporate Bonds	—	128,119,702	—		128,119,702
Asset-Backed Securities	—	40,729,975	—		40,729,975
Investment Companies	12,302,388	—	—		12,302,388
Short-Term Investments:
Repurchase Agreements	—	73,328,558	—		73,328,558
Investments in Derivatives:
Interest Rate Swaps**	—	(2,081,904)	—		(2,081,904)
Total	$23,554,469	$1,091,431,760	$—	***	$1,114,986,229
Floating Rate Income Opportunity (JRO)
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$586,770,479	$—		$586,770,479
Common Stocks	6,224,784	10,821,907	—	***	17,046,691
Convertible Bonds	—	1,544,625	—		1,544,625
Corporate Bonds	—	101,554,647	—		101,554,647
Asset-Backed Securities	—	27,879,611	—		27,879,611
Short-Term Investments:
Repurchase Agreements	—	46,070,473	—		46,070,473
Investments in Derivatives:
Interest Rate Swaps**	—	(1,234,676)	—		(1,234,676)
Total	$6,224,784	$773,407,066	$—	***	$779,631,850
Short Duration Credit Opportunities (JSD)
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$236,479,672	$—		$236,479,672
Corporate Bonds	—	40,883,918	—		40,883,918
Short-Term Investments:
Repurchase Agreements	—	7,542,922	—		7,542,922
Investments in Derivatives:
Interest Rate Swaps**	—	(513,818)	—		(513,818)
Credit Default Swaps**	—	43,893	—		43,893
Total	$—	$284,436,587	$—		$284,436,587
Credit Strategies Income (JQC)
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$1,361,028,306	$—		$1,361,028,306
Common Stocks	106,315,984	7,743,169	—	***	114,059,153
Convertible Bonds	—	15,093,750	—		15,093,750
Corporate Bonds	—	407,096,982	—		407,096,982
Short-Term Investments:
Repurchase Agreements	—	40,393,209	—		40,393,209
Investments in Derivatives:
Interest Rate Swaps**	—	(3,832,994)	—		(3,832,994)
Total	$106,315,984	$1,827,522,422	$—	***	$1,933,838,406

*  Refer to the Fund's Portfolio of Investments for industry classifications and breakdown of Common Stocks and Corporate Bonds classified as Level 2 and Level 3.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

***  Value equals zero as of the end of the reporting period.

Nuveen Investments

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that Short Duration Credit Opportunities (JSD) and Credit Strategies Income (JQC) invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, options written and swap contracts are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, options written and swaps", respectively, on the Statement of Operations, when applicable.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Matured Senior Loans

Each Fund may hold senior loans which have matured prior to the end of the current fiscal period. The net realizable value for matured senior loans is recognized on the Statement of Assets and Liabilities as "Receivable for matured senior loans," when applicable. The net increase or decrease in the net realizable value of the receivable for matured senior loans during the current fiscal period is recognized on the Statement of Operations as a component of "Other income" or "Other expenses," respectively, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Senior Income (NSL)	Fixed Income Clearing Corporation	$29,573,070	$(29,573,070)	$—
Floating Rate Income (JFR)	Fixed Income Clearing Corporation	73,328,558	(73,328,558)	—
Floating Rate Income Opportunity (JRO)	Fixed Income Clearing Corporation	46,070,473	(46,070,473)	—
Short Duration Credit Opportunities (JSD)	State Street Bank	7,542,922	(7,542,922)	—
Credit Strategies Income (JQC)	Fixed Income Clearing Corporation	40,393,209	(40,393,209)	—

*  As of January 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Funds limit their investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with its investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowing. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay or receive, in the future, a fixed or variable rate payment in exchange for the counterparty receiving or paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligation is based on the notional amount of the swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive. Interest rate swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward interest rate swap), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by the Funds is recognized as a component of "Net realized gain (loss) from swaps" on the Statement

Nuveen Investments

of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Funds' basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the six months ended January 31, 2014, the Funds continued to invest in interest rate swap contracts to partially fix the interest cost of leverage, which each Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the six months ended January 31, 2014, was as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Average notional amount of interest rate swap contracts outstanding*	$36,975,000	$98,870,000	$58,635,000	$52,500,000	$206,150,000

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of "Unrealized appreciation or depreciation on credit default swaps (, net)" on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of "Credit default swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain or loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of swaps," and realized gains and losses are recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the six months ended January 31, 2014, Short Duration Credit Opportunities (JSD) continued to invest in credit default swap contracts to provide a benefit if particular bonds' credit quality worsened. The Fund does not hold other securities issued by the issuers referenced under these credit default swap contracts.

The average notional amount of credit default swap contracts outstanding during the six months ended January 31, 2014, was as follows:

Short Duration Credit Opportunities (JSD)
Average notional amount of credit default swap contracts outstanding*	$4,333,333

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The following table presents the fair value of all swap contracts held by the Funds as of January 31, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Senior Income (NSL)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(778,582)
Floating Rate Income (JFR)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(2,081,904)
Floating Rate Income Opportunity (JRO)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(1,234,676)
Short Duration Credit Opportunities (JSD)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(513,818)
Credit	Swaps	Unrealized appreciation on credit default swaps**	43,893	—	—
Credit Strategies Income (JQC)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(3,832,994)

**  Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative appreciation (depreciation) presented above.

The following tables present the swap contacts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Senior Income (NSL)
	Goldman Sachs	$—	$(52,572)	$—	$(52,572)	$52,572	$—
	Morgan Stanley	—	(726,010)	—	(726,010)	704,350	(21,660)
Total		$—	$(778,582)	$—	$(778,582)	$756,922	$(21,660)
Floating Rate Income (JFR)
	Goldman Sachs	$—	$(140,577)	$—	$(140,577)	$140,577	$—
	Morgan Stanley	—	(1,941,327)	—	(1,941,327)	1,902,915	(38,412)
Total		$—	$(2,081,904)	$—	$(2,081,904)	$2,043,492	$(38,412)
Floating Rate Income Opportunity (JRO)
	Goldman Sachs	$—	$(83,369)	$—	$(83,369)	$83,369	$—
	Morgan Stanley	—	(1,151,307)	—	(1,151,307)	1,125,000	(26,307)
Total		$—	$(1,234,676)	$—	$(1,234,676)	$1,208,369	$(26,307)
Short Duration Credit Opportunities (JSD)
	Barclays PLC	$—	$(255,914)	$—	$(255,914)	$255,914	$—
	Morgan Stanley	—	(257,904)	—	(257,904)	257,904	—
Total		$—	$(513,818)	$—	$(513,818)	$513,818	$—
Credit Strategies Income (JQC)
	JPMorgan	$—	$(177,790)	$—	$(177,790)	$177,790	$—
	Morgan Stanley	—	(3,655,204)	—	(3,655,204)	3,655,204	—
Total		$—	$(3,832,994)	$—	$(3,832,994)	$3,832,994	$—

***  Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

Nuveen Investments

Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Short Duration Credit Opportunities (JSD)	Morgan Stanley	$43,893	$—	$—	$43,893	$(43,893)	$—

***  Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the six months ended January 31, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Senior Income (NSL)	Interest	Swaps	$(288,579)	$195,143
Floating Rate Income (JFR)	Interest	Swaps	(771,650)	521,808
Floating Rate Income Opportunity (JRO)	Interest	Swaps	(457,628)	309,459
Short Duration Credit Opportunities (JSD)
	Credit	Swaps	(138,624)	115,678
	Interest	Swaps	(248,844)	(68,912)
Total			$(387,468)	$46,766
Credit Strategies Income (JQC)	Interest	Swaps	$(1,484,122)	$996,388

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Transactions in common shares were as follows:

	Senior Income (NSL)		Floating Rate Income (JFR)		Floating Rate Income Opportunity (JRO)
	Six Months Ended 1/31/14	Year Ended 7/31/13	Six Months Ended 1/31/14	Year Ended 7/31/13	Six Months Ended 1/31/14	Year Ended 7/31/13
Common shares:
Sold through shelf offering	—	5,798,036	22,610	6,888,559	43,186	7,155,904
Issued to shareholders due to reinvestment of distributions	3,421	36,601	4,199	54,601	5,155	30,879
Repurchased and retired	—	—	—	—	—	—
Total	3,421	5,834,637	26,809	6,943,160	48,341	7,186,783
Weighted average:
Premium to NAV per shelf offering share sold	—%	5.32%	1.46%	3.70%	1.38%	4.92%
Price per common share repurchased and retired	$—	$—	$—	$—	$—	$—
Discount per common share repurchased and retired	—%	—%	—%	—%	—%	—%

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

	Short Duration Credit Opportuntities (JSD)		Credit Strategies Income (JQC)
	Six Months Ended 1/31/14	Year Ended 7/31/13	Six Months Ended 1/31/14	Seven Months Ended 7/31/13	Year Ended 12/31/12
Common shares:
Sold through shelf offering	—	36,711	—	—	—
Issued to shareholders due to reinvestment of distributions	—	46,873	—	75,690	—
Repurchased and retired	—	—	—	—	—
Total	—	83,584	—	75,690	—
Weighted average:
Premium to NAV per shelf offering share sold	—%	1.68%	—%	—%	—%
Price per common share repurchased and retired	$—	$—	$—	$—	$—
Discount per common share repurchased and retired	—%	—%	—%	—%	—%

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended January 31, 2014, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Purchases	$153,087,141	$346,764,409	$263,891,893	$65,123,663	$707,747,456
Sales and maturities	128,313,718	284,089,554	205,330,729	72,964,812	683,092,654

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of timing differences in the recognition of an income on real estate investment trust ("REIT") investments (for Credit Strategies (JQC)), paydown gains and losses (except for Credit Strategies (JQC)), timing differences in recognizing certain gains and losses on investment transactions and, for Floating Rate Income (JFR), Floating Rate Income Opportunity (JRO), Short Duration Credit Opportunities (JSD) and Credit Strategies (JQC), recognition of premium amortization. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of January 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Cost of investments	$454,558,518	$1,099,102,835	$765,587,239	$277,862,444	$1,899,348,493
Gross unrealized:
Appreciation	$10,795,474	$28,469,528	$21,725,873	$7,644,085	$44,027,896
Depreciation	(4,367,664)	(10,504,230)	(6,446,586)	(600,017)	(5,704,989)
Net unrealized appreciation (depreciation) of investments	$6,427,810	$17,965,298	$15,279,287	$7,044,068	$38,322,907
Nuveen Investments

Permanent differences, primarily due to federal taxes paid, bond premium amortization adjustments, treatment of notional principal contracts, adjustments for REITs, adjustments for passive foreign investment companies and litigation proceeds, resulted in reclassifications among the Funds' components of common share net assets as of July 31, 2013, the Funds' last tax year end, as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Paid-in-surplus	$—	$(5,818)	$(4,577)	$(7,358)	$(14,377)
Undistributed (Over-distribution of) net investment income	(576,983)	(1,515,766)	(894,048)	(556,497)	11,925,177
Accumulated net realized gain (loss)	576,983	1,521,584	898,625	563,855	(11,910,800)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2013, the Funds' last tax year end, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Undistributed net ordinary income[1]	$626,830	$2,524,809	$1,867,335	$1,760,361	$3,514,155
Undistributed net long-term capital gains	—	—	—	2,174,311	—

1  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2013, paid on August 1, 2013.

The tax character of distributions paid during the Funds' last tax year ended July 31, 2013, was designated for purposes of the dividends paid deduction as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)[3]
Distributions from net ordinary income[2]	$19,766,814	$49,637,370	$34,999,480	$16,661,199	$54,593,575
Distributions from net long-term capital gains	—	—	—	224,732	—

The tax character of distributions paid during Credit Strategies Income's (JQC) tax year ended December 31, 2012, was designated for purposes of the dividends paid deduction as follows:

Credit Strategies Income (JQC)
Distributions from net ordinary income[2]	$109,325,873
Distributions from net long-term capital gains	—

2  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

3  For the seven months ended July 31, 2013.

As of July 31, 2013, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Credit Strategies Income (JQC)
Expiration:
July 31, 2016	$—	$—	$—	$202,598,007
July 31, 2017	6,925,213	15,533,989	4,813,324	289,143,715
July 31, 2018	29,264,459	67,020,214	46,332,843	8,513,146
Not subject to expiration:
Short-term losses	—	—	—	—
Long-term losses	—	—	—	876,176
Total	$36,189,672	$82,554,203	$51,146,167	$501,131,044

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

During the Funds' last tax year ended July 31, 2013, the following Funds utilized capital loss carryforwards as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Utilized capital loss carryforwards	$2,185,348	$8,740,800	$6,391,280

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Senior Income (NSL)
Post-October capital losses[4]	$3,629,377
Late-year ordinary losses[5]	—

4  Capital losses incurred from November 1, 2012 through July 31, 2013, the Funds' last tax year end.

5  Ordinary losses incurred from January 1, 2013 through July 31, 2013, and specified losses incurred from November 1, 2012 through July 31, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund's management fee consists of two components – a fund – level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Senior Income (NSL) Fund-Level Fee Rate
For the first $1 billion	.6500%
For the next $1 billion	.6375
For the next $3 billion	.6250
For the next $5 billion	.6000
For managed assets over $10 billion	.5750

Average Daily Managed Assets*	Floating Rate Income (JFR) Floating Rate Income Opportunity (JRO) Fund-Level Fee Rate	Short Duration Credit Opportunities (JSD) Fund-Level Fee Rate	Credit Strategies Income (JQC) Fund-level Fee Rate
For the first $500 million	.6500%	.6500%	.6800%
For the next $500 million	.6250	.6375	.6500
For the next $500 million	.6000	.6250	.6300
For the next $500 million	.5750	.6125	.6050
For managed assets over $2 billion	.5500	.6000	.5800

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an

Nuveen Investments

agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute ''eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of January 31, 2014, the complex-level fee rate for these Funds was .1679%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of January 31, 2014, the Funds had no unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in each Fund's portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of January 31, 2014, there were no such outstanding participation commitments in any of the Funds.

9. Borrowing Arrangements

The Funds have entered into borrowing arrangements ("Borrowings") as a means of leverage.

Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO)

The following Funds have entered into a credit agreement with an affiliate of Citibank N.A. through February 2, 2015. Each Fund's maximum commitment amount under its Borrowings is as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Maximum commitment amount	$127,000,000	$307,000,000	$214,000,000

As of January 31, 2014, each Fund's outstanding balance on its Borrowings was as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Outstanding balance on Borrowings	$99,000,000	$237,200,000	$163,900,000

On December 30, 2013, each Fund amended its Borrowings with Citibank N.A. and decreased its maximum commitment amount. For the period August 1, 2013 through December 29, 2013, each Fund's maximum commitment amount under its Borrowings was as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Maximum commitment amount	$135,000,000	$325,000,000	$215,000,000

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

During the six months ended January 31, 2014, the average daily balance outstanding and average annual interest rate on each Fund's Borrowings were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Average daily balance outstanding	$117,641,304	$282,232,609	$192,916,304
Average annual interest rate	0.99%	0.98%	0.98%

Interest charged on these Borrowings is based on a .75% per annum drawn fee on the amount borrowed and .15% per annum on the undrawn balance of the maximum commitment amount.

On December 30, 2013, each Fund incurred a one-time .15% amendment fee on its maximum commitment amount, which will be fully expensed during the fiscal year ended July 31, 2014.

Short Duration Credit Opportunities (JSD) and Credit Strategies Income (JQC)

The following Funds have entered into a 364-day revolving line of credit, renewable annually, with Bank of America, N.A. ("Bank of America").

Each Fund's maximum commitment amount under its Borrowings is as follows:

	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Maximum commitment amount	$95,000,000	$630,000,000

As of January 31, 2014, each Fund's outstanding balance on its Borrowings was as follows:

	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Outstanding balance on Borrowings	$85,000,000	$561,000,000

On August 9, 2013, Short Duration Credit Opportunities (JSD) renewed its Borrowings with Bank of America and increased the maximum commitment amount on its Borrowings from $85 million to $95 million.

On January 17, 2014, Credit Strategies Income (JQC) renewed its Borrowings with Bank of America through February 17, 2014.

During the six months ended January 31, 2014, the average daily balance outstanding and average annual interest rate on each Fund's Borrowings were as follows:

	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Average daily balance outstanding	$85,000,000	$561,000,000
Average annual interest rate	1.07%	1.17%

Short Duration Credit Opportunities' (JSD) interest is charged on its Borrowings at the 1-Month LIBOR (London Inter-Bank Offered Rate) plus .85% per annum or if the 1-Month LIBOR were to become unavailable, at a rate per annum equal to the greater of (a) the Federal Funds Rate plus 1.00%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate" or (c) one minus the Eurodollar Reserve Percentage plus 1.00%. The Fund also accrues a (a) .25% per annum on the undrawn balance of the maximum commitment amount and (b) one-time 10% amendment fee based on the maximum commitment amount on the Borrowings through August 10, 2014, the renewal date.

Credit Strategies Income's (JQC), interest is charged on its Borrowings at the 1-Month LIBOR plus .95% per annum or at a rate per annum equal to the greater of (a) the Federal Funds Rate plus .50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate" or (c) one minus the Eurodollar Reserve Percentage plus 1.00%. The Fund also accrues a .25% per annum commitment fee on the undrawn balance of the maximum commitment amount.

Nuveen Investments

Subsequent to the close of this reporting period, Credit Strategies Income (JQC) renewed its Borrowings with Bank of America through January 16, 2015, the renewal date. The Fund also accrues a one-time (a) .02% arrangement fee and (b) .05% upfront fee based on the maximum commitment amount of the Borrowings through the renewal date.

Other Borrowings Information

In order to maintain their Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund's Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments.

Each Funds' Borrowings outstanding is recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest charged on the amount borrowed and other fees incurred on the Borrowings are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

Nuveen Investments

Additional

Fund Information

Board of Trustees

William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NSL	JFR	JRO	JSD	JQC
Common shares repurchased	—	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Convexity: A tool used in risk management to measure the sensitivity of bond duration to interest rate changes. Higher convexity generally means higher sensitivity to interest rate changes.

■  CSFB Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio that increase the funds' investment exposure.

■  Equity Shelf Program: A type of public offering used in accordance with U.S. Securities and Exchange Commission (SEC) registration requirements. This program allows corporations to offer and sell securities for several years without a separate prospectus for each offering.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Notes

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $221 billion as of December 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

ESA-A-0114D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Senior Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: April 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: April 8, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: April 8, 2014